Exhibit 10.1

$1,200,000,000 REVOLVING CREDIT FACILITY
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

by and among

K. HOVNANIAN ENTERPRISES, INC.
(as the Borrower)

HOVNANIAN ENTERPRISES, INC.
(as a Guarantor)

and

THE LENDERS PARTY HERETO

and

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

Bank of America, N.A.

Wachovia Bank, National Association,

as

Syndication Agents

and

JP Morgan Chase Bank, N.A.

The Royal Bank of Scotland plc

KeyBank National Association

as

Documentation Agents

PNC Capital Markets, LLC,

Wachovia Securities, Inc., and

Banc of America Securities LLC

as

Joint Lead Arrangers and Joint Book Runners

Guaranty Bank

SunTrust Bank

US Bank National association

BNP Paribas

Calyon New York Branch

Comerica Bank

Emigrant Savings Bank

Citigroup North America, Inc.

as

Co-Managing Agents

Washington Mutual Bank FA

National City Bank

as

Co-Agents

Amended and Restated June 14, 2005

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TABLE OF CONTENTS

SECTION

1.	CERTAIN DEFINITIONS
1.1	Certain Definitions.
1.2	Construction.
	1.2.1.	Number; Inclusion.
	1.2.2.	Determination.
	1.2.3.	Agent’s Discretion and Consent.
	1.2.4.	Documents Taken as a Whole.
	1.2.5.	Headings.
	1.2.6.	Implied References to this Agreement.
	1.2.7.	Persons.
	1.2.8.	Modifications to Documents.
	1.2.9.	From, To and Through.
	1.2.10.	Shall; Will.
1.3	Accounting Principles.

2.	REVOLVING CREDIT AND SWING LOAN FACILITIES
2.1	Revolving Credit Commitments.
	2.1.1.	Revolving Credit Loans.
	2.1.2.	Swing Loan Commitment.
	2.1.3	Voluntary Reduction of Commitment
2.2	Nature of Lenders’ Obligations with Respect to Revolving Credit Loans.
2.3	Commitment Fees.
2.4	Revolving Credit Loan Requests; Swing Loan Requests.
	2.4.1.	Revolving Credit Loan Requests.
	2.4.2.	Swing Loan Requests.
2.5	Making Revolving Credit Loans and Swing Loans.
	2.5.1.	Generally.
	2.5.2.	Making Swing Loans.
2.6	Swing Loan Note.
2.7	Use of Proceeds.
2.8	Borrowings to Repay Swing Loans.
2.9	Letter of Credit Subfacility.
	2.9.1.	Issuance of Letters of Credit.
	2.9.2.	Letter of Credit Fees.
	2.9.3.	Disbursements, Reimbursement.
	2.9.4.	Repayment of Participation Advances.
	2.9.5.	Documentation.
	2.9.6.	Determinations to Honor Drawing Requests.
	2.9.7.	Nature of Participation and Reimbursement Obligations.
	2.9.8.	Indemnity.
	2.9.9.	Liability for Acts and Omissions.
	2.9.10.	Sharing Letter of Credit Documentation.

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2.10	Extension by Lenders of the Expiration Date.
	2.10.1.	Requests; Approval by All Lenders.
	2.10.2.	Approval by 80% Lenders.
2.11	Designation of Subsidiaries and Release of Guarantors.
	2.11.1.	Release of Guarantors.
	2.11.2.	Designation of Non-Restricted Person.
	2.11.3.	Automatic Designation of Non-Restricted Person.
	2.11.4.	Designation of Restricted Subsidiary.
2.12	Increase in Commitments.
	2.12.1	Increasing Lenders and New Lenders.
	2.12.2	Treatment of Outstanding Loans and Letters of Credit.

3.	INTEREST RATES
3.1	Interest Rate Options.
	3.1.1.	Revolving Credit Interest Rate Options.
	3.1.2.	Rate Quotations.
3.2	Interest Periods.
3.3	Interest After Default.
	3.3.1.	Default Rate.
	3.3.2.	Acknowledgment.
3.4	LIBO-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.
	3.4.1.	Unascertainable.
	3.4.2.	Illegality; Increased Costs; Deposits Not Available.
	3.4.3.	Agent’s and Lender’s Rights.
3.5	Selection of Interest Rate Options.

4.	PAYMENTS
4.1	Payments.
4.2	Pro Rata Treatment of Lenders.
4.3	Interest Payment Dates.
4.4	Voluntary Prepayments.
	4.4.1.	Right to Prepay.
	4.4.2.	Replacement of a Lender.
	4.4.3.	Change of Lending Office.
4.5	Mandatory Payments.
4.6	Additional Compensation in Certain Circumstances.
	4.6.1.	Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.
	4.6.2.	Indemnity.
4.7	Notes.
4.8	Settlement Date Procedures.

5.	REPRESENTATIONS AND WARRANTIES
5.1	Representations and Warranties.
	5.1.1.	Organization and Qualification.

	5.1.2.	Subsidiaries.
	5.1.3.	Power and Authority.
	5.1.4.	Validity and Binding Effect.
	5.1.5.	No Conflict.
	5.1.6.	Litigation.
	5.1.7.	Title to Properties.
	5.1.8.	Financial Statements.
	5.1.9.	Use of Proceeds; Margin Stock.
	5.1.10.	Full Disclosure.
	5.1.11.	Taxes.
	5.1.12.	Consents and Approvals.
	5.1.13.	No Event of Default; Compliance with Instruments.
	5.1.14.	Patents, Trademarks, Copyrights, Licenses, Etc.
	5.1.15.	Insurance.
	5.1.16.	Compliance with Laws.
	5.1.17.	Burdensome Restrictions.
	5.1.18.	Investment Companies; Regulated Entities.
	5.1.19.	Plans and Benefit Arrangements.
	5.1.20.	Employment Matters.
	5.1.21.	Environmental Matters.
	5.1.22.	Senior Debt Status.
5.2	Continuation of Representations.

6.	CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT
6.1	First Loans and Letters of Credit.
	6.1.1.	Officer’s Certificate.
	6.1.2.	Incumbency Certificate.
	6.1.3.	Delivery of Loan Documents.
	6.1.4.	Opinion of Counsel.
	6.1.5.	Legal Details.
	6.1.6.	Payment of Fees.
	6.1.7.	Consents.
	6.1.8.	Officer’s Certificate Regarding MACs.
	6.1.9.	No Actions or Proceedings.
	6.1.10	Lien Search.
6.2	Each Additional Loan or Letter of Credit.

7.	COVENANTS
7.1	Affirmative Covenants.
	7.1.1.	Preservation of Existence, Etc.
	7.1.2.	Payment of Liabilities, Including Taxes, Etc.
	7.1.3.	Maintenance of Insurance.
	7.1.4.	Maintenance of Properties and Leases.
	7.1.5.	Maintenance of Patents, Trademarks, Etc.
	7.1.6.	Visitation Rights.
	7.1.7.	Keeping of Records and Books of Account.

	7.1.8.	Compliance with Laws.
	7.1.9.	Use of Proceeds.
7.2	Negative Covenants.
	7.2.1.	Indebtedness.
	7.2.2.	Liens.
	7.2.3.	Loans and Investments.
	7.2.4.	Liquidations, Mergers, Consolidations, Acquisitions.
	7.2.5.	Dispositions of Assets or Subsidiaries.
	7.2.6.	Restricted Payments; Restricted Investments; Investments in Related Businesses.
	7.2.7.	Subsidiaries, Partnerships and Joint Ventures.
	7.2.8.	Continuation of or Change in Business.
	7.2.9.	Plans and Benefit Arrangements.
	7.2.10.	Borrowing Base.
	7.2.11.	Minimum ATNW.
	7.2.12.	Leverage Ratio.
	7.2.13.	Fixed Charge Coverage Ratio.
	7.2.14.	Inventory Limits.
	7.2.15.	Fiscal Year.
	7.2.16.	Changes in Subordinated Debt Documents.
7.3	Reporting Requirements.
	7.3.1.	Quarterly Financial Statements.
	7.3.2.	Annual Financial Statements.
	7.3.3.	Certificates of the Borrower.
	7.3.4.	Notice of Default.
	7.3.5.	Notice of Litigation.
	7.3.6.	Notice of Change in Debt Rating.
	7.3.7.	Budgets, Forecasts, Other Reports and Information.
	7.3.8.	Notices Regarding Plans and Benefit Arrangements.

8.	DEFAULT
8.1	Events of Default.
	8.1.1.	Payments Under Loan Documents.
	8.1.2.	Breach of Warranty.
	8.1.3.	Breach of Certain Negative Covenants.
	8.1.4.	Breach of Other Covenants.
	8.1.5.	Defaults in Other Agreements or Indebtedness.
	8.1.6.	Final Judgments or Orders.
	8.1.7.	Loan Document Unenforceable.
	8.1.10.	Insolvency.
	8.1.11.	Events Relating to Plans and Benefit Arrangements.
	8.1.12	Cessation of Business.
	8.1.13.	Change of Control.
	8.1.14.	Involuntary Proceedings.
	8.1.15.	Voluntary Proceedings.
8.2	Consequences of Event of Default.
	8.2.1.	Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.

	8.2.2.	Bankruptcy, Insolvency or Reorganization Proceedings.
	8.2.3.	Set-off.
	8.2.4.	Suits, Actions, Proceedings.
	8.2.5.	Application of Proceeds.
	8.2.6.	Other Rights and Remedies.

9.	THE AGENT
9.1	Appointment.
9.2	Delegation of Duties.
9.3	Nature of Duties; Independent Credit Investigation.
9.4	Actions in Discretion of Agent; Instructions From the Lenders.
9.5	Reimbursement and Indemnification of Agent by the Borrower.
9.6	Exculpatory Provisions; Limitation of Liability.
9.7	Reimbursement and Indemnification of Agent by Lenders.
9.8	Reliance by Agent.
9.9	Notice of Default.
9.10	Notices.
9.11	Lenders in Their Individual Capacities; Agents in its Individual Capacity.
9.12	Holders of Notes.
9.13	Equalization of Lenders.
9.14	Successor Agent.
9.15	Agent’s Fees.
9.16	Availability of Funds.
9.17	Calculations.
9.18	Beneficiaries.

10.	MISCELLANEOUS
10.1	Modifications, Amendments or Waivers.
	10.1.1.	Increase of Commitment.
	10.1.2.	Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment.
	10.1.3.	Miscellaneous
10.2	No Implied Waivers; Cumulative Remedies; Writing Required.
10.3	Reimbursement and Indemnification of Lenders by the Borrower; Taxes.
10.4	Holidays.
10.5	Funding by Branch, Subsidiary or Affiliate.
	10.5.1.	Notional Funding.
	10.5.2.	Actual Funding.
10.6	Notices.
10.7	Severability.
10.8	Governing Law.
10.9	Prior Understanding.
10.10	Duration; Survival.
10.11	Successors and Assigns.
10.12	Confidentiality.

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	10.12.1.	General.
	10.12.2.	Sharing Information With Affiliates of the Lenders.
10.13	Counterparts.
10.14	Agent’s or Lender’s Consent.
10.15	Exceptions.
10.16	CONSENT TO FORUM; WAIVER OF JURY TRIAL.
10.17	Certifications From Lenders and Participants.
	10.17.1	Tax Withholding Clause.
10.18	Joinder of Guarantors.
10.19	Concerning Agent Terms.
10.20	Ratification of Notes and Loan Documents and Existing Obligations.
10.21	No Reliance on Agent’s Customer Identification Program.

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)(1)	-	APPLICABLE MARGIN
SCHEDULE 1.1(A)(2)	-	AUTHORIZED OFFICERS AS OF THE CLOSING DATE
SCHEDULE 1.1(B)	-	COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(C)	-	LISTING OF RESTRICTED SUBSIDIARIES, JOINT VENTURES, MORTGAGE SUBSIDIARIES AND NON-RESTRICTED PERSONS AND CORPORATE OFFICE SUBSIDIARIES
SCHEDULE 1.1(E)	-	INCOME PRODUCING PROPERTIES
SCHEDULE 1.1(P)	-	PERMITTED LIENS
SCHEDULE 2.9.1	-	EXISTING LETTERS OF CREDIT
SCHEDULE 5.1.2	-	SUBSIDIARIES
SCHEDULE 5.1.8	-	MATERIAL EVENTS SINCE OCTOBER 31, 2004
SCHEDULE 5.1.12	-	CONSENTS AND APPROVALS

EXHIBITS

EXHIBIT 1.1(A)	-	ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(G)(1)	-	GUARANTY AGREEMENT
EXHIBIT 1.1(G)(2)	-	GUARANTOR JOINDER
EXHIBIT 1.1(R)	-	REVOLVING CREDIT NOTE
EXHIBIT 1.1(S)	-	SWING LOAN NOTE
EXHIBIT 2.4.1	-	LOAN REQUEST
EXHIBIT 2.4.2	-	SWING LOAN REQUEST
EXHIBIT 2.12.1-1	-	REVOLVING CREDIT COMMITMENT INCREASE AGREEMENT
EXHIBIT 2.12.1-2	-	LENDER JOINDER AND ASSUMPTION AGREEMENT
EXHIBIT 7.3.3.1	-	QUARTERLY COMPLIANCE CERTIFICATE
EXHIBIT 7.3.3.2	-	BORROWING BASE CERTIFICATE

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated June 14, 2005 and is made by and among K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Borrower”), HOVNANIAN ENTERPRISES, INC., a Delaware corporation (“Hovnanian” and a “Guarantor”), the LENDERS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Agent”).

WITNESSETH:

WHEREAS, the Lenders provided a $900,000,000 revolving credit facility to the Borrower pursuant to an Amended and Restated Credit Agreement dated June 18, 2004 among the parties hereto  (the “Prior Credit Agreement”);

WHEREAS, the Borrower and the Lenders have agreed that the Prior Credit Agreement be amended and restated as provided herein;

WHEREAS, the revolving credit provided hereunder shall be used to refinance existing indebtedness, provide for letters of credit and provide working capital and funds for general corporate purposes;

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.             CERTAIN DEFINITIONS

1.1                                 Certain Definitions.

In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

Adjusted Operating Income shall mean for any period the sum of (i) consolidated net income of Hovnanian for such period, (ii) to the extent deducted in arriving at such net income, consolidated income taxes, consolidated interest expense, Letter of Credit Fees, depreciation, amortization, non-cash valuation charges or adjustments and (iii) cash distributions received by any Loan Party from Non-Restricted Persons during such period.  Adjusted Operating Income shall exclude net income or loss of Non-Restricted Persons.

Adjusted Tangible Net Worth (or ATNW) shall mean as of any date (i) consolidated shareholders equity (including Qualified Preferred Equity) of Hovnanian as of such date minus, without duplication (ii) (A) Intangibles, (B) the Dollar amount of Restricted Investments (C) equity (comprising “cost” according to GAAP minus the amount of debt secured by applicable mortgages) in residential inventory properties purchased with the proceeds of, and secured by, Purchase Money Mortgages as of such date, all as calculated and consolidated in accordance with GAAP.

Affiliate as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 10% or more of any class of the voting or other equity interests of such Person, or (iii) 10% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person.  Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

Agent shall mean PNC Bank, National Association, and its successors and assigns.

Agent’s Fees shall have the meaning assigned to that term in Section 9.15 [Agent’s Fees].

Agent’s Letters shall have the meaning assigned to that term in Section 9.15 [Agent’s Fees].

Agreement shall mean this Credit Agreement, as the same may be supplemented or amended from time to time, including all schedules and exhibits.

Annual Statements shall have the meaning assigned to that term in Section 5.1.8((i) [Historical Statements]).

Anti-Terrorism Laws shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced).

Applicable Commitment Fee Rate shall mean the percentage rate per annum based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A)(1) below the heading “Commitment Fee.”  The Applicable Commitment Fee Rate shall be computed in accordance with the parameters set forth on Schedule 1.1(A)(1).

Applicable Letter of Credit Fee Rate shall mean the Applicable Margin under the LIBO-Rate Option less 12.5 basis points.

Applicable Margin shall mean, as applicable:

(A)          the percentage spread to be added to Base Rate under the Base Rate Option based on the Leverage Ratio and level of Debt Rating then in effect according to the pricing grid on Schedule 1.1(A)(1) below the heading “Base Rate Margin,” and

(B)           the percentage spread to be added to LIBO-Rate under the LIBO-Rate Option based on the Leverage Ratio and level of Debt Rating then in effect according to the pricing grid on Schedule 1.1(A)(1) below the heading “Libor Margin”.

The Applicable Margin shall be computed in accordance with the parameters set forth on Schedule 1.1(A)(1).

Assignee Lender shall have the meaning assigned to such term in Section 2.10.2 [Approval by 80% Lenders].

Assignment and Assumption Agreement shall mean an Assignment and Assumption Agreement by and among a Purchasing Lender, a Transferor Lender and the Agent, as Agent and on behalf of the remaining Lenders, substantially in the form of Exhibit 1.1(A).

Authorized Officer shall mean those individuals listed on Schedule 1.1(A)(2) or otherwise designated by written notice to the Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder.  The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Agent.

Average Daily Usage Percentage for any period shall mean the average daily ratio (expressed as a percentage) of the following for such period: (i) the Revolving Facility Usage to (ii) the Revolving Credit Commitments.

Base Rate shall mean the greater of (i) the interest rate per annum announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Open Rate plus 1/2% per annum.

Base Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1((i)) [Revolving Credit Base Rate Option].

Benefit Arrangement shall mean at any time an “employee benefit plan,” within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by the Borrower.

Blocked Person shall have the meaning assigned to such term in Section 5.1.23.

Borrower shall mean K. Hovnanian Enterprises, Inc., a corporation organized and existing under the laws of the State of California and wholly-owned by Hovnanian.

Borrowing Base shall mean at any time, the Dollar amount equal to the sum of the following items, each owned free and clear of all Liens (except Permitted Liens of the type described in items (i), (ii), (iii), (iv), (v), (vi) and (xii) of the definition of “Permitted Liens”) by the Borrower, Hovnanian or a Restricted Subsidiary:

(i)            100% of Excess Cash;

(ii)           95% of Sold Homes;

(iii)          70% of Unsold Homes; and

(iv)                              55% of Finished Lots and Land Under Development;

provided however that the Borrowing Base shall exclude in all events the Dollar amount of

(i)                                     property located outside of the United States of America;

(ii)                                  Unentitled Land;

(iii)                               any residential or commercial property owned by Hovnanian or any Subsidiary which is leased or held for purposes of leasing primarily to unaffiliated third parties; and

(iv)                              properties subject to any Purchase Money Mortgage.

The determination of the Agent in respect of the Borrowing Base shall be conclusive absent manifest error.

Borrowing Base Certificate shall mean the Borrowing Base Certificate in the form of Exhibit 7.3.3.2 duly completed and delivered by the Borrower pursuant to Section 7.3.3.2 [Borrowing Base Certificate].

Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

Borrowing Tranche shall mean specified portions of Loans outstanding as follows:  (i) any Loans to which a LIBO-Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business at the Principal Office or in New York, New York and if the applicable Business Day relates to any Loan to which the LIBO-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

Capital Stock Retirement shall mean any repurchase, redemption, acquisition or retirement of any capital stock or other ownership interest of Hovnanian or of any warrants, options or other rights to purchase such capital stock or other ownership interest; provided that “Capital Stock Retirement” shall not include the conversion or exchange of any of the foregoing into shares of capital stock of Hovnanian.

Closing Date shall mean June 14, 2005, which shall be the date hereof.

Commitment shall mean as to any Lender its Revolving Credit Commitment and, in the case of the Agent, its Revolving Credit Commitment and its Swing Loan Commitment; and Commitments shall mean the aggregate of the Revolving Credit Commitments of all of the Lenders, including the Swing Loan Commitment of the Agent.

Commitment Fee shall have the meaning assigned to that term in Section 2.3 [Commitment Fees].

Compliance Certificate shall have the meaning assigned to such term in Section 7.3.3 [Certificates of the Borrower].

Contamination shall mean the presence or release or threat of release of Regulated Substances in, on, under or emanating to or from any of the Property, which pursuant to Environmental Laws requires notification or reporting to an Official Body, or which pursuant to Environmental Laws requires the investigation, cleanup, removal, remediation, containment, abatement of or other response action or which otherwise constitutes a violation of Environmental Laws.

Corporate Office Subsidiary shall mean any Subsidiary that owns, as its primary asset, an office building which is occupied, in whole or in part, by Hovnanian or one or more of its Subsidiaries.  Any such Corporate Office Subsidiary may be a Restricted Subsidiary or Non-Restricted Person in accordance with the terms of this Agreement.  The Corporate Office Subsidiaries as of the date hereof are identified as such on Exhibit 1.1(C).

Debt Rating shall mean the rating of Hovnanian’s senior unsecured long-term debt by each of Standard & Poor’s, Moody’s and Fitch.

Default Rate shall have the meaning assigned to that term in Section 3.3.l [Default Rate].

Dividends shall mean any dividend or distribution by a Person in respect of its capital stock or ownership interests, whether in cash, property or securities.

Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

Drawing Date shall mean each date that an amount is paid by the Letter of Credit Lender under any Letter of Credit.

Dwelling Unit shall mean a residential housing unit held for sale by a Loan Party.

Environmental Complaint shall mean any written complaint by any Person or Official Body setting forth a cause of action for personal injury or property damage, natural resource damage, contribution or indemnity for response costs, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Environmental Laws or under any order, notice of violation, citation, subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any Environmental Laws.

Environmental Laws shall mean all federal, state, local and foreign Laws and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with an Official Body pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health or the environment; (iii) employee safety in the workplace; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, transport, storage, collection, distribution, disposal or release or threat of release of Regulated Substances; (v) the presence of Contamination; (vi) the protection of endangered or threatened species; and (vii) the protection of Environmentally Sensitive Areas.

Environmentally Sensitive Area shall mean (i) any wetland as defined by applicable Environmental Laws; (ii) any area designated as a coastal zone pursuant to applicable Laws, including Environmental Laws; (iii) any area of historic or archeological significance or scenic area as defined or designated by applicable Laws, including Environmental Laws; (iv) habitats of endangered species or threatened species as designated by applicable Laws, including Environmental Laws; or (v) a floodplain or other flood hazard area as defined pursuant to any applicable Laws.

ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

ERISA Group shall mean, at any time, the Borrower and any entity (whether or not incorporated) that is under common control with the Borrower within the meaning of Section 4001 of ERISA, or the Borrower and all other entities which, together with the Borrower, are treated as a single employer under Sections 414 (b) or (c) of the Internal Revenue Code.

Event of Default shall mean any of the events described in Section 8.1 [Events of Default] and referred to therein as an “Event of Default.”

Excess Cash shall mean cash that would appear on a consolidated balance sheet of Hovnanian (to the extent not pledged or encumbered in any way (other than in connection with a Permitted Lien of the type described in item (xii) of the definition of Permitted Liens, but only to the extent that no outstanding Indebtedness or other liabilities are owed to the applicable institution or such institution is a Lender)) in excess of $10,000,000.

Executive Order No. 13224 shall mean the Executive Order No. 13224 on Terrorist Financing,  effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

Existing Lenders shall have the meaning assigned to such term in Section 2.12 [Increases in Revolving Credit Commitments.]

Expiration Date shall mean, with respect to the Revolving Credit Commitments, July 30, 2009 as such may be extended pursuant to Section 2.10 [Extension by Lenders of the Expiration Date].

Extending Lender shall have the meaning assigned to such term in Section 2.10.2 [Approval by 80% Lender].

Federal Funds Effective Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

Federal Funds Open Rate  shall mean the rate per annum determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the “open” rate for federal funds transactions as of the opening of business for federal funds transactions among members of the Federal Reserve System arranged by federal funds brokers on such day, as quoted by Garvin Guybutler, any successor entity thereto, or any other broker selected by the Agent, as set forth on the applicable Telerate display page; provided, however; that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open rate” on the immediately preceding Business Day, or if no such rate shall be quoted by a Federal funds broker at such time, such other rate as determined by the Agent in accordance with its usual procedures.

Financial Projections shall have the meaning assigned to that term in Section 5.1.8((ii)) [Financial Projections].

Finished Lots and Land Under Development shall mean the Dollar amount of the lower of (i) actual cost (including land costs and capitalized expenses relating thereto) or (ii) the market value (determined in accordance with GAAP) of any land owned by a Loan Party that has been granted Preliminary Approvals until a time which is the earlier of when (x) it is “Unsold Homes” and (y) it is “Sold Homes”.

Fitch shall mean Fitch IBCA, Duff & Phelps, a division of Fitch, Inc., and its successors.

Fixed Charge Coverage Ratio shall mean the ratio, as of any date of determination, of (i) Adjusted Operating Income for the prior twelve (12) months to (ii) four (4) multiplied by Fixed Charges for the most-recently ended fiscal quarter.

Fixed Charges shall mean as of the last day of any fiscal quarter the sum, without duplication, of (i) interest cost incurred on all Senior Homebuilding Indebtedness over the past fiscal quarter; (ii) interest cost incurred on the Subordinated Debt over the past fiscal quarter; (iii) 50% of the interest cost incurred on all Purchase Money Mortgages over the past fiscal quarter; (iv) Letter of Credit Fees accrued over the past fiscal quarter; and (v) the interest component of capitalized leases over the past fiscal quarter.

GAAP shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3 [Accounting Principles], and applied on a consistent basis both as to classification of items and amounts.

Governmental Acts shall have the meaning assigned to that term in Section 2.9.8 [Indemnity].

Guarantor shall mean each of the parties to the Guaranty Agreement (and designated as a “Guarantor” on Schedule 1.1(C)) and each other Person which joins the Guaranty Agreement as a Guarantor after the date hereof pursuant to Section 10.18 [Joinder of Guarantors].  As of the Closing Date, Hovnanian shall be a Guarantor and all Restricted Subsidiaries other than the Borrower shall be Guarantors.

Guarantor Joinder shall mean a joinder by a Person as a Guarantor under the Guaranty Agreement in the form of Exhibit 1.1(G)(2).

Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness of any other Person in any manner, whether directly or indirectly.

Guaranty Agreement shall mean the Amended and Restated Guaranty and Suretyship Agreement dated the Closing Date in the form attached as Exhibit 1.1(G)(1) hereto and executed and delivered by each of the Guarantors to the Agent for the benefit of the Lenders, as supplemented by joinders delivered from time to time in respect of new Guarantors.

Hedge Agreement shall mean, as to any Person, any swap, cap, collar or similar arrangement entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

Hedge Agreement Termination Value shall mean, in respect of any one or more Hedge Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Agreements, (a) for any date on or after the date such Hedge Agreements have been closed out at termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market or other readily available quotations provided by any recognized dealer in such Hedge Agreements (which may include a Lender or any Affiliate of a Lender).

High Leverage Period shall mean any fiscal quarter for which the Leverage Ratio as of the end date of such quarter exceeds 2.10 to 1.00.

Historical Statements shall have the meaning assigned to that term in Section 5.1.8((i)) [Historical Statements].

Homebuilding Indebtedness shall mean as of any date the sum of (i) Senior Homebuilding Indebtedness as of such date and (ii) Subordinated Debt as of such date.

Hovnanian shall mean Hovnanian Enterprises, Inc., a Delaware corporation, shares of whose Class A Common Stock are registered pursuant to the Securities Exchange Act of 1934.

Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of:  (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) all net obligations under any Hedge Agreement (measured as the Hedge Agreement Termination Value thereof) (v) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not more than ninety (90) days past due or that are being contested in good faith by appropriate proceedings), if and to the extent any of the foregoing in this item (v) would appear as a liability on the balance sheet of such Person prepared on a consolidated basis in accordance with GAAP, or (vi) any Guaranty of Indebtedness for borrowed money.  Indebtedness shall not include Qualified Preferred Equity.

Insolvency Proceeding  shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors undertaken under any Law.

Intangibles shall mean all patents, patent applications, copyrights, trademarks, tradenames, goodwill, organization expenses and other like items of Hovnanian and its Subsidiaries which are treated as intangibles under GAAP.

Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the LIBO-Rate Option.  Subject to the last sentence of this definition, such period shall be one, two, three or six Months if Borrower selects the LIBO-Rate Option.  Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the LIBO-Rate Option if the Borrower is renewing or converting to the LIBO-Rate Option applicable to outstanding Loans.  Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

Interest Rate Option shall mean any LIBO-Rate Option or Base Rate Option.

Internal Revenue Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

Investment shall mean any loan or advance to or on behalf of, or purchase, acquisition or ownership of any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other similar investment or interest in, or any capital contribution made to, any other Person, or any agreement to become or remain liable to do any of the foregoing.

Investment Grade Level shall mean, with respect to the rating of Hovnanian’s senior unsecured long-term debt by any of Standard & Poor’s, Moody’s or Fitch, a rating at or above the following level by such rating agency:

Rating Agency	Minimum Level for “Investment Grade” Rating

Standard & Poor’s	BBB-

Moody’s	Baa3

Fitch	BBB-

Investment Grade Period shall mean the period commencing on the date on which the Borrower delivers to the Agent evidence satisfactory to the Agent that Hovnanian’s senior unsecured long-term debt is rated at or above the Investment Grade Level by at least two of any of the three rating agencies listed below and shall terminate on the date on which Hovnanian’s senior unsecured long-term debt ceases to be rated at the Investment Grade Level or higher by at least two of such rating agencies: (i) Moody’s, (ii) Standard & Poor’s and (iii) Fitch.

Investment in Related Businesses shall have the meaning assigned to such term in Section 7.2.6.

Joint Ventures shall mean any Person in whom a Loan Party has an ownership interest and which is not a “Subsidiary” as defined in this Agreement.  Each of the Joint Ventures as of the Closing Date is listed on Schedule 1.1(C).

Labor Contracts shall mean all employment agreements, employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees.

Law shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

Letter of Credit shall have the meaning assigned to that term in Section 2.9.1 [Issuance of Letters of Credit].

Letter of Credit Lender shall have the meaning assigned to that term in Section 2.9.1 [Issuance of Letters of Credit].

Letter of Credit Borrowing shall have the meaning assigned to such term in Section 2.9.3.4 [Disbursements, Reimbursement].

Letter of Credit Fee shall have the meaning assigned to that term in Section 2.9.2 [Letter of Credit Fees].

Letter of Credit Outstandings shall mean at any time the sum of (i) the aggregate undrawn face amount of outstanding Letters of Credit and (ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations and Letter of Credit Borrowings.

Leverage Ratio shall mean the ratio of  (x)(i) Homebuilding Indebtedness minus (ii) Excess Cash to (y) Adjusted Tangible Net Worth.

LIBO-Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the LIBO-Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers’ Association as set forth on Moneyline Telerate (or appropriate successor or, if the British Bankers’ Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) display page 3750 (or such other display page on the Moneyline Telerate service as may replace display page 3750) two (2) Business Days prior to the first day of such Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period by (ii) a number equal to 1.00 minus the LIBO-Rate Reserve Percentage.  The LIBO-Rate may also be expressed by the following formula:

LIBO-Rate =	Average of London interbank offered rates quoted
by BBA or appropriate successor as shown on
Moneyline Telerate Service display page 3750
1.00 - LIBO-Rate Reserve Percentage

The LIBO-Rate shall be adjusted with respect to any Loan to which the LIBO-Rate Option applies that is outstanding on the effective date of any change in the LIBO-Rate Reserve Percentage as of such effective date.  The Agent shall give prompt notice to the Borrower of the LIBO-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

LIBO-Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 3.1.1(ii) [Revolving Credit LIBO-Rate Option].

LIBO-Rate Reserve Percentage shall mean as of any day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”).

Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

LLC Interests shall have the meaning assigned to such term in Section 5.1.2 [Subsidiaries ].

Loan Documents shall mean this Agreement, the Agent’s Letters, the Notes, the Guaranty Agreement, and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.  Each of the Loan Documents under the Prior Credit Agreement shall be Loan Documents hereunder.

Loan Parties shall mean the Borrower and the Guarantors.

Loan Request  shall have the meaning assigned to that term in Section 2.5 [Revolving Credit Loan Requests; Swing Loan Requests].

Loans shall mean collectively all Revolving Credit Loans and Swing Loans and Loan shall mean separately, any Revolving Credit Loan or Swing Loan.

Material Adverse Change shall mean any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations or business prospects of the Loan Parties taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform their material Indebtedness for borrowed money, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Lenders, to the extent permitted, to enforce their legal remedies pursuant to this Agreement, the Notes or the Guaranty Agreement.

Month, with respect to an Interest Period under the LIBO-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period.  If any LIBO-Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

Moody’s shall mean Moody’s Investors Service, Inc. and its successors.

Mortgage Subsidiary shall mean each Subsidiary which is in the business of making residential mortgage loans. Each of the Mortgage Subsidiaries as of the Closing Date is listed on Schedule 1.1(C).

Multiemployer Plan shall mean any employee benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.

New Lender shall have the meaning assigned to such term in Section 2.12 [Increases in Revolving Credit Commitments.]

Non-approving Lender shall have the meaning assigned to such term in Section 2.10.2 [Approval by 80% Lenders].

Non-Restricted Person shall mean any (i) Joint Venture and (ii) Subsidiary of Hovnanian which is not a Restricted Subsidiary.  Each of the Non-Restricted Persons as of the Closing Date is listed on Schedule 1.1(C).

Notes shall mean the Revolving Credit Notes and the Swing Note.

Notices shall have the meaning assigned to that term in Section 10.6 [Notices].

Obligation shall mean any obligation or liability of any of the Loan Parties to the Agent or any of the Lenders, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, any Notes, the Letters of Credit, the Agent’s Letters or any other Loan Document.

Official Body shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

Participation Advance shall mean, with respect to any Lender, such Lender’s payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.9.4 [Repayment of Participation Advances].

Partnership Interests shall have the meaning assigned to such term in 5.1.2. [Subsidiaries ].

PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

Permitted Acquisitions  shall have the meaning assigned to such term in Section 7.2.4 [Liquidations, Mergers, Consolidations, Acquisitions].

Permitted Investments shall mean a Loan Party’s Investment in:

(a)           (i)            cash, marketable direct obligations of the United States of America or any agency thereof, and certificates of deposit, demand deposits, time deposits, or repurchase agreements issued by any Lender or any bank with a capital and surplus of at least $25,000,000 organized under the laws of the United States of America or any state thereof, state or municipal securities with a rating of A-1 or better by Standard & Poor’s or P-1 by Moody’s or F-1 by Fitch, provided that such obligations, certificates of deposit, demand deposits, time deposits, and repurchase agreements have a maturity of less than one year from the date of purchase;

(ii)           investment grade commercial paper or debt or commercial paper issued by a Lender or a bank holding company of a Lender having a maturity date of one year or less from the date of purchase; and

(iii)          funds holding assets primarily consisting of those described in clause (i) and (ii) hereof;

(b)           loans or advances to employees of a Loan Party in the ordinary course of business;

(c)                                  any Person that is or concurrently becomes a Loan Party;

(d)           purchase money notes not exceeding $25,000,000 principal amount in the aggregate received incident to sales of property by a Restricted Subsidiary;

(e)           trade credit extended on usual and customary terms in the ordinary course of business;

(f)            loans to officers and directors to the extent permitted by Section 7.2.6.2 [Restricted Payments; Restricted Investments; Investments in Related Businesses];

(g)           marketable securities costing at the time of purchase no more than $3,000,000 in the aggregate of any one or more residential real estate developers and which are registered under the Securities Exchange Act of 1934;

(h)           investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts or disputes with or judgments against, contractors, suppliers or customers, in each case in the ordinary course of business; and

(i)            other Investments not in excess of $25,000,000 in the aggregate.

Permitted Liens shall mean:

(i)            Liens for taxes, assessments or other governmental charges not yet payable or being contested in good faith and as to which adequate reserves shall have been established in accordance with GAAP;

(ii)           Pledges or deposits made in the ordinary course of business to secure payment of workers’ compensation, or to participate in any fund in connection with workers’ compensation, unemployment insurance, old-age pensions or other social security programs;

(iii)          Mechanics’, materialmen’s, warehousemen’s, carriers’ or other like liens arising in the ordinary course of business securing obligations which are not overdue for a period longer than 30 days or which are being contested in good faith by appropriate proceedings;

(iv)          Pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

(v)           Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

(vi)          Liens, security interests and mortgages in favor of the Agent for the benefit of the Lenders;

(vii)         Liens on property leased by any Loan Party or Subsidiary of a Loan Party under capital and operating leases not prohibited by this Agreement securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

(viii)        Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

(ix)           Purchase Money Mortgages and Purchase Money Security Interests and Liens on the real property owned by Hovnanian or a Corporate Office Subsidiary and occupied primarily by employees of Hovnanian or its subsidiaries, including Liens on the real property which serves as Hovnanian’s headquarters in Red Bank, New Jersey securing Indebtedness not to exceed in aggregate $25,000,000 principal amount; and

(x)            The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and they do not in the aggregate materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

(1)           Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

(2)           Claims, Liens or encumbrances upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits (except to the extent such attachment constitutes an Event of Default under Section 8.1.8);

(3)           Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens;

(4)           Liens resulting from final judgments or orders described in Section 8.1.6 [Final Judgments or Orders] (to the extent that judgments or orders and related Liens do not constitute Events of Default under such Section 8.1.6);

(xi)           Liens, security interests, mortgages, or deeds of trust on real estate in conjunction with purchase contracts for the purchase of the land comprising such real estate, which secure future payments due to the land sellers at the time of the sale of the homes on such land and which are contingent on the sale price of such homes, including (a) adjustments to the land purchase price, (b) profit participations, (c) community marketing fees and community enhancement fees, and (d) reimbursable costs paid by the land developer;

(xii)          Liens arising under applicable Law (as opposed to consensual Liens granted by contract), or confirmations or acknowledgments thereof, created in the ordinary course of business in favor of banks or other financial institutions over credit balances in any bank account at such bank or financial institution; and

(xiii)         Other Liens securing obligations not in excess of $5,000,000 in the aggregate, and.

Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

Plan shall mean at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code in respect of which the Borrower or any member of the ERISA Group is an “employer” as defined in Section 3(5) of ERISA.

PNC Bank shall mean PNC Bank, National Association, its successors and assigns.

Potential Default shall mean any event or condition which with notice, passage of time or a determination by the Agent or the Required Lenders, or any combination of the foregoing, would constitute an Event of Default.

Preliminary Approvals shall mean the following:  (i) in New Jersey, as defined in the Municipal Land Use Law (N.J.S.A. 40:55D-1 et seq.) and (ii) for states other than New Jersey, a point in time equivalent thereto.

Principal Office shall mean the main banking office of the Agent in Pittsburgh, Pennsylvania or such other location so designated by the Agent.

Prior Credit Agreement shall have the meaning assigned to such term in the preamble to this Agreement.

Prohibited Transaction shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor.

Property shall mean all real property, both owned and leased, of any Loan Party or Subsidiary of a Loan Party.

Purchase Money Mortgage shall mean any non-recourse mortgages granted to secure Indebtedness of any Loan Party.

Purchase Money Security Interest shall mean Liens upon tangible personal property securing loans to any Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property and excluding Purchase Money Mortgages.

Purchasing Lender shall mean a Lender which becomes a party to this Agreement by executing an Assignment and Assumption Agreement.

Qualified Preferred Equity shall mean preferred equity issued by Hovnanian or any wholly-owned subsidiary thereof provided that each of the following conditions is met: (1) the total book value thereof shall not at any time exceed $250,000,000, (2) the term thereof shall be perpetual and such Qualified Preferred Equity shall not contain any mandatory redemption provisions, put rights in favor of the holders thereof, or any provisions that may obligate the issuer to repurchase any or all of such Qualified Preferred Equity at any time, (3) such Qualified Preferred Equity shall not provide the holders with cumulative dividends rights, and (4) the Borrower shall have disclosed to the Agent the terms of such Qualified Preferred Equity prior to the issuance thereof.

Ratable Share shall mean so long as any Commitments are outstanding the proportion that a Lender’s Commitment (excluding the Swing Loan Commitment) bears to the Commitments (excluding the Swing Loan Commitment) of all of the Lenders and after all Commitments have been terminated, the proportion that a Lender’s Revolving Credit Loans outstanding bears to all Revolving Credit Loans outstanding of all of the Lenders.

Regulated Substances shall mean any substance, material or waste defined under Environmental Laws as a “hazardous substance,” “pollutant,” “pollution,” “contaminant,” “hazardous or toxic substance,” “extremely hazardous substance,” “toxic chemical,” “toxic substance,” “toxic waste,” “hazardous waste,” “special handling waste,” “industrial waste,” “residual waste,” “solid waste,” “municipal waste,” “mixed waste,” “infectious waste,” “chemotherapeutic waste,” “medical waste,” or “regulated substance” or any other material, substance or waste which otherwise is regulated by Environmental Laws.

Regulation U shall mean Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

Reimbursement Obligation shall mean the obligation of the Borrower to reimburse a Letter of Credit Lender for draws under a Letter of Credit issued by such Lender under this Agreement, except to the extent such obligation is represented by a Revolving Credit Loan.

Related Businesses shall mean business activities incidental, complementary, or related to the homebuilding business.

Reportable Event shall mean a reportable event described in Section 4043 of ERISA and regulations thereunder with respect to a Plan other than those events as to which the 30-day notice is waived under the PBGC regulations.

Required Lenders shall mean

(i)            if there are no Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Lenders whose Commitments (excluding the Swing Loan Commitments) aggregate at least 66 2/3% of the Revolving Credit Commitments of all of the Lenders, or

(ii)           if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, any Lender or group of Lenders if the sum of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings of such Lenders then outstanding aggregates at least 66 2/3% of the total principal amount of all of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings then outstanding.

Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of the Agent and not a participating Lender if such Lender has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Lender to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

Required Environmental Permits shall mean all permits, licenses, bonds, consents, programs, approvals or authorizations required under Environmental Laws to own, occupy or maintain the Property or which otherwise are required by Environmental Law for the operations and business activities of the Loan Parties.

Required Share shall have the meaning assigned to such term in Section 4.8 [Settlement Date Procedures].

Restricted Investment shall mean a Loan Party’s Investment that constitutes a Subsidiary Investment in any Non-Restricted Person.

Restricted Payments shall mean

(i)            Dividends and Capital Stock Retirement payments after January 31, 2001 by Hovnanian or otherwise to the shareholders of Hovnanian; and

(ii)           Payments (whether in the form of principal payments, note repurchases or similar items) to the holder of Subordinated Debt made on or after January 31, 2001; provided, however, with respect to this item (ii), a refinancing of the Subordinated Debt to the extent consisting of the repayment of the Subordinated Debt and the incurring of new “Subordinated Debt” within 60 days of such repayment shall not constitute a “Restricted Payment”; and

(iii)          Any payments by Hovnanian or its Subsidiaries in respect of Qualified Preferred Equity.

Restricted Subsidiaries shall mean any Subsidiary that has not been designated a Non-Restricted Person as of the Closing Date or in accordance with Section 2.11 [Designation of Subsidiaries and Release of Guarantors].  Each of the Restricted Subsidiaries as of the Closing Date is listed on Schedule 1.1(C).

Revolving Credit Commitment shall mean, as to any Lender at any time, the amount set forth opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Revolving Credit Loans” or on Schedule I to the Assignment and Assumption Agreement pursuant to which such Lender became a party hereto, and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Lenders.

Revolving Credit Commitment Increase Date shall have the meaning assigned to such term in Section 2.12 [Increases in Revolving Credit Commitments.]

Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Lenders or one of the Lenders to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] or 2.9.3 [Disbursements, Reimbursement].

Revolving Credit Note shall mean any Revolving Credit Note of the Borrower in the form of Exhibit 1.1(R), issued by the Borrower payable to the order of each Lender (unless a Lender requests that the Borrower not issue a Note to such Lender) in a face amount equal to such Lender’s Revolving Credit Commitment pursuant to Section 4.7 [Notes] evidencing the Revolving Credit Loans to such Lender, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

Revolving Facility Usage shall mean at any time the sum of the Revolving Credit Loans outstanding, Swing Loans outstanding and the Letter of Credit Outstandings.

SEC shall mean the Securities and Exchange Commission or any governmental agencies substituted therefor.

Senior Homebuilding Indebtedness shall mean the sum (without duplication) of (a) outstanding principal amount of the Obligations, (b) letters of credit (whether or not issued under this Agreement), (c) Guaranties by any Loan Party of any obligation of any Person which is not a Restricted Subsidiary or Hovnanian, (d) Senior Notes, (e) surety bonds (or similar products) issued by bonding companies in lieu of cash payments or cash deposits on contracts for any Loan Party to acquire land inventory in respect of which a Loan Party is obligated and (f) other Indebtedness of Hovnanian or a Restricted Subsidiary which is permitted under this Agreement; provided however, that “Senior Homebuilding Indebtedness” shall not include (i) debt secured by Purchase Money Security Interests and Purchase Money Mortgages and (ii) Subordinated Debt.

Senior Notes shall mean the (i) $150,000,000 principal amount 10 1/2% Senior Notes of the Borrower and guaranteed by Hovnanian due October 2007; (ii) $100,000,000 principal amount 8.0% Senior Notes of the Borrower due April 2012 and guaranteed by Hovnanian;  (iii) $215,000,000 principal amount 6.50% Senior Notes of the Borrower due January 2014 and guaranteed by Hovnanian; (iv) $150,000,000 principal amount 6.375% Senior Notes of the Borrower due 2014 and guaranteed by Hovnanian; and (v) other notes sold or guaranteed by Hovnanian or the Borrower from time to time after the Closing Date on terms not materially less favorable to the Lenders (as determined by the Agent) as those described in clauses (i) and (ii) above.

Settlement Date shall mean the date selected from time to time by the Agent (after consulting the Borrower) on which the Agent elects to effect settlement pursuant to Section 4.8 [Settlement Date Procedures].

Sold Homes shall mean the Dollar amount of the capitalized construction costs of any Dwelling Unit upon which a third party purchaser has paid a cash deposit pursuant to an enforceable agreement of sale.  Such cost shall include the proportional costs of the land under the Dwelling Unit, site improvements and soft costs incurred to date.

Standard & Poor’s shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

Subordinated Debt shall mean (i) the  $150,000,000 principal amount 8.875% Senior Subordinated Notes due in April 2012; (ii) the $150,000,000 principal amount 7.75% Senior Subordinated Notes due in 2013; and (iii) any other unsecured indebtedness of the Borrower, Hovnanian, or any other Loan Party which is subordinated by its terms to the prior payment in full of the Obligations evidenced by this Agreement, the Notes and the Letters of Credit, as may be outstanding from time to time, in a manner no less favorable to the Lenders in any material respect than the terms of the Subordinated Debt described in clause (i) above and which contain covenants that are not materially less favorable to Hovnanian, the Borrower or any other Loan Party than those contained in the Subordinated Debt described in clause (i) above.

Subsidiary of any Person at any time, shall mean a corporation, partnership, limited liability company or other entity (i) whose assets and liabilities are consolidated with Hovnanian in accordance with GAAP (except for joint ventures or similar arrangements which would not be considered “Subsidiaries” of a Loan Party but for the application of FASB Interpretation No. 46 regarding consolidation issued by the Financial Accounting Standards Board (FASB) in January, 2003) and (ii) of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of Hovnanian.

Subsidiary Investment shall mean with respect to any Subsidiary or Joint Venture the sum of (x) loans to such Person by Hovnanian or a Restricted Subsidiary and (y) Hovnanian’s or a Restricted Subsidiary’s share of equity in such Person.

Subsidiary Shares shall have the meaning assigned to that term in Section 5.1.2 [Subsidiaries].

Swing Loan Commitment shall mean PNC Bank’s commitment to make Swing Loans to the Borrower pursuant to Section 2.1.2 [Swing Loan Commitment] hereof in an aggregate principal amount of up to $30,000,000.

Swing Loan Note shall mean the Swing Loan Note of the Borrower in the form of Exhibit 1.1(S) evidencing the Swing Loans, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.4.2 [ Swing Loan Requests] hereof.

Swing Loans shall mean collectively and Swing Loan shall mean separately all Swing Loans or any Swing Loan made by PNC Bank to the Borrower pursuant to Section 2.1.2 [Swing Loan Commitment] hereof.

Transferor Lender shall mean the selling Lender pursuant to an Assignment and Assumption Agreement.

Unentitled Land shall mean the Dollar value of land owned by a Loan Party which has not been granted Preliminary Approvals, calculated at the lower of (i) the actual cost (including land costs and capital expenses relating thereto) or (ii) the market value (as determined in accordance with GAAP) thereof.

Unsold Dwelling Units shall mean the number of Dwelling Units owned by a Loan Party comprising from time to time “Unsold Homes”.

Unsold Homes shall mean the Dollar amount of capitalized construction costs of any Dwelling Unit being built by a Loan Party for which the construction of slab (or foundation) has been completed and upon which no cash deposit has been paid pursuant to an enforceable agreement of sale. Such Dollar amount shall include the proportional costs of the land under the Dwelling Unit, site improvements and soft costs actually incurred to date.

USA Patriot Act shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

1.2                               Construction.

Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

1.2.1.                  Number; Inclusion.

references to the plural include the singular, the plural, the part and the whole; “or” has the inclusive meaning represented by the phrase “and/or,” and “including” has the meaning represented by the phrase “including without limitation”;

1.2.2.                  Determination.

references to “determination” of or by the Agent or the Lenders shall be deemed to include good-faith estimates by the Agent or the Lenders (in the case of quantitative determinations) and good-faith beliefs by the Agent or the Lenders (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

1.2.3.                  Agent’s Discretion and Consent.

whenever the Agent or the Lenders are granted the right herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

1.2.4.                  Documents Taken as a Whole.

the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

1.2.5.                  Headings.

the section and other headings contained in this Agreement or such other Loan Document and the Table of Contents (if any) preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

1.2.6.                  Implied References to this Agreement.

article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

1.2.7.                  Persons.

reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

1.2.8.                  Modifications to Documents.

reference to any agreement (including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

1.2.9.                  From, To and Through.

relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; and

1.2.10. Shall; Will.

references to “shall” and “will” are intended to have the same meaning.

1.3                               Accounting Principles.

Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 7.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 7.2 [Negative Covenants] shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 5.1.8((i)) [Historical Statements].  In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 7.2 [Negative Covenants] based upon the Loan Parties’ regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Loan Parties’ financial statements at that time.

2.                                      REVOLVING CREDIT AND SWING LOAN FACILITIES

2.1                               Revolving Credit Commitments.

2.1.1.                  Revolving Credit Loans.

Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date provided that after giving effect to such Loan (a) the aggregate amount of Revolving Credit Loans from such Lender shall not exceed such Lender’s Revolving Credit Commitment minus such Lender’s Ratable Share of the Letter of Credit Outstandings and its Ratable Share of the outstanding Swing Loans and (b) the Borrower shall be in compliance with the covenant contained in the first sentence of Section 7.2.10 [Borrowing Base] (provided that the requirements of such Section 7.2.10 shall apply only if the Investment Grade Period is not in effect).  Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.

The Borrower promises to repay the aggregate outstanding principal amount of the Revolving Credit Loans in full on the Expiration Date and to discharge and fulfill when required all other of the Obligations.

2.1.2.                  Swing Loan Commitment.

Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, PNC Bank shall make swing loans (the “Swing Loans”) to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of the Swing Loan Commitment.  The Swing Loan Commitment is a sublimit of the Revolving Credit Commitments and the Revolving Facility Usage shall not exceed the Revolving Credit Commitments of all the Lenders.  Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.2.  Swing Loans shall, at the option of PNC Bank after consultation with the Borrower, be repaid by the proceeds of a Revolving Credit Loan deemed to have been made for such purpose pursuant to Section 2.8 [Borrowings to Repay Swing Loans] and shall be subject to the provisions of Section 4.8 [Settlement Date Procedures].

2.1.3                     Voluntary Reduction of Commitment

The Borrower shall have the right at any time after the Closing Date (i) upon five (5) days’ prior written notice to the Agent to permanently reduce (ratably among the

Lenders in proportion to their Ratable Shares) the Revolving Credit Commitments, in a minimum amount of $500,000 and whole multiples of $100,000 (provided that in no event shall the aggregate Revolving Credit Commitments be reduced to an amount less than $550,000,000) or (ii) at any time upon prepayment in full of the Obligations, terminate completely the Commitments, without penalty or premium except as hereinafter set forth, provided that any such reduction or termination shall be accompanied by prepayment of the Notes, together with outstanding Commitment Fees, and the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 4.6.2 [Indemnity] hereof), to the extent that the aggregate amount thereof then outstanding exceeds the Commitments as so reduced or terminated.  Any notice to reduce the Revolving Credit Commitments under this Section 2.1. shall be irrevocable.

2.2                               Nature of Lenders’ Obligations with Respect to Revolving Credit Loans.

Each Lender shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.4 [Revolving Credit Loan Requests; Swing Loan Requests] in accordance with its Ratable Share.  The aggregate of each Lender’s Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the Letter of Credit Outstandings minus its Ratable Share of Swing Loans outstanding.  The obligations of each Lender hereunder are several.  The failure of any Lender to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder.  The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

2.3                               Commitment Fees.

Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Agent for the account of each Lender, as consideration for such Lender’s Revolving Credit Commitment hereunder, a nonrefundable commitment fee (the “Commitment Fee”) equal to the Applicable Commitment Fee Rate (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) on the average daily difference between the amount of (i) such Lender’s Revolving Credit Commitment as the same may be constituted from time to time and the (ii) the sum of such Lender’s Revolving Credit Loans outstanding (plus, in the case of PNC Bank, its Swing Loans outstanding) plus its Ratable Share of Letter of Credit Outstandings.  All Commitment Fees shall be payable quarterly in arrears on the fifteenth (15) day of each calendar quarter (for the calendar quarter most recently ended) after the date hereof and on the Expiration Date or upon acceleration of the Obligations.

2.4                               Revolving Credit Loan Requests; Swing Loan Requests.

2.4.1.                  Revolving Credit Loan Requests.

Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request that the Lenders make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans or pursuant to Section 3.2 [Interest Periods], by delivering to the Agent, not later than

11:00 a.m., Eastern time, (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the LIBO-Rate Option applies or the conversion to or the renewal of the LIBO-Rate Option for any Loans; and (ii) on the day of either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.4.1 or a request by telephone promptly confirmed in writing by letter or facsimile in such form (each, a “Loan Request”), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation.  Each Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans comprising each Borrowing Tranche, which shall be in integral multiples of $500,000 and not less than $2,500,000 for each Borrowing Tranche to which the LIBO-Rate Option applies and which shall be in integral multiples of $100,000 and not less than $500,000 for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the LIBO-Rate Option or Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the LIBO-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

2.4.2.                  Swing Loan Requests.

Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request that PNC Bank make Swing Loans by delivery to PNC Bank not later than 2:00 p.m. Eastern time on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.4.2 hereto or a request by telephone promptly confirmed in writing by letter or facsimile (each, a “Swing Loan Request”), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation.  Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be not less than $100,000.

2.5                               Making Revolving Credit Loans and Swing Loans.

2.5.1. Generally.

The Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.4.1 [Revolving Credit Loan Requests], but not later than 12:00 noon, Eastern time, notify the Lenders of its receipt of such Loan Request specifying:  (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Lenders of such Revolving Credit Loans as determined by the Agent in accordance with Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans].  Each Lender shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to Section 6.2 [Each Additional Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:30 p.m., Eastern time, on the applicable Borrowing Date, provided that if any Lender fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Lender on such Borrowing Date, and such Lender shall be subject to the repayment obligation in Section 9.16 [Availability of Funds].

2.5.2.                  Making Swing Loans.

Subject to the other provisions of this Agreement, PNC Bank shall, after receipt by it of a Swing Loan Request pursuant to Section 2.4.2 [Swing Loan Requests], fund such Swing Loan to the Borrower in Dollars and immediately available funds at the Principal Office as soon as reasonably practicable after receipt by PNC Bank of said Swing Loan Request but in any event by the close of business on the same Business Day.

2.6                               Swing Loan Note.

The obligation of the Borrower to repay the unpaid principal amount of the Swing Loans made to it by PNC Bank together with interest thereon shall, if requested by PNC Bank, be evidenced by the Swing Loan Note dated the Closing Date payable to the order of PNC Bank in a face amount equal to the Swing Loan Commitment.

2.7                               Use of Proceeds.

The proceeds of the Revolving Credit Loans shall be used to refinance existing indebtedness and provide for Letters of Credit and provide working capital and funds for general corporate purpose for the Borrower, Hovnanian and the Restricted Subsidiaries, all in accordance with Section 7.1.10 [Use of Proceeds].

2.8                               Borrowings to Repay Swing Loans.

PNC Bank may, at its option, and upon consultation with the Borrower, exercisable at any time for any reason whatsoever, demand that each Lender shall make a Revolving Credit Loan in an amount equal to such Lender’s Ratable Share of the aggregate principal amount of the outstanding Swing Loans made in accordance with Section 2.5.2 [Making Swing Loans], plus, if PNC Bank so requests, accrued interest thereon, provided that no Lender shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment minus its Ratable Share of Letters of Credit Outstanding minus its Ratable Share of Swing Loans outstanding.  Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.4.1 [Revolving Credit Loan Requests] without regard to any of the requirements of that provision.  PNC Bank shall provide notice to the Lenders (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.8 and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.4.1 [Revolving Credit Loan Requests] or Section 6.2 [Each Additional Loan or Letter of Credit] are then satisfied) by the time PNC Bank so requests, which shall not be earlier than three o’clock (3:00) p.m. Eastern time on the Business Day next after the date the Lenders receive such notice from PNC Bank.

2.9                               Letter of Credit Subfacility.

2.9.1.                  Issuance of Letters of Credit.

The Borrower may request the issuance of a letter of credit (each a “Letter of Credit”) on behalf of itself or another Loan Party by the Agent or any Lender which issues a Letter of Credit hereunder (such Lender, with respect to the issuance of the Letter of Credit so requested by the Borrower, being a “Letter of Credit Lender”) by delivering to the Agent and the Letter of Credit Lender a completed application and agreement for letters of credit in such form as the Letter of Credit Lender and the Agent may specify from time to time by no later than 10:00 a.m., Eastern time, at least three (3) Business Days, or such shorter period as may be agreed to by the Letter of Credit Lender, in advance of the proposed date of issuance.  Each letter of credit issued by any Lender and described on Schedule 2.9.1 shall be deemed to be a “Letter of Credit” hereunder as of the Closing Date. Subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.9, the Letter of Credit Lender will issue a Letter of Credit.  Each Letter of Credit shall have a maximum stated maturity of no later than one (1) Business Day prior to the Expiration Date.  For purposes of this subsection, “stated maturity” is the expiration date of the Letter of Credit without giving effect to any future extension thereof under an automatic renewal provision, provided that such automatic renewal provision permits the Letter of Credit Lender to elect not to extend by giving written notice of cancellation to the beneficiary.  In no event shall Letter of Credit Outstandings exceed, at any one time, $500,000,000.

2.9.2.                  Letter of Credit Fees.

The Borrower shall pay (i) to the Agent for the ratable account of the Lenders a fee (the “Letter of Credit Fee”) equal to the Applicable Letter of Credit Fee Rate (computed on the daily average Letter of Credit Outstandings) and (ii) to the Agent on behalf of each respective Letter of Credit Lender for its own account a fronting fee for Letters of Credit issued by such Letter of Credit Lender equal to .125% per annum  (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) and shall be payable quarterly in arrears commencing with the fifteenth (15) day of each calendar quarter following issuance of each Letter of Credit and on the Expiration Date.  The Borrower shall also pay to the Letter of Credit Lender for the Letter of Credit Lender’s sole account the Letter of Credit Lender’s then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Letter of Credit Lender may generally charge or incur from time to time in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

2.9.3.                  Disbursements, Reimbursement.

2.9.3.1           Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to,

purchase from the Letter of Credit Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Lender’s Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

2.9.3.2           In the event of any request for a drawing on or before 11:00 a.m. under a Letter of Credit by the beneficiary or transferee thereof, the Letter of Credit Lender shall promptly notify the Agent upon such request.  Provided that it shall have received such notice, the Agent will promptly notify the Borrower and each Lender thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Lenders in an amount equal to the amount so paid by the Letter of Credit Lender under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and not subject to the conditions set forth in Section 6.2 [Each Additional Loan or Letter of Credit].  Any notice given by the Letter of Credit Lender or the Agent pursuant to this Section 2.9.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

2.9.3.3           Each Lender shall upon any notice pursuant to Section 2.9.3.2 [Disbursements, Reimbursement] make available to the Agent on behalf of the Letter of Credit Lender an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.9.3.4 [Disbursements, Reimbursement]) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount.  If any Lender so notified fails to make available to the Agent for the account of the Agent on behalf of the Letter of Credit Lender the amount of such Lender’s Ratable Share of such amount by no later than two o’clock (2:00) p.m., Eastern time on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Base Rate Option on and after the fourth day following the Drawing Date.  The Agent will promptly give notice of the occurrence of the Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.9.3.3.

2.9.3.4           With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.9.3.2 [Disbursements, Reimbursement], the Borrower shall be deemed to have incurred from the Agent a borrowing (each a “Letter of Credit Borrowing”) in the amount of such drawing.  Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option.  Each Lender’s payment to the Agent pursuant to Section 2.9.3.3 [Disbursements, Reimbursement] shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a “Participation Advance” from such Lender in satisfaction of its participation obligation under Section 2.9.3 [Disbursements, Reimbursement].

2.9.4.                  Repayment of Participation Advances.

2.9.4.1           Upon (and only upon) receipt by the Agent on behalf of the Letter of Credit Lender of immediately available funds from the Borrower (i) in reimbursement of any payment made by the on behalf of the Letter of Credit Lender under the Letter of Credit with respect to which any Lender has made a Participation Advance to the Agent on behalf of the Letter of Credit Lender or (ii) in payment of interest on such a payment made by the Agent under such a Letter of Credit, the Agent will pay to each Lender, in the same funds as those received by the Agent, the amount of such Lender’s Ratable Share of such funds, except the Agent shall retain the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by Agent.  If the Letter of Credit Lender receives any such payment prior to 1:00 p.m. on a Business Day and does not make payment to any such Lender which has made such a Participation Advance on the same Business Day, then such Lender shall be entitled to receive such Letter of Credit Lender interest at the Federal Funds Effective Rate for each day until such payment is made to such Lender.

2.9.4.2           If the Agent or the Letter of Credit Lender is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party pursuant to Section 2.9.4.1 [Repayment of Participation Advances] in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Agent on behalf of the Letter of Credit Lender, forthwith return to the Agent the amount of its Ratable Share of any amounts so returned by the Agent or such Letter of Credit Lender plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

2.9.5.                  Documentation.

Each Loan Party agrees to be bound by the terms of the Letter of Credit Lender’s application and agreement for letters of credit and the Letter of Credit Lender’s written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party’s own.  In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern.  It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Letter of Credit Lender shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

2.9.6.                  Determinations to Honor Drawing Requests.

In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Letter of Credit Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

2.9.7.                  Nature of Participation and Reimbursement Obligations.

Each Lender’s obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.9.3 [Disbursements, Reimbursement], as a result of a drawing under a Letter of Credit, and the obligations of the Borrower to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.9 [Letter of Credit Subfacility] under all circumstances, including the following circumstances:

(i)                                     any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Agent, any Loan Party or any other Person for any reason whatsoever;

(ii)                                  the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.4 [Revolving Credit Loan Requests; Swing Loan Requests], 2.4.2 [Swing Loan Requests] or 6.2 [Each Additional Loan or Letter of Credit], if applicable, or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.9.3 [Disbursements, Reimbursement];

(iii)                               any lack of validity or enforceability of any Letter of Credit;

(iv)                              the existence of any claim, set-off, defense or other right which any Loan Party or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent, the Letter of Credit Lender or any Lender or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

(v)                                 any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Letter of Credit Lender has been notified thereof;

(vi)                              payment by the Letter of Credit Lender under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

(vii)                           any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

(viii)                        any breach of this Agreement or any other Loan Document by any party thereto;

(ix)                              the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

(x)                                 the fact that an Event of Default or a Potential Default shall have occurred and be continuing;

(xi)                              the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

(xii)                           any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.9.8.                  Indemnity.

In addition to amounts payable as provided in Section 9.5 [Reimbursement and Indemnification of Agent by the Borrower], the Borrower hereby agrees to protect, indemnify, pay and save harmless the Agent and any Letter of Credit Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Agent or any Letter of Credit Lender may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Agent or any Letter of Credit Lender as determined by a final judgment of a court of competent jurisdiction or (B) the wrongful dishonor by the Letter of Credit Lender of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called “Governmental Acts”).

2.9.9.                  Liability for Acts and Omissions.

As between any Loan Party and the Agent or any Letter of Credit Lender, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit.  In furtherance and not in limitation of the foregoing, neither the Agent nor any Letter of Credit Lender shall be responsible for:  (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Agent or any Letter of Credit Lender shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Agent or Letter of Credit Lender, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent’s or any Letter of Credit Lender’s rights or powers hereunder.  Nothing in the preceding sentence shall relieve the Agent or any Letter of Credit Lender from liability for the Agent’s or any Letter of Credit Lender’s gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence.

In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Agent or any Letter of Credit Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Agent or any Letter of Credit Lender under any resulting liability to any Loan Party or any Lender.

2.9.10.           Sharing Letter of Credit Documentation.

Each Letter of Credit Lender shall furnish to the Agent copies of any letter of credit application and related documentation to which such Letter of Credit Lender and a Loan Party are parties and promptly after issuance, a copy of any Letter of Credit or amendment to any Letter of Credit issued by such Lender.

2.10                        Extension by Lenders of the Expiration Date.

2.10.1.           Requests; Approval by All Lenders.

After delivery by the Borrower of the annual financial statements to be provided under Section 7.3.2 [Annual Financial Statements] for the fiscal year ending October 31, 2005 or any subsequent fiscal year, the Borrower may request either a one-year or two-year extension (provided that any such extension may not cause the remaining term of this Agreement to exceed 4 years) of the Expiration Date, by written notice to the Lenders made by May 30 of the year in which such financial statements are due, and the Lenders agree to respond to the Borrower’s request for an extension no later than thirty (30) days following receipt of the request; provided, however, that the failure of any Lender to respond within such time period shall not in any manner constitute an agreement by such Lender to extend the Expiration Date.  If all Lenders elect to extend, the Expiration Date shall be extended for a period of one year or two years, as requested by the Borrower.  If one or more Lenders decline to extend or do not respond to Borrower’s request, the provisions of Section 2.10.2 [Approval by 80% Lenders] shall apply.

2.10.2.           Approval by 80% Lenders.

In the event that one or more Lenders do not agree to extend the Expiration Date or do not respond to Borrower’s request for an extension within the time required under Section 2.10.1 [Requests; Approval by All Lenders] (each a “Non-approving Lender”), but 80% of the Lenders (measured by their Ratable Shares and not per capita) agree to such extension within such time (each such agreeing Lender being an “Extending Lender”), then the Borrower may, at the Borrower’s option, on or before July 31 of the year in which the Borrower made its request for an extension, notify the Agent and the Lenders that the Borrower intends to employ one or more of the following three (3) options:  (i) cause the Commitment of each Non-approving Lender to be terminated (after which time such Non-approving Lender shall cease to be a “Lender” hereunder) and cause the aggregate Commitments to be reduced by the amount of such terminated Commitments, or (ii) require the Non-approving Lenders to sell, and allow (upon prior notice to the Agent) the Extending Lenders which have agreed to such extension within the time required under Section 2.10.1 [Requests; Approval by All Lenders] or any financial institution approved by the Agent and (absent an Event of Default) the Borrower (each such Person referred to in this clause (ii) being an “Assignee Lender”) to purchase all of the outstanding Loans if any, of the Non-approving Lenders and succeed to and assume the Commitments and all other rights, interests and obligations of the Non-approving Lenders under this Agreement and the other Loan Documents, or (iii) require the Non-approving Lender to remain a Lender and require it to maintain its Commitment and retain for such Non-approving Lender’s Commitment the “Expiration Date” established prior to the extension referred to in this Section 2.10.2, all subject to the other provisions of this Agreement.  Any such purchase and assumption pursuant to clause (ii) above shall be (1) pursuant to an Assignment and Assumption Agreement and (2) subject to and in accordance with Section 10.11 [Successors and Assigns].  The Borrower shall pay all amounts due and payable to the Non-approving Lender on the effective date of such Assignment and Assumption Agreement.  In the event that the Agent shall become a Non-approving Lender, the provisions of this Section 2.10 [Extension by Lenders of the Expiration Date] shall be subject to Section 9.14 [Successor Agent].  In the event that the Borrower has selected the option described in clause (ii) above and if the Loans and Commitments of a Non-approving Lender are, nevertheless, not fully assigned and assumed pursuant to this Section 2.10.2, or terminated or retained pursuant to clause (i) or clause (iii) above, as applicable, on or before August 31 of the year in which the Borrower made its request for an extension, then the Expiration Date shall not be extended for any Lender.  Nothing in this Section 2.10.2 shall expand the options provided in Section 4.4.2 [Replacement of a Lender].

2.11                        Designation of Subsidiaries and Release of Guarantors.

2.11.1.           Release of Guarantors.

At any time when the Borrower wishes to cause the Lenders to release a Guarantor from its obligations under the Guaranty Agreement (whether directly or in connection with the designation of a Restricted Subsidiary as a Non-Restricted Person), the consent of the Lenders shall be required as described below and shall be subject to the other provisions of this Section 2.11.

(a)                                 For the release of (i) any Guarantor whose assets are principally comprised of residential or commercial property which is leased or held for the purposes of leasing to unaffiliated third parties or (ii) any Guarantor in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment less than $1,000,000, (iii) Corporate Office Subsidiary incident to it becoming a Non-Restricted Person, or (iv) any Guarantor at the time that such Guarantor enters into a newly-formed Joint Venture with a person which is not an Affiliate of the Loan Parties and transfers all or a substantial portion of its assets to such Joint Venture provided that such Guarantor is a Non-Restricted Person (or simultaneously with the Borrower’s request for such release the Borrower has designated such Guarantor as a “Non-Restricted Person” in compliance with Section 2.11.2), no consent of the Lenders shall be required and such request of the Borrower shall be granted absent an Event of Default or Potential Default, effective on the date specified by the Borrower which shall not be earlier than five (5) Business Days after the receipt by the Agent of such request;

(b)                                 For the release of any Guarantor (not described in item (a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release,  a Subsidiary Investment greater than or equal to $1,000,000 and less than $5,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of Required Lenders shall be required;

(c)                                  For the release of Hovnanian or any Guarantor (not described in item (a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $5,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of 100% of the Lenders shall be required; and

(d)                                 The designation of a Person as a Non-Restricted Person for any reason shall not itself constitute a release of any Guarantor and any such release of such Person from its Guaranty shall be in accordance with this Section 2.11.

2.11.2.           Designation of Non-Restricted Person.

The Borrower may, by written notice delivered to the Agent, designate as a Non-Restricted Person a Subsidiary formerly designated a Restricted Subsidiary or a newly formed or acquired Subsidiary, subject to:  (i) the provisions of subsection 2.11.1 hereof in relation to Guaranties, (ii) the requirements of Section 7 [Covenants] and in particular Section 7.2.10 [Borrowing Base] (provided that the requirements of such Section 7.2.10 shall apply only if the Investment Grade Period is not in effect); and (iii) the requirement that such designation not cause an Event of Default or Potential Default.  Such designation shall be effective on the date specified by the Borrower which shall not be earlier than five (5) Business Days after the receipt by the Agent of such notice.

2.11.3.           Automatic Designation of Non-Restricted Person.

Upon the occurrence of any event described in Section 8.1.10 [Insolvency], Section 8.1.14 [Involuntary Proceedings], Section 8.1.15 [Voluntary Proceedings], or the winding-up or termination of business, with respect to any Restricted Subsidiary, such

Subsidiary shall automatically become a Non-Restricted Person.  Such designation as a Non-Restricted Person shall, with respect such Person’s obligations under the Guaranty Agreement, if any, be subject to the requirements of Section 2.11.1 [Release of Guarantors] and such Subsidiary shall continue to be a Guarantor until such time as it is released from the Guaranty Agreement pursuant to such Section.  The release of any Subsidiary which is a Guarantor from its obligations under the Guaranty Agreement pursuant to Section 2.11.1 [Release of Guarantors] shall automatically cause such Subsidiary to be a Non-Restricted Person.

2.11.4.           Designation of Restricted Subsidiary.

The Borrower may by written notice delivered to the Agent designate as a Restricted Subsidiary a Subsidiary formerly designated a Non-Restricted Person or a newly formed or acquired Subsidiary.  Such designation is subject to (i) compliance with Section 10.18 [Joinder of Guarantors]; (ii) the requirements of Section 7 [Covenants] and in particular Section 7.2.10 [Borrowing Base] (provided that the requirements of such Section 7.2.10 shall apply only if the Investment Grade Period is not in effect); and (iii) the requirement that such designation not cause an Event of Default or Potential Default. Such designation shall be effective on the date specified by the Borrower which shall not be earlier than five (5) Business Days after the receipt by the Agent of such notice.

2.12                        Increase in Commitments.

2.12.1              Increasing Lenders and New Lenders.

The Borrower may, at any time prior to the second anniversary of the Closing Date, request that (1) the current Lenders (the “Existing Lenders”) increase their Revolving Credit Commitments (any Existing Lender which elects to increase its Revolving Credit Commitment shall be referred to as an “Increasing Lender”) or (2) one or more new banks (each a “New Lender”) join this Agreement and provide a Revolving Credit Commitment hereunder, subject to the following terms and conditions:

(i)                                     No Obligation to Increase.  No Existing Lender shall be obligated to increase its Revolving Credit Commitment and any increase in the Revolving Credit Commitment by any Existing Lender shall be in the sole discretion of such Existing Lender.

(ii)                                  Defaults.  There shall exist no Events of Default or Potential Default on the effective date of such increase (the “Revolving Credit Commitment Increase Date”) after giving effect to such increase.

(iii)                               Aggregate Revolving Credit Commitments.  After giving effect to such increase, the total Revolving Credit Commitments shall not exceed $1,300,000,000.

(iv)                              Minimum Revolving Credit Commitments.  After giving effect to such increase, the amount of the Revolving Credit Commitments provided by each of the New Lenders and each of the Increasing Lenders shall be at least $20,000,000; and

(v)                                 Resolutions; Opinion.  The Loan Parties shall deliver to the Agent on or before the Revolving Credit Commitment Increase Date the following documents in a form reasonably acceptable to the Agent: (1) certifications of their corporate secretaries with attached resolutions certifying that the increase in the Revolving Credit Commitment has been approved by such Loan Parties, and (2) an opinion of counsel addressed to the Agent and the Lenders addressing the authorization and execution of the Loan Documents by, and enforceability of the Loan Documents against, the Loan Parties.

(vi)                              Notes.  The Borrower shall execute and deliver (1) to each Increasing Lender a replacement Note (except if such Increasing Lender requests that it not receive a Note) reflecting the new amount of such Increasing Lender’s Revolving Credit Commitment after giving effect to the increase (and the prior Note issued to such Increasing Lender shall be deemed to be terminated) and (2) to each New Lender a Note (except if such New Lender requests that it not receive a Note) reflecting the amount of such New Lenders’ Revolving Credit Commitment.

(vii)                           Approval.  The Agent shall have approved of such increase (such approval not to be unreasonably withheld) and the Increasing Lender or New Lender, as the case may be, that is providing such increase.

(viii)                        Increasing Lenders.  If any portion of the increase in Revolving Credit Commitments is being provided by one or more Increasing Lenders, then such Increasing Lenders shall confirm their agreement to increase their Revolving Credit Commitment pursuant to a Revolving Credit Commitment Increase Agreement in substantially the form of Exhibit 2.12.1-1 attached hereto signed by them and the Loan Parties and delivered to the Agent at least five (5) Business Days before the Revolving Credit Commitment Increase Date.

(ix)                              New Lenders—Joinder.  If the Borrower desires that one or more New Lenders provide all or a portion of such increase in Revolving Credit Commitments, then each New Lender, the Loan Parties and the Agent shall execute a Lender Joinder and Assumption Agreement in substantially the form of Exhibit 2.12.1-2 hereto, pursuant to which the New Lender shall join and become a party to this Agreement and the other Credit Documents effective on the Revolving Credit Commitment Increase Date with a Revolving Credit Commitment in the amount set forth in Schedule I to such Lender Joinder and Assumption Agreement.

2.12.2              Treatment of Outstanding Loans and Letters of Credit.

2.12.2.1                                                    Repayment of Outstanding Loans; Borrowing of New Loans.

On the Revolving Credit Commitment Increase Date, the Borrower shall repay all Loans outstanding on the Revolving Credit Commitment Increase Date, subject to the Borrower’s indemnity obligations under Section 4.6.2 [Indemnity] provided that it may borrow new Loans with a Borrowing Date on the Revolving Credit Commitment Increase Date. Each of the Lenders shall participate in any new Loans made on or after the Revolving

Credit Commitment Increase Date in accordance with their respective Ratable Shares after giving effect to the increase in Revolving Credit Commitments contemplated by this Section 2.12.

2.12.2.2                                                    Outstanding Letters of Credit.

On the Commitment Increase Date, each Increasing Lender and each New Lender (a) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of each such Letter of Credit and the participation of each other Lender in each such Letter of Credit shall be adjusted accordingly and (b) will acquire, (and will pay to the Agent, for the account of each Lender, in immediately available funds, an amount equal to) its Ratable Share of all outstanding Participation Advances.

3.                                      INTEREST RATES

3.1                               Interest Rate Options.

The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or LIBO-Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche, provided that there shall not be at any one time outstanding more than ten (10) Borrowing Tranches in the aggregate among all of the Loans, and provided further that only the Base Rate Option shall apply to the Swing Loans.  If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate.

3.1.1.                  Revolving Credit Interest Rate Options.

The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans (subject to the provisions above regarding Swing Loans):

(i)                                     Revolving Credit Base Rate Option:  A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

(ii)                                  Revolving Credit LIBO-Rate Option:  A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the LIBO-Rate plus the Applicable Margin.

3.1.2.                  Rate Quotations.

The Borrower may call the Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made.

3.2                               Interest Periods.

At any time when the Borrower shall select, convert to or renew a LIBO-Rate Option, the Borrower shall notify the Agent thereof at least three (3) Business Days prior to the effective date of such LIBO-Rate Option by delivering a Loan Request.  The notice shall specify an Interest Period during which such Interest Rate Option shall apply.  Notwithstanding the preceding sentence, in the case of the renewal of a LIBO-Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day.

3.3                               Interest After Default.

3.3.1.                  Default Rate.

To the extent permitted by Law, upon the occurrence of an Event of Default under Section 8.1.1 [Payment Under Loan Documents], Section 8.1.10 [Insolvency], Section 8.1.14 [Involuntary Proceedings], Section 8.1.15 [Voluntary Proceedings] or the Obligations are accelerated under this Agreement and until such time such Event of Default shall have been cured or waived, all past due principal and all past due accrued interest thereon and fees and expenses and each other past due Obligation payable hereunder shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional 3.0% per annum from the time such Obligation becomes due and payable and until it is paid in full (the “Default Rate”).

3.3.2.                  Acknowledgment.

The Borrower acknowledges that the increase in rate referred to in Section 3.3.1 [Default Rate] reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Agent.

3.4                               LIBO-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

3.4.1.                  Unascertainable.

If on any date on which a LIBO-Rate would otherwise be determined, the Agent shall have determined that:

(i)                                     adequate and reasonable means do not exist for ascertaining such LIBO-Rate, or

(ii)                                  a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the LIBO-Rate, the Agent shall have the rights specified in Section 3.4.3 [Agent’s and Lender’s Rights].

3.4.2.                  Illegality; Increased Costs; Deposits Not Available.

If at any time any Lender shall have determined that:

(i)                                     the making, maintenance or funding of any Loan to which a LIBO-Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

(ii)                                  such LIBO-Rate Option will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any such Loan, or

(iii)                               after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan, or to banks generally, to which a LIBO-Rate Option applies, respectively, are not available to such Lender with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Agent and such Lender shall have the rights specified in Section 3.4.3 [Agent’s and Lender’s Rights].

3.4.3.                  Agent’s and Lender’s Rights.

In the case of any event specified in Section 3.4.1 [Unascertainable] above, the Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 3.4.2 [Illegality; Increased Costs; Deposits Not Available] above, such Lender shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower.  Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Lenders, in the case of such notice given by the Agent, or (B) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a LIBO-Rate Option shall be suspended until the Agent shall have later notified the Borrower, or such Lender shall have later notified the Agent, of the Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist.  If at any time the Agent makes a determination under Section 3.4.1 [Unascertainable] and the Borrower has previously notified the Agent of its selection of, conversion to or renewal of a LIBO-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans.  If any Lender notifies the Agent of a determination under Section 3.4.2 [Illegality; Increased Costs; Deposits Not Available], the Borrower shall, subject to the Borrower’s indemnification Obligations under Section 4.6.2 [Indemnity], as to any Loan of the Lender to which a LIBO-Rate

Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 4.4 [Voluntary Prepayments].  Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

3.5                               Selection of Interest Rate Options.

If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the LIBO-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 3.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Base Rate Option, commencing upon the last day of the existing Interest Period.

4.                                      PAYMENTS

4.1                               Payments.

All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Agent’s Fees or other fees or amounts due from the Borrower hereunder shall be payable prior to eleven o’clock (11:00) a.m., Eastern time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue.  Such payments shall be made to the Agent at the Principal Office for the account of PNC Bank with respect to the Swing Loans and for the ratable accounts of the Lenders with respect to the Revolving Credit Loans in Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Lenders in immediately available funds, provided that in the event payments are received by eleven o’clock (11:00) a.m., Eastern time, by the Agent with respect to the Loans and such payments are not distributed to the Lenders on the same day received by the Agent, the Agent shall pay the Lenders the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Lenders.  The Agent’s and each Lender’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an “account stated.”

4.2                               Pro Rata Treatment of Lenders.

Each borrowing shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion to or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Letter of Credit Fees, or other fees (except for the Agent’s Fees) or amounts due from the Borrower hereunder to the Lenders with respect to the Loans, shall (except as provided in Section 3.4.3 [Agent’s and Lender’s Rights] in the case of an event specified in Sections 3.4 [LIBO-Rate Unascertainable; Illegality, Increased Costs, Deposits Not Available], 4.4.2 [Replacement of a Lender] or 4.6 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Loans outstanding from each Lender and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Lender.  Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC Bank according to Section 2 [Revolving Credit and Swing Loan Facilities].

4.3                               Interest Payment Dates.

Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each calendar month after the date hereof and on the Expiration Date or upon acceleration of the Loan.  Interest on Loans to which the LIBO-Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period.  Interest on mandatory prepayments of principal under Section 4.5 [Mandatory Payments] shall be due on the date such mandatory prepayment is due.  Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

4.4                               Voluntary Prepayments.

4.4.1.                  Right to Prepay.

The Borrower shall have the right at its option at any time and from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 4.4.2 [Replacement of a Lender] below or in Section 4.6 [Additional Compensation in Certain Circumstances]).

Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Agent no later than (A) 11:00 a.m., Eastern time, at least two (2) Business Days prior to the date of prepayment of the Revolving Credit Loans to which the LIBO-Rate Option applies, (B) 11:00 a.m., Eastern time, on the date of prepayment of Revolving Credit Loans to which the Base Rate Option applies or (C) 2:00 p.m., Eastern time, on the date of prepayment of Swing Loans, setting forth the following information:

(x)                                 the date, which shall be a Business Day, on which the proposed prepayment is to be made;

(y)                                 a statement indicating the application of the prepayment between the Swing Loans and the Revolving Credit Loans; and

(z)                                  the total principal amount of such prepayment, which shall not be less than (i) $100,000 and in increments of $100,000 for any Swing Loans, (ii) $500,000 and in increments of $100,000 for any Revolving Credit Loan to which the Base Rate Option applies or (iii) $2,500,000 and in increments of $500,000 for any Revolving Credit Loan to which the LIBO-Rate Option applies.

All prepayment notices shall be irrevocable.  The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made.  Except as provided in Section 3.4.3 [Agent’s and Lender’s Rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied first to Swing Loans, then to Loans to which the Base Rate Option applies, and then to Loans to which the LIBO-Rate Option applies.  Any prepayment hereunder shall be subject to the Borrower’s Obligation to indemnify the Lenders under Section 4.6.2 [Indemnity].

4.4.2.                  Replacement of a Lender.

In the event any Lender (i) gives notice under Section 3.4 [LIBO-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available] or Section 4.6.1 [Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.], (ii) does not fund Revolving Credit Loans because the making of such Loans would contravene any Law applicable to such Lender, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower shall have the right at its option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Lender in whole, together with all interest accrued thereon and all other Obligations owing to such Lender, and terminate such Lender’s Commitment within ninety (90) days after (x) receipt of such Lender’s notice under Section 3.4 [LIBO-Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available] or 4.6.1 [Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.], (y) the date such Lender has failed to fund Revolving Credit Loans because the making of such Loans would contravene Law applicable to such Lender, or (z) the date such Lender became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Lender at the time of such prepayment any amounts required under Section 4.6 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; provided, further, the remaining Lenders shall have no obligation hereunder to increase their Commitments.  Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section 9.14 [Successor Agent].

4.4.3.                  Change of Lending Office.

Each Lender agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 3.4.2 [Illegality; Increased Costs; Deposits Not Available] or 4.6.1 [Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.] with respect to such Lender, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section.  Nothing in this Section 4.4.3 [Change of Lending Office] shall affect or postpone any of the

Obligations of the Borrower or any other Loan Party or the rights of the Agent or any Lender provided in this Agreement.

4.5                               Mandatory Payments.

The Borrower shall make mandatory payments of principal (together with accrued interest thereon) to the Agent to the extent by which Revolving Facility Usage exceeds at any time the Commitments (as they may be reduced pursuant to Section 2.1. [Voluntary Reduction of Commitment], Section 2.10.2 [Approval by 80% Lenders] or otherwise) within three (3) Business Days after such excess is calculated.

4.6                               Additional Compensation in Certain Circumstances.

4.6.1.                  Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.

If any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

(i)                                     subjects any Lender to any tax or changes the basis of taxation (including in both cases withholding taxes) with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder (except for taxes on the overall net income of such Lender, franchise taxes, any branch profits taxes, any U.S. withholding taxes imposed on a foreign Lender at the time such Lender becomes a party to this Agreement, and any taxes attributable to a failure of such Lender to comply with the requirements of Section 10.17.1 of this Agreement),

(ii)                                  imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Lender, or

(iii)                               imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Lender, or (B) otherwise applicable to the obligations of any Lender under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense upon any Lender with respect to this Agreement, or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Lender’s capital, taking into consideration such Lender’s customary policies with respect to capital adequacy) by an amount which such Lender in its sole discretion deems to be material, such Lender shall from time to time notify the Borrower and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Lender to be necessary to compensate such Lender for such increase in cost, reduction of income, additional expense or reduced rate of return.  Such notice shall set forth in reasonable detail the basis for such determination, provided however, that any such determination shall be conclusive and binding absent manifest error.  Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

If any Lender receives a refund in respect of any amounts paid by the Borrower pursuant to this Section 4.6.1, which refund in the good faith judgment of such Lender is allocable to such payment, it shall notify the Borrower of such refund and repay such refund to the Borrower net of all out-of-pocket expenses of such Lender; provided, however, that the Borrower, upon the request of such Lender, agrees to repay the amount paid over to the Borrower to such Lender in the event such Lender is required to repay such refund.

4.6.2.                  Indemnity.

In addition to the compensation required by Section 4.6.1 [Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.], the Borrower shall indemnify each Lender against all liabilities, losses or expenses (including actual loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Lender to fund or maintain Loans subject to a LIBO-Rate Option) which such Lender sustains or incurs as a consequence of any:

(i)                                     payment, prepayment, conversion or renewal of any Loan to which a LIBO-Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

(ii)                                  attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.4 [Revolving Credit Loan Requests; Swing Loan Requests] or Section 3.2 [Interest Periods] or notice relating to prepayments under Section 4.4 [Voluntary Prepayments], or

(iii)                               default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee, Letter of Credit Fees, or any other amount due hereunder.

If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense.  Such notice shall set forth in reasonable detail the basis for such determination.  Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

4.7                               Notes.

The Revolving Credit Loans made by each Lender shall (unless a Lender requests that the Borrower not issue a Note to such Lender) be evidenced by a Revolving Credit Note.

4.8                               Settlement Date Procedures.

The Borrower may borrow, repay and reborrow Swing Loans and PNC Bank may make Swing Loans as provided in Section 2.1.2 [Swing Loan Commitment] hereof.  On any Business Day, the Agent may notify each Lender of its Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each a “Required Share”).  Prior to 2:30 p.m., Eastern time, on the date following the date of such notice, each Lender shall pay to the Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Agent shall pay to each Lender its Ratable Share of all payments made by the Borrower to the Agent with respect to the Revolving Credit Loans.  The Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and on any date when payments of principal of any Loan is required to be paid by any Loan Party hereunder and may at its option, and in consultation with the Borrower, effect settlement on any other Business Day.  These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 4.8 shall relieve the Lenders of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2.8 [Borrowings to Repay Swing Loans].  The Agent may at any time at its option for any reason whatsoever require each Lender to pay immediately to the Agent such Lender’s Ratable Share of the outstanding Revolving Credit Loans and each Lender may at any time require the Agent to pay immediately to such Lender its Ratable Share of all payments made by the Borrower to the Agent with respect to the Revolving Credit Loans.

5.                                      REPRESENTATIONS AND WARRANTIES

5.1                               Representations and Warranties.

The Borrower and Hovnanian, jointly and severally, represent and warrant to the Agent and to each of the Lenders as follows:

5.1.1.                  Organization and Qualification.

Each of the Borrower and Hovnanian is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and each other Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization except to the extent the failure to do so could not, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change.  Each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct.  Each Loan Party is duly licensed or qualified and in good standing in each jurisdiction where the failure to obtain them could, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change.

5.1.2.                  Subsidiaries.

As of the Closing Date, Schedule 5.1.2 states the name of each of Hovnanian’s Subsidiaries and its jurisdiction of incorporation. Hovnanian and each Loan Party has good and marketable title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien.  All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable.  All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be.  Schedule 5.1.2 also sets forth, as to each of Hovnanian’s Subsidiaries, the percentage ownership of each owner of:  the issued and outstanding shares (referred to herein as the “Subsidiary Shares”) if such Subsidiary is a corporation, its outstanding partnership interests (the “Partnership Interests”) if such Subsidiary is a partnership and its outstanding limited liability company interests (the “LLC Interests”) if such Subsidiary is a limited liability company. Schedule 5.1.2 also footnotes the controlling interests of each Subsidiary if such controlling interest is held by a Person other than Hovnanian or a Subsidiary of Hovnanian.

5.1.3.                  Power and Authority.

Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

5.1.4.                  Validity and Binding Effect.

This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document.  This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance.

5.1.5.                  No Conflict.

Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party (other than Liens granted under the Loan Documents) which could, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change.

5.1.6.                  Litigation.

There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party at law or equity before any Official Body which individually or in the aggregate may result in any Material Adverse Change.  None of the Loan Parties is in violation of any order, writ, injunction or any decree of any Official Body which may result in any Material Adverse Change.

5.1.7.                  Title to Properties.

Each Loan Party has good and marketable title to or a valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances, except Permitted Liens, and subject to the terms and conditions of the applicable leases.  All leases of property are in full force and effect without the necessity for any consent which has not previously been obtained upon consummation of the transactions contemplated hereby.

5.1.8.                  Financial Statements.

(i)                                     Historical Statements.  The Borrower has delivered to the Agent copies of Hovnanian’s audited consolidated year-end financial statements for and as of the end of the fiscal year ended October 31, 2004(the “Annual Statements”) and unaudited consolidated quarter-end financial statements for and as of the end of the fiscal quarter ended January 31, 2005.  (The Annual Statements are also sometimes referred to as the “Historical Statements”).  The Historical Statements were compiled from the books and records maintained by Hovnanian’s management, are correct and complete in all material respects and fairly represent in all material respects the consolidated financial condition of Hovnanian and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied.  The Historical Statements accurately reflect the liabilities in all material respects of Hovnanian and its Subsidiaries.

(ii)                                  Financial Projections.  The Borrower has delivered to the Agent and the Lenders financial projections of Hovnanian and its Subsidiaries for the period ending October 31, 2009 derived from various assumptions of Hovnanian’s management (the “Financial Projections”).  The Financial Projections represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of Hovnanian’s management (it being understood that actual results may vary materially from the Financial Projections).

(iii)                               Accuracy of Financial Statements.  As of the Closing Date, neither Hovnanian nor any Subsidiary of Hovnanian has any liabilities, contingent or otherwise, or forward or long-term commitments that are required by GAAP to be, but are not, disclosed in the Historical Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of Hovnanian or any Subsidiary of Hovnanian which may cause a Material Adverse Change.  Except as disclosed on Schedule 5.1.8, since October 31, 2004, no Material Adverse Change has occurred.

5.1.9.                  Use of Proceeds; Margin Stock.

5.1.9.1           General.

The Loan Parties intend to use the proceeds of the Loans in accordance with Sections 2.7 [Use of Proceeds] and 7.1.10 [Use of Proceeds].

5.1.9.2           Margin Stock.

None of the Loan Parties engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U).  No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any purpose which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System.  None of the Loan Parties holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of such Loan Party are or will be represented by margin stock.

5.1.10.           Full Disclosure.

Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Agent or any Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading in any material respect.  There is no fact known to any Loan Party which materially adversely affects the business, property, assets, financial condition, results of operations or business prospects of the Loan Parties taken as a whole which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Lenders prior to or at the date hereof in connection with the transactions contemplated hereby.

5.1.11.           Taxes.

All federal, state, local and other tax returns required to have been filed with respect to the Loan Parties have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are not material or are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made.  There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party for any period.

5.1.12.           Consents and Approvals.

No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as listed on Schedule 5.1.12, all of which shall have been obtained or made on or prior to the Closing Date except as otherwise indicated on Schedule 5.1.12.

5.1.13.           No Event of Default; Compliance with Instruments.

No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default.  None of the Loan Parties is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or any of its properties may be subject or bound where such violation would constitute a Material Adverse Change.

5.1.14.           Patents, Trademarks, Copyrights, Licenses, Etc.

Each Loan Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party, without known possible, alleged or actual material conflict with the rights of others.

5.1.15.           Insurance.

No notice has been given or claim made and no grounds exist to cancel or avoid any of insurance policies of the type described in Section 7.1.3 [Maintenance of Insurance] or to reduce the coverage provided thereby.

5.1.16.           Compliance with Laws.

The Loan Parties are in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 5.1.21 [Environmental Matters]) in all jurisdictions in which any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change.

5.1.17.           Burdensome Restrictions.

None of the Loan Parties is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which could reasonably be expected to constitute a Material Adverse Change.

5.1.18.           Investment Companies; Regulated Entities.

None of the Loan Parties is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control.”  None of the Loan Parties is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money (other than Regulation X of the Board of Governors of the Federal Reserve System).

5.1.19.           Plans and Benefit Arrangements.

(i)                                     Except where the liability that could reasonably be expected to result therefrom would not, individually or in the aggregate, result in a Material Adverse Change, (a) the Loan Parties and each other member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Plans and, as to the Borrower, Benefit Arrangements; (b) there has been no Prohibited Transaction with respect to any such Benefit Arrangement or any Plan which could result in any material liability of the Loan Parties or any other member of the ERISA Group; (c) the Loan Parties and all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or any Law pertaining thereto; (d) with respect to each Plan the Loan Parties and each other member of the ERISA Group (i) have fulfilled in all respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC, except for premiums in the ordinary course which are not overdue and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of Section 302 of ERISA; and (e) all Plans and Benefit Arrangements have been administered in material compliance with their terms and applicable Law.

(ii)                                  Except where the liability that could reasonably be expected to result therefrom would not, individually or in the aggregate, result in a Material Adverse Change, no event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan.

(iii)                               Except where the liability that could reasonably be expected to result therefrom would not, individually or in the aggregate, result in a Material

Adverse Change, neither the Loan Parties nor any other member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under Section 4201 of ERISA to any Multiemployer Plan or under Section 4063 or 4064 of ERISA to any Plan;.  Neither the Loan Parties nor any other member of the ERISA Group has been notified by any Multiemployer Plan or Plan that such Multiemployer Plan or Plan has been terminated within the meaning of Sections 4041 A or 4064, respectively,  of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

(iv)                              To the best knowledge of Borrower, neither the Borrower nor any other member of the ERISA Group has, within the preceding five years, entered into a transaction to which either Section 4069 or Section 4212(c) of ERISA could apply so as to subject Borrower or other member of the ERISA Group to a liability, except where the liability that could reasonably be expected to result therefrom would not result in a Material Adverse Change.

5.1.20.           Employment Matters.

Each of the Loan Parties is in compliance with the Labor Contracts and all applicable Federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where such failure to comply would constitute a Material Adverse Change.  There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties which in any case would constitute a Material Adverse Change.

5.1.21.           Environmental Matters.

None of the Loan Parties has received any Environmental Complaint, including but not limited to those from any Official Body or private Person alleging that such Loan Party or any prior owner, operator or occupant of any of the Property is a potentially responsible party under the Comprehensive Environmental Response, Cleanup and Liability Act, 42 U.S.C. § 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq. or any analogous state or local Law, which could reasonably be expected to constitute a Material Adverse Change and none of the Loan Parties has any reason to believe that such an Environmental Complaint might be received.  There are no pending or, to any Loan Party’s knowledge, threatened Environmental Complaints relating to any Loan Party or, to any Loan Party’s knowledge, any prior owner, operator or occupant of any of the Properties pertaining to, or arising out of, any Contamination or violations of Environmental Laws or Required Environmental Permits which could reasonably be expected to constitute a Material Adverse Change.

5.1.22.           Senior Debt Status.

The Obligations of each Loan Party under this Agreement, the Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens.  There is no Lien upon or with respect to any of the properties or income of any Loan Party which secures Indebtedness or other obligations of any Person except for Permitted Liens.

5.1.23              Anti-Terrorism Laws.

None of the Loan Parties nor or any Affiliate of any Loan Party,  is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

5.1.23.1                                                Executive Order No. 13224.

None of the Loan Parties, nor or any Affiliate of any Loan Party,  or their respective agents acting or benefiting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder, is any of the following (each a “Blocked Person”):

(i)            a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(ii)           a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(iii)          a Person or entity with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv)          a Person or entity that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224;

(v)           a Person or entity that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or

(vi)          a Person or entity who is affiliated or associated with a person or entity listed above.

No Loan Party or to the knowledge of any Loan Party, any of its agents acting in any capacity in connection with the Loans, Letters of Credit or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

5.2                               Continuation of Representations.

The Borrower and Hovnanian make the representations and warranties in this Section 5 on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Sections 6.1 [First Loans and Letters of Credit] and 6.2 [Each Additional Loan or Letter of Credit].

6.             CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

The obligation of each Lender to make Loans and of the Agent and the Letter of Credit Lenders to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

6.1                               First Loans and Letters of Credit.

On the Closing Date:

6.1.1.                  Officer’s Certificate.

The representations and warranties of each of the Loan Parties contained in Section 5 [Representation and Warranties] and in each of the other Loan Documents shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Agent for the benefit of each Lender a certificate of each of Hovnanian and the Borrower, dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each of the Loan Parties, to each such effect.

6.1.2.                  Incumbency Certificate.

There shall be delivered to the Agent for the benefit of each Lender a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary or the managing member (or equivalent), as the case may be, of each of the Loan Parties, certifying as appropriate as to:

(i)            all action taken by each Loan Party in connection with this Agreement and the other Loan Documents;

(ii)           the names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii)          as to Hovnanian and the Borrower only, copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of such Loan Party in each state where organized.

6.1.3.                  Delivery of Loan Documents.

The Notes, the Guaranty Agreement and the other Loan Documents shall have been duly executed and delivered by Hovnanian to the Agent on or before the date hereof for the benefit of the Lenders.

6.1.4.                  Opinion of Counsel.

There shall be delivered to the Agent for the benefit of each Lender a written opinion of Peter Reinhart, Esquire, in-house counsel for the Loan Parties, dated the Closing Date and in form and substance reasonably satisfactory to the Agent and its counsel.

6.1.5.                  Legal Details.

All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance reasonably satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

6.1.6.                  Payment of Fees.

The Borrower shall have paid or caused to be paid to the Agent for itself and for the account of the Lenders to the extent not previously paid, all commitment and other fees accrued through the Closing Date and the costs and expenses for which the Agent and the Lenders are entitled to be reimbursed.

6.1.7.                  Consents.

All material consents required to effectuate the transactions contemplated hereby as set forth on Schedule 5.1.12 shall have been obtained.

6.1.8.                  Officer’s Certificate Regarding MACs.

Since October 31, 2004, no Material Adverse Change shall have occurred, and there shall have been delivered to the Agent for the benefit of each Lender a certificate dated the Closing Date and signed by the Chief Executive Officer, President or Chief Financial Officer of each Loan Party to each such effect.

6.1.9.                  No Actions or Proceedings.

No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby.

6.1.10              Lien Search.

The Borrower shall have delivered satisfactory results of a lien search to the Agent evidencing no liens on Hovnanian or the Borrower which are not Permitted Liens.

6.2                               Each Additional Loan or Letter of Credit.

At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit:  the representations and warranties of the Loan Parties contained in Section 5 [Representations and Warranties] and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct in all material respects on and as of the specific dates or times referred to therein); no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and the Borrower shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be (each such application shall be deemed to be a representation by the Borrower that the conditions under this Section 6.2 for the issuance of such additional Letter of Credit have been satisfied even if not so stated in such application).

7.             COVENANTS

7.1                               Affirmative Covenants.

The Borrower and Hovnanian, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations (other than any contingent indemnity obligations not then due) under the Loan Documents and termination of the Commitments, they shall, and shall cause the other Loan Parties to, comply at all times with the following affirmative covenants:

7.1.1.                  Preservation of Existence, Etc.

Each Loan Party shall maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 7.2.4 [Liquidations, Mergers, Consolidations, Acquisitions] and except where failure to do so could not reasonably be expected to constitute a Material Adverse Change with respect to the Borrower or Hovnanian or with respect to the Loan Parties taken as a whole.

7.1.2.                  Payment of Liabilities, Including Taxes, Etc.

Each Loan Party shall duly pay and discharge all material liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all material taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, or to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of the Borrower or Hovnanian or of the Loan Parties taken as a whole, provided that the Loan Parties will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any material Lien which may have attached as security therefor.

7.1.3.                  Maintenance of Insurance.

Each Loan Party shall insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers’ compensation, public liability, flood and business interruption insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary.

7.1.4.                  Maintenance of Properties and Leases.

Each Loan Party shall maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof.

7.1.5.                  Maintenance of Patents, Trademarks, Etc.

Each Loan Party shall maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same would constitute a Material Adverse Change.

7.1.6.                  Visitation Rights.

Each Loan Party shall permit any of the officers or authorized employees or representatives of the Agent or (at the expense of such Lender) any of the Lenders to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times and as often as any of the Lenders may reasonably request, provided that each Lender shall provide the Borrower and the Agent with reasonable notice prior to any visit or inspection.  In the event any Lender desires to conduct an audit of any Loan Party, such Lender shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent.

7.1.7.                  Keeping of Records and Books of Account.

The Loan Parties shall maintain and keep proper books of record and account which enable Hovnanian and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over Hovnanian or any Subsidiary of Hovnanian, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

7.1.8.                  Plans and Benefit Arrangements.

The Loan Parties shall, and shall cause each member of the ERISA Group that is a Subsidiary to, and shall use its reasonable best efforts to cause each other member of the ERISA Group to, comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and, as to the Borrower, Benefit Arrangements, except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change.  Without limiting the generality of the foregoing, the Loan Parties shall cause all of their Plans and shall use reasonable best efforts to cause all Plans maintained by any member of the ERISA Group, to be funded in accordance with the minimum funding requirements of ERISA and shall make, and cause each Subsidiary to, and shall use its reasonable best efforts to cause each member of the ERISA Group to make, in a timely manner, all contributions due to Plans and Multiemployer Plans except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Change.

7.1.9.                  Compliance with Laws.

Each Loan Party shall comply with all applicable Laws, including all Environmental Laws, in all respects, provided that it shall not be deemed to be a violation of this Section 7.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change.

7.1.10.           Use of Proceeds.

The Loan Parties will use the Letters of Credit and the proceeds of the Loans only for general corporate purposes and for working capital for the Borrower, Hovnanian and the Restricted Subsidiaries.

7.1.11              Anti-Terrorism Laws.

The Loan Parties and their respective Affiliates and agents shall not (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law.  The Borrower shall deliver to Lenders any certification or other evidence requested from time to time by any Lender in its reasonable discretion, confirming Borrower’s compliance with this Section 7.1.11.

7.2                               Negative Covenants.

The Borrower and Hovnanian, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations hereunder (other than any contingent indemnity obligations not then due) and termination of the Commitments, they shall, and shall cause the other Loan Parties to, comply with the following negative covenants:

7.2.1.                  Indebtedness.

Each of the Loan Parties shall not at any time create, incur, assume or suffer to exist any secured indebtedness, except Indebtedness secured by Permitted Liens.

7.2.2.                  Liens.

Each of the Loan Parties shall not at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

7.2.3.                  Loans and Investments.

Each of the Loan Parties shall not, at any time, make or suffer to remain outstanding any Investment except Permitted Investments and, to the extent permitted by Section 7.2.6 [Restricted Payments; Restricted Investments; Investments in Related Businesses], Restricted Investments and Investments in Related Businesses.

7.2.4.                  Liquidations, Mergers, Consolidations, Acquisitions.

Each of the Loan Parties shall not dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that

(1)           any Loan Party other than the Borrower or Hovnanian may consolidate or merge into another Loan Party (or any Person that concurrently becomes a Loan Party), and

(2)           any Loan Party may consolidate or merge with a Person who is not a Loan Party if the common stockholders of Hovnanian prior to such transaction maintain at least 50% of the voting control (direct or indirect) of the combined entity after consummation of the transaction, and

(3)           any Loan Party may acquire, whether by purchase or by merger, (A) all or substantially all of the ownership interests of another Person or (B) all or substantially all of assets of another Person or of a business or division of another Person (each, a “Permitted Acquisition”), provided that each of the following requirements is met:

(i)            if the Loan Parties are acquiring the ownership interests in such Person, and such Person is, or concurrently will be, designated a Restricted Subsidiary, such Person shall execute a Guarantor Joinder and join this Agreement as a Guarantor pursuant to Section 10.18 [Joinder of Guarantors] and the Borrower shall have otherwise complied with Section 2.11.4 [Designation of Restricted Subsidiary] on or before the date of such Permitted Acquisition;

(ii)           if such Person’s shares are registered as “public” shares under applicable law, the board of directors or other equivalent governing body of such Person shall have approved such Permitted Acquisition;

(iii)          the business acquired, or the business conducted by the Person whose ownership interests are being acquired, as applicable, shall comply with Section 7.2.8 [Continuation of or Change in Business]; and

(iv)          no Potential Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition.

(4)           the Loan Parties may make, whether by purchase or merger or otherwise, Permitted Investments and, to the extent permitted by Section 7.2.6 [Restricted Investments; Restricted Payments; Investments in Related Businesses], Restricted Investments, Restricted Payments and Investments in Related Businesses;

(5)           the Loan Parties may liquidate or wind-up Restricted Subsidiaries of Hovnanian which are not individually material to Hovnanian, the Borrower or to the Loan Parties taken as a whole; provided that the Loan Parties shall satisfy the requirements of Section 2.11 [Designation of Subsidiaries and Release of Guarantors], to the extent applicable;

(6)           the Loan Parties may effectuate any sale permitted by Section 7.2.5 as a merger or consolidation; and

(7)           for the avoidance of doubt, any Loan Party may effect or allow the liquidation or winding-up of any Non-Restricted Person.

7.2.5.                  Dispositions of Assets or Subsidiaries.

Each of the Loan Parties shall not sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party, but excluding Investments in Non-Restricted Persons), except:

(i)            any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party’s business;

(ii)           any sale, transfer or lease of assets to a Loan Party;

(iii)          any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired not in violation of this Agreement;

(iv)          any sale, transfer or lease of assets by a Non-Restricted Subsidiary; or

(v)           any other sale, transfer or lease of assets not included in clauses (i) through (iv) above provided that (1) after giving effect to such sale the Loan Parties are in compliance with the covenants under this agreement (including the financial covenants in Sections 7.2.11 [Minimum ATNW], 7.2.12 [Leverage Ratio], and 7.2.13 [Fixed Charge Coverage Ratio]) and no Potential Default or Event of Default, and (2) any such sale does not constitute all or substantially all of the assets of the Loan Parties taken as a whole;

7.2.6.                  Restricted Payments; Restricted Investments; Investments in Related Businesses.

7.2.6.1     The Loan Parties shall not pay or make Restricted Payments, Restricted Investments or Investments by Loan Parties in other Loan Parties engaged in Related Businesses (“Investments in Related Businesses”) from and after January 31, 2001 which exceed in the aggregate the sum of:

(i)            $45,000,000;

(ii)           50% of net income of Hovnanian (calculated and consolidated in accordance with GAAP) for all fiscal quarters commencing on February 1, 2001 and thereafter; and

(iii)          50% of the proceeds (less costs of issuance) of any issuance or sale of equity, including Qualified Preferred Equity, of Hovnanian to any Person other than a Loan Party during all fiscal quarters commencing on February 1, 2001 and thereafter.

7.2.6.2    Each of the Loan Parties shall not enter into or carry out any transaction with any Affiliate (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person but excluding transactions between Loan Parties) unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm’s-length terms and is in accordance with all applicable Law. Without limiting the foregoing, the aggregate amount of all Indebtedness for owed or borrowed money owing to any Loan Party by any officer or director, or relative thereof, shall not exceed $1,000,000 in the aggregate owing at any one time and all such Indebtedness shall bear interest at a rate not less than the coupon rate on six month U.S. Treasury bills as of the date such Indebtedness is incurred.

7.2.6.3    The Loan Parties shall not pay or make any Restricted Payment in respect of Dividends or Subordinated Debt if an Event of Default or Potential Default exists at the time of such payment or would exist after giving effect thereto.

7.2.7.                  Subsidiaries, Partnerships and Joint Ventures.

Each of the Loan Parties shall not own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has executed the Guaranty Agreement as Guarantor on the Closing Date, (ii) any Subsidiary formed or acquired after the Closing Date which joins the Guaranty Agreement as a Guarantor pursuant to Section 10.18 [Joinder of Guarantors] or (iii) any Non-Restricted Person.

7.2.8.                  Continuation of or Change in Business.

Each of the Loan Parties existing on the Closing Date shall not engage in any business other than the homebuilding business.  Each of the Loan Parties organized or acquired after the Closing Date shall not engage in any business other than the homebuilding business or Related Businesses.

7.2.9.                  Plans and Benefit Arrangements.

Each of the Loan Parties shall not engage in a Prohibited Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances, results in liability under ERISA, except where the liability that could reasonably be expected to result therefrom would not result in a Material Adverse Change.

7.2.10.           Borrowing Base.

At any time that the Investment Grade Period is not in effect, the Loan Parties shall not permit Senior Homebuilding Indebtedness minus the face amount of outstanding letters of credit (whether “Letters of Credit” or not) in respect of which a Loan Party is obligated and which is issued to guaranty or assure the installation of site improvements on (or appurtenant to) land owned by a Loan Party to exceed the Borrowing Base at such time.  Pursuant thereto, the Borrower shall make (or cause to be made), on the Business Day following the date on which any such excess is calculated, payments of principal of Senior Homebuilding Indebtedness sufficient to reduce to zero ($0) on such date any such excess.

7.2.11.   Minimum ATNW.

The Loan Parties shall not permit Adjusted Tangible Net Worth as of the last day of any fiscal quarter to be less than the sum of: (i) $696,402,000 and (ii) 50% of Hovnanian’s consolidated net income (calculated and consolidated in accordance with GAAP) for each fiscal quarter commencing on February 1, 2005 and thereafter in which net income was earned (as opposed to a net loss), (iii) 50% of the proceeds (less costs of issuance) of any issuance or sale of equity of Hovnanian (including Qualified Preferred Equity) to any Person other than a Loan Party during each fiscal quarter commencing on February 1, 2005 and thereafter.

7.2.12.   Leverage Ratio.

The Loan Parties shall not permit the Leverage Ratio as of the last day of any fiscal quarter to exceed 2.25 to 1.0.

7.2.13.   Fixed Charge Coverage Ratio.

The Loan Parties shall not permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter to be less than the 1.75 to 1.0 for each of any two (2) consecutive fiscal quarters if the second such fiscal quarter constitutes a High Leverage Period.

7.2.14.   Inventory Limits.

At any time when the Investment Grade Period is not in effect, the Loan Parties shall not permit:

(i)            The Dollar value of Unentitled Land to exceed twenty percent (20%) of the sum of Adjusted Tangible Net Worth and the principal amount of the Subordinated Debt, as calculated as of the end of each fiscal quarter;

(ii)           The Dollar value of Finished Lots and Land under Development plus Unentitled Land to exceed the sum of Adjusted Tangible Net Worth and the principal amount of the Subordinated Debt, as calculated as of the end of each fiscal quarter; or

(iii)          The number of Unsold Dwelling Units existing as of the end of any fiscal quarter to exceed 25% of the number of Dwelling Units conveyed by any Person who is a Loan Party on the date of determination or any Person that was acquired and merged or consolidated with and into a Person who is a Loan Party on the date of determination to third party purchasers within the previous twelve (12) months.

7.2.15.           Fiscal Year.

The Loan Parties shall not change their fiscal year from the twelve-month period ending October 31.

7.2.16.           Changes in Subordinated Debt Documents.

The Loan Parties shall not amend or modify any provisions of the documents relating to the Subordinated Debt without providing at least ten (10) calendar days’ prior written notice to the Agent, and, if the same would adversely affect the interests of the Agent and the Lenders in any material respect, obtaining the prior written consent of the Required Lenders.  No Loan Party shall directly or indirectly make any payment on the Subordinated Debt which would violate the provisions of any applicable subordination agreement or provision.  Neither the Senior Notes nor the Subordinated Debt shall become secured.

7.3                               Reporting Requirements.

The Borrower and Hovnanian, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations hereunder and under the other Loan Documents (other than any contingent indemnity obligations not then due) and termination of the Commitments, they shall, and shall cause the other Loan Parties to, to the extent applicable, furnish or cause to be furnished to the Agent:

7.3.1.                  Quarterly Financial Statements.

As soon as available and in any event within fifty-five (55) calendar days after the end of each of the first three fiscal quarters in each fiscal year of Hovnanian, financial statements of Hovnanian, consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President, Treasurer or Chief Financial Officer or principal accounting officer of Hovnanian as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.  The Loan Parties will be deemed to have complied with the delivery requirements of this Section 7.3.1 if within fifty-five (55) days after the end of their fiscal quarter, the Borrower delivers to the Agent a copy of Hovnanian’s Form 10-Q as filed with the SEC and the financial statements contained therein meets the requirements described in this Section 7.3.1.

7.3.2.                  Annual Financial Statements.

As soon as available and in any event within ninety (90) days after the end of each fiscal year of Hovnanian, financial statements of Hovnanian consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing reasonably satisfactory to the Agent.  The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents or cause or constitute an Event of Default.  The Loan Parties will be deemed to have complied with the delivery requirements of this Section 7.3.2 if within ninety (90) days after the end of Hovnanian’s fiscal year, the Borrower delivers to the Agent a copy of Hovnanian’s Annual Report and Form 10-K as filed with the SEC and the financial statements and separately delivers the above-referenced certification of public accountants.

7.3.3.                  Certificates of the Borrower.

7.3.3.1                    Compliance Certificate.  Concurrently with the financial statements of Hovnanian furnished to the Agent and to the Lenders pursuant to Sections 7.3.1 [Quarterly Financial Statements] and 7.3.2 [Annual Financial Statements]:

(a)           a certificate of the Borrower signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer or principal accounting officer of the Borrower, in the form of Exhibit 7.3.3.1 (each a “Compliance Certificate”), to the effect that, except as described pursuant to Section 7.3.3.2 [Borrowing Base Certificate], (i) the representations and warranties of the Borrower contained in Section 5.1 [Representations and Warranties] and in the other Loan Documents are true and correct in all material respects on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time), (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in Section 7.2 [Negative Covenants].

(b)           summary consolidated financial statements for each of (i) the Non-Restricted Persons as a group and (ii) the Borrower, Hovnanian and the Restricted Subsidiaries as a group; provided that the statements provided in footnote 20 entitled “Financial Information of Subsidiary Issuer and Subsidiary” of the Borrower’s consolidated financial statements in Form 10-K and in footnote 16 in Form 10-Q shall be deemed to satisfy this requirement;

(c)           summary financial statements for each Joint Venture in which any Loan Party has a Subsidiary Investment greater than an amount equal to 4% of Adjusted Tangible Net Worth as of the last day of the previous fiscal quarter of Hovnanian; and

(d)           to the extent not previously disclosed in writing to the Agent, a report of any changes to Schedule 1.1(C) including changes arising under Section 2.11 [Designation of Subsidiaries and Release of Guarantors].

7.3.3.2    Borrowing Base Certificate.

As soon as available, but not later than fifty-five (55) days after the end of each month, a Borrowing Base Certificate as of the end of such month, appropriately completed, executed and delivered by an Authorized Officer, together with a certificate of the Borrower signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer or principal accounting officer of the Borrower, in the form of Exhibit 7.3.3.2, to the effect that, except as described pursuant to Section 7.3.4 [Notice of Default], no Event of Default or Potential Default exists and is continuing on the date of such Borrowing Base Certificate; provided, however, the Borrowing Base Certificate delivered with respect to the month of October, in any year, may be in draft form, subject to change as a result of the year-end audit, but in no event shall be executed and delivered in final form later than ninety (90) days after the end of such fiscal year.  The Borrower shall be required to deliver a Borrowing Base Certificate as of the end of a month even if the Investment Grade Period is in effect as of such month-end.

7.3.4.                  Notice of Default.

Promptly after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer or principal accounting officer of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which such Loan Party proposes to take with respect thereto.

7.3.5.                  Notice of Litigation.

Promptly after the commencement thereof, notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party that involve a claim or series of claims in excess of $1,000,000 which is not covered by insurance or which could reasonably be expected to constitute a Material Adverse Change.

7.3.6.                  Notice of Change in Debt Rating.

Within two (2) Business Days after Standard & Poor’s, Moody’s or Fitch announces a change in Hovnanian’s Debt Rating, notice of such change.  Hovnanian will deliver together with such notice a copy of any written notification which Hovnanian received from the applicable rating agency regarding such change of Debt Rating.

7.3.7.                  Budgets, Forecasts, Other Reports and Information.

Promptly upon their becoming available to any Loan Party:

(i)            any reports, notices or proxy statements generally distributed by Hovnanian to its stockholders,

(ii)           regular or periodic reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses, filed by Hovnanian with the SEC, and

(iii)          such other reports and information as the Agent may from time to time reasonably request.  The Loan Parties shall also notify the Agent promptly of the enactment or adoption of any Law which could reasonably be expected to constitute a Material Adverse Change.

7.3.8.                  Notices Regarding Plans and Benefit Arrangements.

7.3.8.1    Certain Events.

Promptly after learning of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of any of the following events, or series of such events, if, individually or in the aggregate, any liabilities or penalties resulting from such event(s) could reasonably be expected to result in a Material Adverse Change:

(i)            any Reportable Event with respect to any Plan,

(ii)           any Prohibited Transaction which could subject any Loan Party or any other member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder,

(iii)          any withdrawal from a Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of ERISA or assertion by a Multiemployer Plan that such a withdrawal has occurred,

(iv)          any cessation of operations (by any Loan Party or any other member of the ERISA Group) at a facility in the circumstances described in Section 4062(e) of ERISA,

(v)           withdrawal by any Loan Party or any other member of the ERISA Group from a Plan in the circumstances described in Section 4063 of ERISA or the termination of such Plan in the circumstances described in Section 4064 of ERISA,

(vi)          a failure to make any required contribution to a Plan or the creation of any Lien in favor of the PBGC or a Plan,

(vii)         the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

(viii)        the distress termination of a Plan, under Title IV of ERISA, which has insufficient assets to pay all liabilities.

7.3.8.2    Notices of Involuntary Termination and Annual Reports.

Promptly after receipt thereof, copies of (a) all notices received by any Loan Party or any other member of the ERISA Group of the PBGC’s intent to terminate any Plan administered or maintained by the Borrower or any member of the ERISA Group, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Agent or any Lender each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by any Loan Party or any other member of the ERISA Group, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group in which any of their personnel participate or from which such personnel may derive a benefit, and each Schedule B (Actuarial Information) to the annual report filed by any Loan Party or any other member of the ERISA Group with the Internal Revenue Service with respect to each such Plan.

7.3.8.3    Notice of Voluntary Termination.

Where a termination of any Plan would result in a Material Adverse Change, promptly upon the filing thereof, copies of any Form 5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.

8.             DEFAULT

8.1                               Events of Default.

An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

8.1.1.                  Payments Under Loan Documents.

The Borrower shall fail to pay (i) any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing when such principal is due hereunder or (ii) any interest on any Loan, Reimbursement Obligation or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents within three (3) Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

8.1.2.                  Breach of Warranty.

Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

8.1.3.                  Breach of Certain Negative Covenants.

Any of the Loan Parties shall default in the observance or performance of any covenant contained in Sections 7.2.10 [Borrower Base], 7.2.11 [Minimum ATNW], 7.2.12 [Leverage Ratio], 7.2.13 [Fixed Charge Coverage Ratio] or 7.2.14 [Inventory and Land Purchase Limits];

8.1.4.                  Breach of Other Covenants.

Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) Business Days after notice to the Borrower from the Agent;

8.1.5.                  Defaults in Other Agreements or Indebtedness.

Either (i) a default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness (excluding any surety bonds) under which any Loan Party may be obligated as a borrower or guarantor in excess of $10,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any Indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend, or (ii) draws shall be made on surety bonds in excess of $10,000,000 in the aggregate issued on behalf of any Loan Party and such Loan Party shall fail to reimburse the providers thereof within 60 days after the date of the applicable draws;

8.1.6.                  Final Judgments or Orders.

Any final judgments or orders for the payment of money in excess of $10,000,000 in the aggregate (excluding amounts covered by insurance with respect to which the relevant insurer acknowledged such coverage) shall be entered against any Loan Party by a court having jurisdiction, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry;

8.1.7.                  Loan Document Unenforceable.

Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party’s successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms or as permitted under the Loan Documents) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

8.1.8.                  Uninsured Losses; Proceedings Against Assets.

Any of the Loan Parties’ assets come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter and could reasonably be expected to constitute a Material Adverse Change;

8.1.9.                  Notice of Lien or Assessment.

Any taxes or debts owing in excess of $10,000,000 in the aggregate at any time or times hereafter to any of the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC become payable and the same are not paid within thirty (30) days after the same become payable;

8.1.10.           Insolvency.

Any of (i) Hovnanian, (ii) the Borrower or (iii) Restricted Subsidiaries owning as of the date of any event described in this Section 8.1.10 three percent (3%) or more of the Dollar value of all of the assets of all of the Subsidiaries of Hovnanian taken as a whole ceases to be solvent or admits in writing its inability to pay its debts as they mature;

8.1.11.           Events Relating to Plans and Benefit Arrangements.

Any of the following occurs:  (i) any Reportable Event with respect to a Plan, which the Agent reasonably determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan; (iii) a trustee shall be appointed to administer or liquidate any Plan; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii) or (iv) above, the Agent reasonably determines in good faith that the amount of any Loan Party’s liability is likely to exceed 10% of the Consolidated Tangible Net Worth of the Loan Parties; (v) any “accumulated funding deficiency” (as defined in Section 302 of ERISA) shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any other member of the ERISA Group,  (vi) any Loan Party or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) any Loan Party or any other member of the ERISA Group shall incur any liability in connection with a withdrawal from a Multiemployer Plan; (viii) any Loan Party or any other member of the ERISA Group shall withdraw under Section 4063 of ERISA (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Plan; or (ix) any applicable Law is adopted, changed or interpreted by any Official Body with respect to or otherwise affecting one or more Plans, Multiemployer Plans or Benefit Arrangements and, with respect to any of the events specified in (v), (vi), (vii), (viii) or (ix), the Agent reasonably determines in good faith that any such occurrence, together with all other such events, would be reasonably likely to result in a Material Adverse Change;

8.1.12.           Cessation of Business.

Any Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof and any of the foregoing could reasonably be expected to constitute a Material Adverse Change;

8.1.13.           Change of Control.

(i)            Any person or group of persons (within the meaning of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the SEC under said Act) 40% or more of the voting capital stock of Hovnanian; or (ii) within a period of twelve (12) consecutive calendar months, individuals who were directors of the Borrower on the first day of such period, or who were nominated by a majority of such directors, shall cease to constitute a majority of the board of directors of the Borrower;

8.1.14.           Involuntary Proceedings.

A proceeding shall have been instituted in a court having jurisdiction seeking a decree or order for relief in respect of any of (i) Hovnanian, (ii) the Borrower or (iii) Restricted Subsidiaries owning as of the date of any event described in this Section 8.1.14 three percent (3%) or more of the Dollar value of all of the assets of all of the Subsidiaries of Hovnanian taken as a whole in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

8.1.15.           Voluntary Proceedings.

Any of (i) Hovnanian, (ii) the Borrower or (iii) Restricted Subsidiaries owning as of the date of any event described in this Section 8.1.15 three percent (3%) or more of the Dollar value of all of the assets of all of the Subsidiaries of Hovnanian taken as a whole shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

8.2                               Consequences of Event of Default.

8.2.1.                  Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings.

If an Event of Default specified under Sections 8.1.1 [Payments Under Loan Documents] through 8.1.13 [Change of Control] shall occur and be continuing, the Lenders and the Agent shall be under no further obligation to make Loans or issue Letters of Credit, as the case may be, and the Agent may, and upon the request of the Required Lenders, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Loan then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Lender without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in an interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Lenders, and grants to the Agent and the Lenders a security interest in, all such cash as security for such Obligations.  Upon the curing of all existing Events of Default, the Agent shall return such cash collateral to the Borrower; and

8.2.2.                  Bankruptcy, Insolvency or Reorganization Proceedings.

If an Event of Default specified under Section 8.1.14 [Involuntary Proceedings] or 8.1.15 [Voluntary Proceedings] shall occur, the Lenders shall be under no further obligations to make Loans or issue Letters of Credit hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and the Borrower shall upon such occurrence, deposit in an interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Lenders, and grants to the Agent and the Lenders a security interest in, all such cash as security for such Obligations; and

8.2.3.                  Set-off.

If an Event of Default shall occur and be continuing, any Lender to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Lender which has agreed in writing to be bound by the provisions of Section 9.13 [Equalization of Lenders] and any branch, Subsidiary or Affiliate of such Lender or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all past-due Loans and all other past-due Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Lender or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Lender or participant or such branch, Subsidiary or Affiliate; and

8.2.4.                  Suits, Actions, Proceedings.

If an Event of Default shall occur and be continuing, and whether or not the Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 8.2 [Consequences of Event of Default], the Agent or any Lender, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents, including as permitted by applicable Law the obtaining of the ex parte appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or such Lender; and

8.2.5.                  Application of Proceeds.

From and after the date on which the Agent has taken any action pursuant to this Section 8.2 [Consequences of Event of Default] and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from the exercise of any remedy by the Agent, shall be applied as follows:

(i)            first, to reimburse the Agent and the Lenders for out-of-pocket costs, expenses and disbursements, including reasonable attorneys’ and paralegals’

fees and legal expenses, incurred by the Agent or the Lenders in connection with collection of any Obligations of any of the Loan Parties under any of the Loan Documents;

(ii)           second, to the repayment of all Indebtedness then due and unpaid of the Loan Parties to the Lenders incurred under this Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion; and

(iii)          the balance, if any, as required by Law.

8.2.6.                  Other Rights and Remedies.

In addition to all of the rights and remedies contained in this Agreement or in any of the other Loan Documents, the Agent shall have all of the rights and remedies under applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law.  The Agent may, and upon the request of the Required Lenders shall, exercise all post-default rights granted to the Agent and the Lenders under the Loan Documents or applicable Law.

9.             THE AGENT

9.1                               Appointment.

Each Lender hereby irrevocably designates, appoints and authorizes PNC Bank to act as Agent for such Lender under this Agreement and to execute and deliver or accept on behalf of each of the Lenders the other Loan Documents.  Each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto.  PNC Bank agrees to act as the Agent on behalf of the Lenders to the extent provided in this Agreement.

9.2                               Delegation of Duties.

The Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Agent) and, subject to Sections 9.5 [Reimbursement and Indemnification of Agent by the Borrower] and 9.6 [Exculpatory Provisions; Limitation of Liability], shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

9.3                               Nature of Duties; Independent Credit Investigation.

The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist.  The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein.  Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.  Each Lender expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Lender; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

9.4                               Actions in Discretion of Agent; Instructions From the Lenders.

The Agent agrees, upon the written request of the Required Lenders, to take or refrain from taking any action of the type specified as being within the Agent’s rights, powers or discretion herein, provided that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law.  In the absence of a request by the Required Lenders, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Lenders or all of the Lenders.  Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Lenders, subject to Section 9.6 [Exculpatory Provisions; Limitation of Liability].  Subject to the provisions of Section 9.6 [Exculpatory Provisions; Limitation of Liability], no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders, or in the absence of such instructions, in the absolute discretion of the Agent.+

9.5                               Reimbursement and Indemnification of Agent by the Borrower.

The Borrower unconditionally agrees to pay or reimburse the Agent, its Affiliates and their respective directors, officers, employees, agents and advisors and hold such Persons harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel), incurred by such Persons (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof, (iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other

Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Persons, in their capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Persons hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from such Persons’ gross negligence or willful misconduct or from the gross negligence or willful misconduct of any of such Person’s Affiliates, directors, officers, employees, agents or advisors, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld.  In addition, after the occurrence and during the continuance of an Event of Default, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Agent’s regular employees and agents engaged periodically to perform audits of the Loan Parties’ books, records and business properties.

9.6                               Exculpatory Provisions; Limitation of Liability.

Neither the Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Lender for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Lenders for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Lenders to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default.  No claim may be made by any of the Loan Parties, any Lender, the Agent or any of their respective Subsidiaries against the Agent, any Lender or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans, and each of the Loan Parties (for itself and on behalf of each of its Subsidiaries), the Agent and each Lender hereby waive, release and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor.  The Agent shall promptly distribute to each Lender copies of financial statements delivered by the Borrower pursuant to Section 7.3.1 and Section 7.3.2 and the Borrowing Base Certificates delivered pursuant to Section 7.3.3.2.  Each Lender agrees that, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder or given to the Agent for the account of or with copies for the Lenders, the Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Lender with credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Agent or any of its directors, officers, employees, agents, attorneys or Affiliates.

9.7                               Reimbursement and Indemnification of Agent by Lenders.

Each Lender agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), its Affiliates and their respective directors, officers, employees, agents and advisors in proportion to such Lender’s Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys’ fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Persons, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Persons hereunder or thereunder, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from such Persons’ gross negligence or willful misconduct, or (b) if such Lender was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Lender shall remain liable to the extent such failure to give notice does not result in a loss to the Lender), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Lender, which shall not be unreasonably withheld.  In addition, each Lender agrees promptly upon demand to reimburse such Persons (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Agent in connection with the Agent’s periodic audit of the Loan Parties’ books, records and business properties.

9.8                               Reliance by Agent.

The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, electronic mail, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent.  The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

9.9                               Notice of Default.

The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a “notice of default.”

9.10                        Notices.

The Agent shall promptly send to each Lender a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof.  The Agent shall promptly notify the Borrower and the other Lenders of each change in the Base Rate and the effective date thereof.

9.11                        Lenders in Their Individual Capacities; Agents in its Individual Capacity.

With respect to its Revolving Credit Commitment, the Revolving Credit Loans made by it and any other rights and powers given to it as a Lender hereunder or under any of the other Loan Documents, the Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not the Agent, and the term “Lender” and “Lenders” shall, unless the context otherwise indicates, include the Agent in its individual capacity.  PNC Bank and its Affiliates and each of the Lenders and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, issue letters of credit for the account of, acquire equity interests in, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with, the Loan Parties and their Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Lender, as though such Lender were not a Lender hereunder, in each case without notice to or consent of the other Lenders.  The Lenders acknowledge that, pursuant to such activities, the Agent or its Affiliates may (i) receive information regarding the Loan Parties or any of their Subsidiaries or Affiliates (including information that may be subject to confidentiality obligations in favor of the Loan Parties or such Subsidiary or Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

9.12                        Holders of Notes.

The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent.  Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

9.13                        Equalization of Lenders.

The Lenders and the holders of any participations in any Commitments or Loans or other rights or obligations of a Lender hereunder agree among themselves that, with respect to all amounts received by any Lender or any such holder for application on any Obligation hereunder or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker’s lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Lenders and such holders in proportion to their interests in payments on the Loans, except as otherwise provided in Section 3.4.3 [Agent’s and Lender’s Rights], 4.4.2 [Replacement of a Lender] or 4.6 [Additional Compensation in Certain Circumstances].  The Lenders or any such holder receiving any such amount shall purchase for cash from each of the other Lenders an interest in such Lender’s Loans in such amount as shall result in a ratable participation by the Lenders and each such holder in the aggregate unpaid amount of the Loans, provided that if all or any portion of such excess amount is thereafter recovered from the Lender or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Lender or the holder making such purchase.

9.14                        Successor Agent.

The Agent (i) may resign as Agent or (ii) shall resign if such resignation is requested by the Required Lenders (if the Agent is a Lender, the Agent’s Loans and its Commitment shall be considered in determining whether the Required Lenders have requested such resignation) or required by Section 4.4.2 [Replacement of a Lender], in either case of (i) or (ii) by giving not less than thirty (30) days’ prior written notice to the Borrower.  If the Agent shall resign under this Agreement, then either (a) the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, subject to the consent of the Borrower, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent’s notice to the Lenders of its resignation, then the Agent shall appoint from among the Lenders, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Agent until such time as the Required Lenders appoint and the Borrower consents to the appointment of a successor agent.  Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Agent, and the term “Agent” shall mean such successor agent, effective upon its appointment, and the former Agent’s rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement.  After the resignation of any Agent hereunder, the provisions of this Section 9 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

9.15                        Agent’s Fees.

The Borrower shall pay to the Agents nonrefundable fees (the “Agent’s Fees”) under the terms of a letters (the “Agent’s Letters”) between the Borrower and Agents, as amended from time to time.

9.16                        Availability of Funds.

The Agent may assume that each Lender has made or will make the proceeds of a Loan available to the Agent unless the Agent shall have been notified by such Lender on or before the later of (1) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 9.16 or using proceeds deposited with the Agent by the Lenders and whether such funding occurs before or after the time on which Lenders are required to deposit the proceeds of such Loan with the Agent).  The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount.  If such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three (3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

9.17                        Calculations.

In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Lender whether in respect of the Loans, fees or any other amounts due to the Lenders under this Agreement.  In the event an error in computing any amount payable to any Lender is made, the Agent, the Borrower and each affected Lender shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

9.18                        Beneficiaries.

Except as expressly provided herein, the provisions of this Section 9 [The Agent] are solely for the benefit of the Agent and the Lenders, and the Loan Parties shall not have any rights to rely on or enforce any of the provisions hereof.  In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

10.          MISCELLANEOUS

10.1                        Modifications, Amendments or Waivers.

With the written consent of the Required Lenders, the Agent, acting on behalf of all the Lenders, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder.  Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Loan Parties; provided, that, without the written consent of all the Lenders, no such agreement, waiver or consent may be made which will:

10.1.1.           Increase of Commitment.

Increase the amount of the aggregate Revolving Credit Commitments;

10.1.2.           Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment.

Subject to Section 2.10 [Extension by Lenders of the Expiration Date], but whether or not any Loans are outstanding, extend the time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan or any mandatory Commitment reduction in connection with such a mandatory prepayment hereunder except for mandatory reductions of the Commitments on the Expiration Date), the Commitment Fee or any other fee payable to any Lender, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Lender, or otherwise directly affect the terms of payment of the principal of or interest of any Loan, the Commitment Fee or any other fee payable to any Lender;

10.1.3.           Miscellaneous

Amend Section 2.11.1 [Release of Guarantors],  4.2 [Pro Rata Treatment of Lenders], 9.6 [Exculpatory Provisions; Limitation of Liability], 9.13 [Equalization of Lenders] or this Section 10.1 [Modifications, Amendments or Waivers] change the pro rata treatment of the Lenders, change the definition of Required Lenders, or change any requirement providing for the Lenders or the Required Lenders to authorize the taking of any action hereunder;

provided, that no agreement, waiver or consent which would modify the interests, rights or obligations of the Agent in its capacity as Agent shall be effective without the written consent of the Agent and provided further, that no provision of Sections 2.1.2 [Swing Loan Commitment], 2.4.2 [Swing Loan Requests], 2.5.2 [Making Swing Loans], 2.6 [Swing Loan Note], 2.8 [Borrowings to Repay Swing Loans] and 4.8 [Settlement Date Procedures] may be amended or modified without the consent of PNC Bank.

10.2                           No Implied Waivers; Cumulative Remedies; Writing Required.

No course of dealing and no delay or failure of the Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege.  The rights and remedies of the Agent and the Lenders under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have.  Any waiver, permit, consent or approval of any kind or character on the part of any Lender of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

10.3                           Reimbursement and Indemnification of Lenders by the Borrower; Taxes.

The Borrower agrees unconditionally upon demand to pay or reimburse to each Lender (other than the Agent, as to which the Borrower’s Obligations are set forth in Section 9.5 [Reimbursement and Indemnification of Agent by the Borrower]) and its Affiliates, and their respective directors, officers, employees, agents and advisors and to save such Persons harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each such Person except with respect to (a) and (b) below), incurred by such Person (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Person, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Person hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Person’s gross negligence or willful misconduct or from the gross negligence or willful misconduct of any of such Person’s Affiliates, directors, officers, employees, agents or advisors, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

10.4                           Holidays.

Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 3.2 [Interest Periods] with respect to Interest Periods under the LIBO-Rate Option) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day.  Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

10.5                           Funding by Branch, Subsidiary or Affiliate.

10.5.1.               Notional Funding.

Each Lender shall have the right from time to time, without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 10.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Lender) of such Lender to have made, maintained or funded any Loan to which the LIBO-Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation (including pursuant to Section 4.6 [Additional Compensation in Certain Circumstances]) than it would have been in the absence of such change.  Notional funding offices may be selected by each Lender without regard to such Lender’s actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Lender.

10.5.2.               Actual Funding.

Each Lender shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Lender to make or maintain such Loan subject to the last sentence of this Section 10.5.2.  If any Lender causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Lender, but in no event shall any Lender’s use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Lender or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Lender (including any expenses incurred or payable pursuant to Section 4.6 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

10.6                           Notices.

Any notice, request, demand, direction or other communication (for purposes of this Section 10.6 only, a “Notice”) to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (which includes means of electronic transmission (i.e., “e-mail”) or facsimile transmission or by setting forth such Notice on a site on the World Wide Web (a “Website Posting”) if Notice of such Website Posting (including the information necessary to access such site) has previously been delivered to the applicable parties hereto by another means set forth in this Section 10.6 in accordance with this Section 10.6.  Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Schedule 1.1(B) hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 10.6.  Any Notice shall be effective:

(i)            In the case of hand-delivery, when delivered;

(ii)           If given by mail, four (4) days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(iii)          In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by hand delivery, a facsimile or electronic transmission, a Website Posting or overnight courier delivery of a confirmatory notice (received at or before noon on such next Business Day);

(iv)          In the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number if the party sending such Notice receives confirmation of the delivery thereof from its own facsimile machine;

(v)           In the case of electronic transmission, when actually received;

(vi)          In the case of a Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such web site) by another means set forth in this Section 10.6; and

(vii)         If given by any other means (including by overnight courier), when actually received.

Any Lender giving a Notice to a Loan Party shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Lenders of its receipt of such Notice.

10.7                           Severability.

The provisions of this Agreement are intended to be severable.  If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

10.8                           Governing Law.

Each Letter of Credit and Section 2.10 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the State of New Jersey without regard to its conflict of laws principles, and the balance of this Agreement shall be deemed to be a contract under the Laws of the State of New Jersey and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey without regard to its conflict of laws principles.

10.9                           Prior Understanding.

This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

10.10                     Duration; Survival.

All representations and warranties of the Borrower and Hovnanian contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Lenders, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans.  All covenants and agreements of the Borrower and Hovnanian contained in Sections 7.1 [Affirmative Covenants], 7.2 [Negative Covenants] and 7.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit.  All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in Section 4 [Payments] and Sections 9.5 [Reimbursement and Indemnification of Agent by the Borrower], 9.7 [Reimbursement and Indemnification of Agent by Lenders] and 10.3 [Reimbursement and Indemnification of Lenders by Borrower; Taxes], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

10.11                     Successors and Assigns.

10.11.1    This Agreement shall be binding upon and shall inure to the benefit of the Lenders, the Agent, the Loan Parties a party hereto and their respective successors and assigns, except that none of the Loan Parties a party hereto may assign or transfer any of its rights and obligations hereunder or any interest herein.  Each Lender may, at its own cost, make assignments of or sell participations in all or any part of its Commitments and the Loans made by it to one or more banks or other entities, subject to the consent of the Borrower and the Agent with respect to any assignee, such consent not to be unreasonably withheld provided that (1) no consent of the Borrower shall be required (A) if an Event of Default exists and is continuing, (B) in the case of an assignment by a Lender to an Affiliate of such Lender, or (C) in respect of the sale of a participation, (2) any assignment by a Lender to a Person other than an Affiliate of such Lender may not be made in amounts less than the lesser of $10,000,000 or the amount of the assigning Lender’s Commitment and (3) no consent of the Agent shall be required in the case of an assignment by a Lender to an Affiliate of such Lender.  In the case of an assignment, upon receipt by the Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Lender hereunder, the Commitments shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, the Borrower shall execute and deliver a new Note to the assignee, if such assignee requests such a Note in an amount equal to the amount of the Revolving Credit Commitment assumed by it and a new Revolving Credit Note to the assigning Lender, if the assigning Lender requests such a Note, in an amount equal to the Revolving Credit Commitment or retained by it hereunder.  Any Lender which assigns any or all of its Commitment or Loans to a Person other than an Affiliate of such Lender shall pay to the Agent a service fee in the amount of $3,500 for each assignment.  In the case of a participation, the participant shall only have the rights specified in Section 8.2.3 [Set-off] (the participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 10.1.1 [Increase of Commitment, Extension of Expiration Date], or 10.1.2 [Extension of Payment; Reduction of Principal, Interest or Fees; Modification of Terms of Payment]), all of such Lender’s obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Lender had not sold such participation.

10.11.2    Each Lender or assignee or participant of a Lender that is not incorporated under the laws of the United States of America or a state thereof (and, upon the written request of the Agent, each other Lender or assignee or participant of a Lender) shall deliver to the Borrower and the Agent a Withholding Certificate as described in Section 10.17 [Tax Withholding Clause] relating to federal income tax withholding.  Each Lender may furnish any publicly available information concerning Hovnanian or any Loan Party and any other information concerning Hovnanian or any Loan Party in the possession of such Lender from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 10.12 [Confidentiality].

10.11.3    Notwithstanding any other provision in this Agreement, any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note (if any) and the other Loan Documents to any Federal Reserve Lender in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrower or the Agent.  No such pledge or grant of a security interest shall release the transferor Lender of its obligations hereunder or under any other Loan Document.

10.12                     Confidentiality.

10.12.1.      General.

The Agent and the Lenders each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby.  The Agent and the Lenders shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality, (ii) to Moody’s, Standard & Poor’s and similar rating agencies, (iii) to assignees and participants as contemplated by Section 10.11 [Successors and Assigns], and prospective assignees and participants subject to an agreement of such Persons to maintain the confidentiality, (iv) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (v) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (vi) if the Borrower shall have consented to such disclosure.

10.12.2.         Sharing Information With Affiliates of the Lenders.

Each Loan Party a party hereto acknowledges that from time to time financial advisory, investment banking and other services (including the provision of swaps, derivatives, securitizations or other financial products) may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each of the Loan Parties a party hereto hereby authorizes each Lender to share any information delivered to such Lender by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such Subsidiary or Affiliate of such Lender, it being understood that any such Subsidiary or Affiliate of any Lender receiving such information shall be bound by the provisions of Section 10.12 [Confidentiality] as if it were a Lender hereunder.  Such Authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

10.13                     Counterparts.

This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

10.14                     Agent’s or Lender’s Consent.

Whenever the Agent’s or any Lender’s consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, unless specifically otherwise provided herein, the Agent and each Lender shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

10.15                     Exceptions.

The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

10.16                 CONSENT TO FORUM; WAIVER OF JURY TRIAL.

EACH LOAN PARTY A PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE SUPERIOR COURT OF NEW JERSEY, LAW DIVISION, MIDDLESEX COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW JERSEY AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 10.6 [NOTICES] AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF.  EACH LOAN PARTY A PARTY HERETO WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.  EACH LOAN PARTY A PARTY HERETO, THE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

10.17                     Certifications From Lenders and Participants.

10.17.1            Tax Withholding Clause.

Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof (and, upon the written request of the Agent, each other Lender or assignee or participant of a Lender) agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed appropriate valid Withholding Certificates (as defined under §1.1441-1(c)(16) of the Income Tax Regulations (“Regulations”)) certifying its status (i.e., U.S. or foreign person) and, if appropriate, making a claim of reduced, or exemption from, U.S. withholding tax on the basis of an income tax treaty or an exemption provided by the Internal Revenue Code. Such delivery may be made by electronic transmission as described in §1.1441-1(e)(4)(iv) of the Regulations if the Agent establishes an electronic delivery system. The term “Withholding Certificate” means a Form W-9; a Form W-8BEN; a Form W-8ECI; a Form W-8IMY and the related statements and certifications as required under §1.1441-1(e)(3) of the Regulations; a statement described in §1.871-14(c)(2)(v) of the Regulations; or any other certificates under the Code or Regulations that certify or establish the status of a payee or beneficial owner as a U.S. or foreign person. Each Lender, assignee or participant required to deliver to the Borrower and the Agent a valid Withholding Certificate pursuant to the preceding sentence shall deliver such valid Withholding Certificate as follows: (A) each Lender which is a party hereto on the Closing Date shall deliver such valid Withholding Certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Lender; (B) each assignee or participant shall deliver such valid Withholding Certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such Withholding Certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Lender, assignee or participant which so delivers a valid Withholding Certificate further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such Withholding Certificate (or a successor form) on or before the date that such Withholding Certificate expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent Withholding Certificate so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent. Notwithstanding the submission of a Withholding Certificate claiming a reduced rate of, or exemption from, United States withholding tax, the Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under §1.1441-7(b) of the Regulations. Further, the Agent is indemnified under §1.1461-1(e) of the Regulations against any claims and demands of any Lender or assignee or participant of a Lender for the amount of any tax it deducts and withholds in accordance with regulations under §1441 of the Internal Revenue Code.

10.17.2    USA Patriot Act.

Each Lender or assignee or participant of a Lender that is not incorporated under the Laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign Lender that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Agent the certification, or, if applicable, recertification, certifying that such Lender is not a “shell” and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (1) within 10 days after the Closing Date, and (2) as such other times as are required under the USA Patriot Act.

10.18                     Joinder of Guarantors.

Any Subsidiary of Hovnanian which is required to join the Guaranty Agreement as a Guarantor pursuant to Section 7.2.7 [Subsidiaries, Partnerships and Joint Ventures] or which is to become, a Restricted Subsidiary shall execute and deliver to the Agent or the Agent’s counsel (i) a Guarantor Joinder pursuant to which it shall join as a Guarantor the Guaranty Agreement; and (ii) at the request of the Agent or its counsel, documents in the forms described in Section 6.1 [First Loans and Letters of Credit] modified as appropriate to relate to such new Guarantor.  Hovnanian and Borrower shall deliver such Guarantor Joinder and any related documents that the Agent or its counsel may reasonably request to the Agent or its counsel after the formation thereof and its designation as a Restricted Subsidiary; such Subsidiary shall not be a Restricted Subsidiary until the delivery and effectiveness of the items required herein.

10.19       Concerning Agent Terms.

Notwithstanding anything contained herein which may be construed to the contrary, none of the Syndication Agents, the Documentation Agents, Co-Managing Agents and the Joint Lead Arrangers and Joint Book Runners shall exercise any of the rights or have any of the responsibilities of the Agent hereunder, or any other rights or responsibilities other than their respective rights and responsibilities (if any) as Lenders hereunder.

10.20                     Ratification of Notes and Loan Documents and Existing Obligations.

All of the terms, conditions, provisions and covenants in the Prior Credit Agreement, the Notes and other Loan Documents delivered in connection therewith, and all other documents delivered to the Agent and the Lenders in connection with any of the foregoing documents and obligations evidenced or secured thereby shall remain unaltered and in full force and effect and are hereby ratified and confirmed in all respects, except as specifically modified herein.  This Agreement amends and restates, and supersedes, the Prior Credit Agreement and is in no way intended to constitute a novation of the “Obligations” under the Prior Credit Agreement.  On the date this Agreement becomes effective, and subject to the satisfaction (or waiver by Agent in its sole discretion) of all applicable conditions to advances hereunder, all sums owing under the Prior Credit Agreement and the Loan Documents thereunder shall be deemed to be outstanding and owing under, evidenced by, and governed by the terms of this Agreement, the new Notes, and the other existing Loan Documents.

10.21                     No Reliance on Agent’s Customer Identification Program.

Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or such other Laws.

[SIGNATURES CONTINUED ON NEXT PAGE]

[SIGNATURE PAGE 1 OF 27 TO THE CREDIT AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written.

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby

Name:	J. Larry Sorsby

Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE 2 OF 27 TO THE CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION
as Agent and as a Lender

By:	/s/ Douglas G. Paul

Name:	Douglas G. Paul

Title:	Senior Vice President

[SIGNATURE PAGE 3 OF 27 TO THE CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/	John D. Powers

Name:		John D. Powers

Title:		Senior Vice President

[SIGNATURE PAGE 4 OF 27 TO THE CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/	Mark W. Lariviere

Name:		Mark W. Lariviere

Title:		Senior Vice President

[SIGNATURE PAGE 5 OF 27 TO THE CREDIT AGREEMENT]

J.P. MORGAN CHASE BANK, N.A.

By:	/s/	Michael P. O’Keefe

Name:		Michael P. O’Keefe

Title:		Associate

[SIGNATURE PAGE 6 OF 27 TO THE CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND plc

By:	/s/	David Apps

Name:		David Apps

Title:		Senior Vice President

[SIGNATURE PAGE 7 OF 27 TO THE CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION

By:	/s/	Jeff V. Aycock

Name:		Jeff V. Aycock

Title:		Vice President

[SIGNATURE PAGE 8 OF 27 TO THE CREDIT AGREEMENT]

GUARANTY BANK

By:	/s/	Randy Reid

Name:		Randy Reid

Title:		Senior Vice President

[SIGNATURE PAGE 9 OF 27 TO THE CREDIT AGREEMENT]

SUNTRUST BANK

By:	/s/	W. John Wendler

Name:		W. John Wendler

Title:		Senior Vice President

[SIGNATURE PAGE 10 OF 27 TO THE CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/	Michael Raarup

Name:		Michael Raarup

Title:		Senior Vice President

[SIGNATURE PAGE 11 OF 27 TO THE CREDIT AGREEMENT]

BNP PARIBAS

By:	/s/	Duane Helkowski

Name:		Duane Helkowski

Title:		Managing Director

and

By:	/s/	Simone Vinocour

Name:		Simone Vinocour

Title:		Vice President

[SIGNATURE PAGE 12 OF 27 TO THE CREDIT AGREEMENT]

CALYON NEW YORK BRANCH

By:	/s/	Attila Coach

Name:		Attila Coach

Title:		Managing Director

and

By:	/s/	James Gibson

Name:		James Gibson

Title:		Managing Director

[SIGNATURE PAGE 13 OF 27 TO THE CREDIT AGREEMENT]

COMERICA BANK

By:	/s/	Charles Weddell

Name:		Charles Weddell

Title:		Vice President

[SIGNATURE PAGE 14 OF 27 TO THE CREDIT AGREEMENT]

WASHINGTON MUTUAL BANK, FA

By:	/s/	Paul S. Ulrich

Name:		Paul S. Ulrich

Title:		Senior Vice President

[SIGNATURE PAGE 15 OF 27 TO THE CREDIT AGREEMENT]

EMIGRANT SAVINGS BANK

By:	/s/	Patricia Goldstein

Name:		Patricia Goldstein

Title:		Senior Executive V.P. and Chief Credit Officer

[SIGNATURE PAGE 16 OF 27 TO THE CREDIT AGREEMENT]

NATIONAL CITY BANK

By:	/s/	Brian Gallagher

Name:		Brian Gallagher

Title:		Vice President

[SIGNATURE PAGE 17 OF 27 TO THE CREDIT AGREEMENT]

CITICORP NORTH AMERICA, INC.

By:	/s/	Jeanne M. Craig

Name:		Jeanne M. Craig

Title:		Vice President

[SIGNATURE PAGE 18 OF 27 TO THE CREDIT AGREEMENT]

SOVEREIGN BANK

By:	/s/	T. Gregory Donahue

Name:		T. Gregory Donahue

Title:		Senior Vice President

[SIGNATURE PAGE 19 OF 27 TO THE CREDIT AGREEMENT]

AMSOUTH BANK

By:	/s/	Ronny Hudspeth

Name:		Ronny Hudspeth

Title:		Senior Vice President

[SIGNATURE PAGE 20 OF 27 TO THE CREDIT AGREEMENT]

UNION BANK OF CALIFORNIA, N.A.

By:	/s/	Gary L. Roberts

Name:		Gary L. Roberts

Title:		Vice President

[SIGNATURE PAGE 21 OF 27 TO THE CREDIT AGREEMENT]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/	Bill O’Daly

Name:		Bill O’Daly

Title:		Director

By:	/s/	Cassandra Droogan

Name:		Cassandra Droogan

Title:		Associate

[SIGNATURE PAGE 22 OF 27 TO THE CREDIT AGREEMENT]

UBS LOAN FINANCE LLC

By:	/s/	Wilfred V. Saun

Name:		Wilfred V. Saun

Title:		Director

By:	/s/	Joselin Fernandes

Name:		Joselin Fernandes

Title:		Associate Director

[SIGNATURE PAGE 23 OF 27 TO THE CREDIT AGREEMENT]

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/	Leticia Ruiz

Name:		Leticia Ruiz

Title:		Vice President

[SIGNATURE PAGE 24 OF 27 TO THE CREDIT AGREEMENT]

CITY NATIONAL BANK

By:	/s/	Mary Bowman

Name:		Mary Bowman

Title:		Senior Vice President

[SIGNATURE PAGE 25 OF 27 TO THE CREDIT AGREEMENT]

CALIFORNIA BANK & TRUST

By:	/s/	Stephanie L. Lantz

Name:		Stephanie L. Lantz

Title:		Vice President

[SIGNATURE PAGE 26 OF 27 TO THE CREDIT AGREEMENT]

COMPASS BANK

By:	/s/	Johanna Duke Paley

Name:		Johanna Duke Paley

Title:		Senior Vice President

[SIGNATURE PAGE 27 OF 27 TO THE CREDIT AGREEMENT]

ACCEPTED AND AGREED:

HOVNANIAN ENTERPRISES, INC.
as a Guarantor

By:	/s/ J. Larry Sorsby

Name:	J. Larry Sorsby

Title:	Executive Vice President and
Chief Financial Officer

SCHEDULE 1.1(A)(1)

PRICING GRID—

VARIABLE PRICING AND FEES

(expressed in basis points)

The following Grid shall apply based on the rating of Hovnanian’s senior unsecured long-term debt (i.e. based on whether the Investment Grade Period is in effect) and the Leverage Ratio.

Level	Investment Grade Period	Leverage Ratio	Commitment Fee (1)	Base Rate Spread	LIBO-Rate Spread
	In effect	Any Level	20	0	100

I		Less than or equal to 1.0 to 1.0	20	0	105

II		Greater than 1.0 to 1.0 but less than or equal to 1.25 to 1.0	25	0	125

III		Greater than 1.0 to 1.25 but less than or equal to 1.75 to 1.0	25	0	145

IV		Greater than 1.75 to 1.0 but less or equal to 2.00	25	0	170

V		Greater than 2.0 to 1.0	30	0	195

(1)                             The Commitment Fee set forth in the grid at each level shall be increased by 10 basis points for any calendar quarter if both (i) the Average Daily Usage Percentage in such quarter is less than 25%, and (ii) the Average Daily Usage Percentage in the immediately preceding calendar quarter was less than 25%.

For purposes of determining the Applicable Margin and the Applicable Commitment Fee Rate:

(a)           The Applicable Margin and the Applicable Commitment Fee Rate shall be determined on the Closing Date based on the Leverage Ratio computed as of January 31, 2005 pursuant to a Compliance Certificate to be delivered on the Closing Date.

(b)           The Applicable Margin and the Applicable Commitment Fee Rate shall be recomputed as of January 31, 2005 and the end of each subsequent fiscal quarter based on the Leverage Ratio as of such quarter end.  Any increase or decrease in the Applicable Margin or the Applicable Commitment Fee Rate computed as of a quarter end shall be effective on the date on

(A) - 1

which the Compliance Certificate evidencing such computation is due to be delivered under Section 7.3.3, except that if the Applicable Margin and the Applicable Commitment Fee Rate change as a result of a change in the rating of Hovnanian’s senior unsecured long-term debt, such change shall occur on the effective date of such change in the rating, provided that any reduction in the Applicable Margin and the Applicable Commitment Fee Rate resulting from a change in such rating shall not occur until the Borrower has notified the Agent of such change.

(A) - 2

SCHEDULE 1.1(A)(2)

AUTHORIZED OFFICERS AS OF THE CLOSING DATE

J. Larry Sorsby, Executive Vice President and Chief Financial Officer

Peter Reinhart, Senior Vice President and General Counsel

Paul Buchanan, Senior Vice President and Corporate Controller

Kevin C. Hake, Senior Vice President and Treasurer

Brad O’Connor, Vice President and Associate Corporate Controller

Nancy Marrazzo, Assistant Vice President and Assistant Treasurer

(A) - 3

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

(Amended and Restated June 14, 2005)

Part 1 – Addresses Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name (also Agent):
PNC Bank, National Association		$85,000,000	7.0833333%
Address for Notices: Two Tower Center, 18th Floor E. Brunswick, NJ 08816
Attention:	Douglas G. Paul
Telephone:	(732) 220-3566
Telecopy:	(732) 220-3744

Address of Lending Office: PNC Firstside Center 500 First Avenue, 4th Floor Pittsburgh, PA 15219
Attention:	Rini Davis
Telephone:	(412) 762-7638
Telecopy:	(412) 762-8672

Lender Name:
Bank of America, N.A.		$85,000,000	7.0833333%
Address for Notices: 231 S. LaSalle Street Mail Code IL 1-231-10-35 Chicago, IL 60697
Attention:	Mark Lariviere
Telephone:	(312) 828-2513
Telecopy:	(312) 974-4970

Address of Lending Office: 901 Main Street 14th Floor Dallas, TX 75202
Attention:	Eldred Sholars
Telephone:	(214) 209-3044
Telecopy:	(214) 290-9429

(B) - 1

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
Wachovia Bank, National Association		$85,000,000	7.0833333%
Address for Notices: Commercial Real Estate Group 2840 Morris Avenue; 3rd Floor Union, NJ 07083
Attention:	John Powers
Telephone:	(908) 624-2857
Telecopy:	(908) 624-2870

Address of Lending Office: Commercial Real Estate Group 2840 Morris Avenue; 3rd Floor Union, NJ 07083
Attention:	John Powers
Telephone:	(908) 624-2857
Telecopy:	(908) 624-2870

Lender Name:
JPMorgan Chase Bank, N.A.		$82,000,000	6.8333333%
Address for Notices: 131 South Dearborn, Floor 5 Chicago, IL 60603
Attention:	Kenneth Nelson
Telephone:	(312) 325-3129
Telecopy:	(312) 325-3122

Address of Lending Office: 131 South Dearborn, Floor 5 Chicago, IL 60603
Attention:	Josh Barcelona
Telephone:	(312) 385-7015
Telecopy:	(312) 385-7101

(B) - 2

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
The Royal Bank of Scotland plc		$82,000,000	6.8333333%
Address for Notices: 101 Park Avenue, 12th Floor New York, New York 10178
Attention:	David Apps
Telephone:	(212) 401-3745
Telecopy:	(212) 401-3456

Address of Lending Office: 101 Park Avenue, 12th Floor New York, New York 10178
Attention:	Caroline Cancel
Telephone:	(212) 401-1407
Telecopy:	(212) 401-1494

Lender Name:
KeyBank National Association		$73,000,000	6.0833333%
Address for Notices 1200 Abernathy Road, Suite 1550 Atlanta, GA 30328
Attention:	Jeff V. Aycock
Telephone:	(770) 510-2105
Telecopy:	(770) 510-2195

Address of Lending Office: KeyBank Real Estate Capital 1200 Abernathy Road, Suite 1550 Atlanta, GA 30328
Attention:	Jacky Krieger
Telephone:	(770) 510-2109
Telecopy:	(770) 510-2197

(B) - 3

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
Guaranty Bank		$57,000,000	4.7500000%
Address for Notices: 8333 Douglas Avenue Dallas, Texas 75225
Attention:	Randall S. Reid
Telephone:	(214) 360-2735
Telecopy:	(214) 360-4892

Address of Lending Office: 8333 Douglas Avenue Dallas, Texas 75225
Attention:	Jill Fallows
Telephone:	(214) 360-1681
Telecopy:	(214) 360-1661

Lender Name:
SunTrust Bank		$50,000,000	4.1666666%
Address for Notices: 8245 Boone Boulevard Suite 820 Vienna, VA 22182
Attention:	John Wendler
Telephone:	(703) 442-1563
Telecopy:	(703) 442-1570

Address of Lending Office: 10710 Midlothian Turnpike, Richmond, VA 23235
Attn:	DeCar Jeter
Telephone:	804-594-1072
Telecopy:	804-594-1139

(B) - 4

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
U.S. Bank National Association		$50,000,000	4.1666666%
Address for Notices: US Bancorp Commercial Real Estate 800 Nicollet Mall, 3rd Floor Minneapolis, MN 55402-7020
Attention:	Leslie Lynch
Telephone:	(612) 303-3595
Telecopy:	(612) 303-2270

Address of Lending Office: U.S. Bank National Association 800 Nicollet Mall Minneapolis, MN 55402
Attention:	Michael Raarup
Telephone:	(612) 303-3586
Telecopy:	(612) 303-2270

Lender Name:
BNP PARIBAS		$47,000,000	3.9166666%
Address for Notices: 787 Seventh Avenue New York, NY 10019
Attention:	Duane Helkowski
Telephone:	(212) 841-2940
Telecopy:	(212) 841-3830

Address of Lending Office: 787 Seventh Avenue New York, NY 10019
Attention:	Duane Helkowski
Telephone:	(212) 841-2940
Telecopy:	(212) 841-3830

(B) - 5

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
CALYON New York Branch		$47,000,000	3.9166666%
Address for Notices: 2200 Ross Avenue, Suite 4400 West Dallas, TX 75201
Attention:	Robert Smith
Telephone:	(214) 220-2311
Telecopy:	(214) 220-2323

Address of Lending Office: 1301 Avenue of the Americas New York NY 10019
Attention:	George Lewis
Telephone:	(212) 261-7641
Telecopy:	(212) 261-7696

Lender Name:
Comerica Bank		$47,000,000	3.9166666%
Address for Notices: 500 Woodward Avenue MC 3256 Detroit, MI 48226
Attention:	Charles Weddell
Telephone:	(313) 222-3323
Telecopy:	(313) 222-9295

Address of Lending Office: 500 Woodward Avenue MC 3256 Detroit, MI 48226
Attention:	Keshia Boone
Telephone:	(313) 222-9284
Telecopy:	(313) 222-9295

(B) - 6

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
Washington Mutual Bank, FA		$45,000,000	3.7500000%
Address for Notices: 620 W. Germantown Pike Plymouth Meeting, PA 19462
Attention:	Paul Ulrich
Telephone:	(610) 238-6929
Telecopy:	(610) 828-7293

Lender Name:
Emigrant Savings Bank		$42,000,000	3.5000000%
Address for Notices: 335 Madison Avenue, Floor 15 New York, NY 10017
Attention:	Tom Devine
Telephone:	(212) 850-4827
Telecopy:	(212) 850-4608

Address of Lending Office: 5 East Forty-Second Street 6th Floor New York, NY 10017
Attention:	Rosemary Granza
Telephone:	(212) 850-4608
Telecopy:	(212) 850-4811

(B) - 7

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
Citicorp North America, Inc.		$42,000,000	3.5000000%
Address for Notices: 390 Greenwich Street New York, NY 10013
Attention:	Thomas Flanagan
Telephone:	(212) 723-6927
Telecopy:	(646) 862-8866

Address of Lending Office: Two Penn’s Way First Floor New Castle, DE 19720
Attention:	Lenora Durant
Telephone:	(302) 894-6062
Telecopy:	(212) 994-0849

Lender Name:
National City Bank		$38,000,000	3.1666666%
Address for Notices: One South Broad Street 13th Floor Philadelphia, PA 19107
Attention:	Brian Gallagher
Telephone:	(267) 256-4088
Telecopy:	(267) 256-4001

Address of Lending Office: One South Broad Street, 13th Floor Philadelphia, PA 19107
Attention:	Marie Pascale
Telephone:	(267) 256-4042
Telecopy:	(267) 256-4001

(B) - 8

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
Sovereign Bank		$33,000,000	2.7500000%
Address for Notices: 75 State Street Mail Code MA1 SST 04-11 Boston, MA 02109
Attention:	Erin Aslakson
Telephone:	(617) 757-5564
Telecopy:	(617) 757-5652

Lender Name:
AmSouth Bank		$30,000,000	2.5000000%
Address for Notices: 1900 5th Avenue North Birmingham, AL 35203
Attention:	Ronny Hudspeth
Telephone:	(205) 307-4227
Telecopy:	(205) 801-0138

Address of Lending Office: 1900 5th Avenue North Birmingham, AL 35203
Attention:	Ronny Hudspeth
Telephone:	(205) 307-4227
Telecopy:	(205) 801-0138

(B) - 9

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
Union Bank of California, N.A.		$30,000,000	2.5000000%
Address for Notices: 350 California Street, 7th Floor San Francisco, CA 94104
Attention:	Gary Roberts
Telephone:	(415) 705-5035
Telecopy:	(415) 433-7438

Address of Lending Office: 350 California Street, 7th Floor San Francisco, CA 94104
Attention:	Gary Roberts
Telephone:	(415) 705-5035
Telecopy:	(415) 433-7438

Lender Name:
Credit Suisse, Cayman Islands Branch		$30,000,000	2.5000000%
Address for Notices: Eleven Madison Avenue New York, NY 10010
Attention:	Williams O’Daly
Telephone:	(212) 325-1986
Telecopy:	(212) 743-2254

Address of Lending Office: One Madison Avenue New York, NY 10010
Attention:	Ed Markowski
Telephone:	(212) 538-3380
Telecopy:	(212) 325-9049

(B) - 10

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
UBS Loan Finance LLC		$30,000,000	2.5000000%
Address for Notices: UBS AG, Stamford Branch 677 Washington Blvd., 6-South Stamford, CT 06901
Attention:	Wilfred Saint
Telephone:	(203) 719-4330
Telecopy:	(203) 719-3888

Address of Lending Office: UBS AG, Stamford Branch 677 Washington Blvd., 6-South Stamford, CT 06901
Attention:	Anthony Finocchi
Telephone:	(203) 719-3377
Telecopy:	(203) 719-3888

Lender Name:
LaSalle Bank National Association		$25,000,000	2.0833333%
Address for Notices: 610 Newport Center Drive Suite 660 Newport Beach, CA 92660
Attention:	Leticia Ruiz
Telephone:	(949) 219-8968
Telecopy:	(949) 219-8977

Address of Lending Office: 135 South LaSalle Chicago, IL 60603
Attention:	Gloria Favela
Telephone:	(312) 904-5417
Telecopy:	(312) 904-6691

(B) - 11

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
City National Bank		$25,000,000	2.0833333%
Address for Notices: 2001 No. Main Street, Suite 200 Walnut Creek, CA 94596
Attention:	Mary Bowman
Telephone:	(925) 274-2793
Telecopy:	(925) 274-2758

Address of Lending Office: 9701 Wilshire Boulevard Suite 600 Beverly Hills, CA 90212
Attention:	Laurel Burns
Telephone:	(310) 888-6484
Telecopy:	(310) 888-6493

Lender Name:
California Bank & Trust		$20,000,000	1.6666666%
Address for Notices: 2929 N. Central Avenue Suite 1200 Phoenix, AZ 85012
Attention:	Stephanie L. Lanty
Telephone:	(602) 241-2227
Telecopy:	(602) 230-1345

Address of Lending Office: 2929 N. Central Avenue Suite 1200 Phoenix, AZ 85012
Attention:	Stephanie L. Lanty
Telephone:	(602) 241-2227
Telecopy:	(602) 230-1345

(B) - 12

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share

Lender Name:
Compass Bank		$20,000,000	1.6666666%
Address for Notices: 15 South 20th Street Birmingham, AL 35233
Attention:	Johanna Duke Paley
Telephone:	(205) 297-3851
Telecopy:	(205) 297-7994

Address of Lending Office: 15 South 20th Street Birmingham, AL 35233
Attention:	Johanna Duke Paley
Telephone:	(205) 297-3851
Telecopy:	(205) 297-7994

Total		$1,200,000,000	100%

(B) - 13

AGENT
Name:	Douglas G. Paul, Senior Vice President
Address:	PNC Bank, National Association
Two Tower Center, 18th Floor
East Brunswick, New Jersey 08816
Telephone:	(732) 220-3566
Telecopy:	(732) 220-3744

BORROWER:
Name:	K. HOVNANIAN ENTERPRISES, INC.
Address:	10 Route 35, P.O. Box 500
Red Bank, NJ 07701
Attention:	Kevin C. Hake
Telephone:	(732) 747-7800
Telecopy:	(732) 747-6835

GUARANTORS:
Name:	[name of Guarantor]
Address:	c/o K. Hovnanian Enterprises, Inc.
10 Route 35, P.O. Box 500
Red Bank, NJ 07701
Attention:	Kevin C. Hake
Telephone:	(732) 747-7800
Telecopy:	(732) 747-6835

(B) - 14

SCHEDULE 1.1(C)

LISTING OF RESTRICTED SUBSIDIARIES, JOINT VENTURES,

MORTGAGE SUBSIDIARIES AND NON-RESTRICTED PERSONS

See Schedule 5.1.2.

SCHEDULE 1.1(E)

INCOME PRODUCING PROPERTIES

1.     96 unit rental property located at Ocean, New Jersey, know as Whalepond Village.

2.     75 unit rental property located at Mahwah, New Jersey, know as Norfolk Village.

SCHEDULE 1.1(P)

PERMITTED LIENS

None.

Schedule 2.9.1

6/20/2005	K. HOVNANIAN ENTERPRISES
LETTERS OF CREDIT
AS OF 06/14/04

Perf.or Financial	LC No.	BENEFICIARY	CURRENT AMOUNT	DATE ISSUED	EXPIRY DATE
Fin.	201811	Reliance Insurance Co.	$121,771.00	2/7/1995	12/31/2005
Perf.	201812	Township of Upper Makefield	$100,000.00	3/1/1995	3/1/2006
Fin.	201813	Township of Upper Makefield	$169,391.63	3/2/1995	3/2/2006
Fin.	201814	Upper Makefield Township	$29,341.00	4/17/1997	4/17/2006
Perf.	201819	Upper Makefield Township	$149,560.00	4/17/1997	4/17/2006
Perf.	201820	Township of Mahwah	$30,000.00	12/17/1996	12/17/2005
Perf.	201821	Township of East Brunswick	$9,201.72	6/19/1996	6/17/2006
Perf.	201822	Township of East Brunswick	$19,304.24	6/19/1996	6/17/2006
Perf.	201823	Township of East Brunswick	$8,164.80	10/29/1996	10/28/2005
Perf.	201824	Township of East Brunswick	$10,292.50	10/29/1996	10/28/2005
Perf.	201828	Township of East Brunswick	$7,678.08	6/19/1996	6/17/2006
Perf.	201829	Township of East Brunswick	$30,029.51	6/19/1996	6/17/2006
Perf.	201830	Township of East Brunswick	$84,329.06	6/19/1996	6/17/2006
Perf.	201831	Township of East Brunswick	$6,300.00	6/19/1996	6/17/2006
Perf.	201832	Township of East Brunswick	$6,283.49	10/29/1996	10/28/2005
Perf.	201833	Township of East Brunswick	$24,448.34	10/29/1996	10/28/2005
Perf.	204048	Orloff, Lowenbach, Stifelman, etc.	$375,000.00	10/28/1997	10/28/2005
Perf.	207799	Upper Makefield Township	$90,728.04	4/22/1998	4/22/2006
Perf.	208660	Harvard Industries, Inc.	$75,000.00	6/16/1998	6/16/2006
Perf.	217502	Township of Lawrence	$121,756.08	4/23/1999	4/26/2006
Perf.	217533	Township of Lawrence	$19,342.69	4/23/1999	4/26/2006
Perf.	217536	Township of Lawrence	$2,820.51	4/23/1999	4/26/2006
Perf.	225922	Township of Lawrence	$20,841.11	1/21/2000	1/21/2006
Perf.	225923	Township of Lawrence	$162,164.76	1/21/2000	1/21/2006
Perf.	229543	Summit Ventures LLC	$100,000.00	5/25/2000	5/25/2006
Fin.	236140	National Union Fire Ins. (etc)	$500,000.00	1/10/2001	10/31/2005
Perf.	238446	Lower Moreland Township	$319,184.66	5/11/2001	5/15/2006
Perf.	241202	Delaware Valley Tennis Club	$250,000.00	7/24/2001	7/24/2006
Fin.	243450	Steadfast Insurance Co.	$500,000.00	11/30/2001	10/31/2005

Fin.	243452	Zurich American Insurance Co.	$700,000.00	11/30/2001	10/31/2005
Perf.	244047	Hackettstown Municipal Utilities	$87,039.00	12/12/2001	12/12/2005
Perf.	244279	Martin M. & Rachel Weaver	$50,000.00	12/18/2001	1/15/2006
Perf.	247101	Essex County Improvement Auth.	$1,851,212.00	4/23/2002	4/23/2006
Perf.	250326	Lower Moreland Township	$615,279.14	9/18/2002	9/18/2005
Perf.	250328	Hackettstown Municipal Utilities	$231,340.50	7/16/2002	7/16/2006
Perf.	250329	Hackettstown Municipal Utilities	$108,246.75	7/16/2002	7/16/2006
Perf.	251552	Jaindl Land Co.	$580,000.00	8/26/2002	7/29/2005
Perf.	251774	DHF Inc	$100,000.00	9/16/2002	1/15/2006
Perf.	251992	Commonwealth of Pennsylvania	$427,581.70	9/12/2002	9/12/2005
Perf.	252499	Lower Moreland Township	$28,844.75	9/30/2002	9/18/2005
Perf.	252579	Northampton, Bucks County	$1,197,443.46	10/3/2002	11/12/2005
Fin.	252773	Travelers Indemnity Company	$1,162,000.00	10/11/2002	10/11/2005
Perf.	253440	Township of Cedar Grove	$419,865.41	11/18/2002	11/18/2005
Perf.	253721	Township of Northampton	$2,242,459.29	11/19/2002	11/20/2005
Perf.	254272	City of Clifton	$87,288.42	12/12/2002	12/12/2005
Perf.	255203	South Knolls LLC	$2,200,000.00	2/11/2003	2/11/2006
Perf.	255313	Karr Associates	$300,000.00	2/4/2003	2/4/2006
Perf.	255567	Berkeley Twp.	$144,787.32	2/24/2003	2/20/2006
Perf.	255770	Berkeley Twp.	$32,454.00	2/25/2003	2/25/2006
Perf.	255771	Berkeley Twp.	$134,108.47	2/25/2003	2/25/2006
Perf.	255772	Berkeley Twp.	$136,323.00	2/25/2003	2/25/2006
Perf.	255962	K. G. Harriman Glen, LLC	$543,750.00	3/17/2003	10/1/2005
Perf.	256808	Lower Macungie Township	$473,716.69	4/22/2003	4/22/2006
Perf.	257242	Jaindl Land Co.	$1,033,879.65	5/6/2003	12/23/2005
Perf.	257243	Jaindl Land Co.	$201,750.00	5/6/2003	6/23/2006
Perf.	257975	Roseland/Port Imperial Partners	$3,500,000.00	6/9/2003	6/9/2006
Perf.	258407	Town of Monroe	$4,223,275.00	6/23/2003	6/23/2006
Perf.	258408	Town of Monroe	$346,500.00	6/23/2003	6/23/2006
Perf.	258679	Jaindl Land Co.	$99,000.00	7/7/2003	7/7/2006
Perf.	259021	Coastal Banc SSB	$1,500,000.00	7/17/2003	7/17/2005
Perf.	259320	Lehigh County Authority	$20,385.00	7/30/2003	7/30/2005
Perf.	259796	Wynmere Hunt Associates	$250,000.00	8/11/2003	8/11/2005
Perf.	260981	DHF Inc.	$400,000.00	10/1/2003	10/2/2005
Perf.	261399	Penny Plate Inc.	$450,000.00	11/19/2003	7/29/2006
Perf.	261489	Four Mile Branch Assoc.	$275,000.00	12/8/2003	12/8/2005
Perf.	261841	Town of Monroe	$300,000.00	11/7/2003	1/1/2006

Perf.	261918	RTKL New Jersey Architects	$150,000.00	1/2/2004	1/2/2006
Perf.	262327	GBF/LIC 288, Ltd.	$1,710,650.48	12/3/2003	12/1/2005
Perf.	263726	Northampton Township	$40,000.00	1/28/2004	7/31/2005
Perf.	264657	Millville Manor LLC	$200,000.00	3/4/2004	3/4/2006
Perf.	265174	American Properties at Chesterfield	$3,000,000.00	3/26/2004	3/26/2006
Perf	266395	Hearthstone Multi-Asset	$12,956,880.00	5/13/2004	5/13/2006
Perf	18100073	Harry Stanley Pozycki LLC	$4,873,066.88	5/25/2004	3/31/2006
Perf	18100182	260 Huffman LLC	$1,495,000.00	6/16/2004	6/16/2005
Perf.	18100252	Pinchus-Kiejdan Marital Trust B	$720,000.00	10/4/2004	10/4/2006
Perf	18100404	Genco Homes-Millville LLC	$115,000.00	8/13/2004	8/13/2006
Perf	18100405	Genco Homes-Parvins Mill LLC	$135,000.00	8/13/2004	8/13/2006
Perf	18100460	General Electric Capital Business	$25,000,000.00	9/10/2004	3/31/2006
Perf	18100469	GBF/LIC 288, Ltd.	$1,367,315.07	8/25/2004	8/25/2005
Perf.	18100595	Camden County Improvement Auth	$250,000.00	10/19/2004	1/19/2006
Perf	18100741	Natomas Investors	$23,570,562.00	12/15/2004	12/16/2005
Perf	18100757	GBF/LIC 288, Ltd.	$2,140,776.44	11/5/2004	11/5/2005
Perf	18100885	Ramapo Land Co.	$1,000,000.00	1/3/2005	11/30/2006
Perf	18100946	James Yeager & Judith Parfitt	$150,000.00	12/27/2004	12/27/2006
Perf	18100958	Johnson and Berman Attys	$1,600,000.00	12/17/2004	12/17/2005
Perf	18101001	Lower Macungie Township	$1,239,746.66	1/10/2005	1/10/2006
Perf	18101063	Flaster Greenberg PC Trust	$4,000,000.00	1/13/2005	1/13/2006
Perf	18101083	Edgewater Enterprises LLC	$1,000,000.00	1/19/2005	11/1/2005
Perf	18101103	James Holland, Esq. Escrow Agt	$500,000.00	1/28/2005	1/28/2006
Perf	18101134	Township of Rapho	$1,061,118.00	1/31/2005	1/31/2006
Perf	18101135	Mt. Joy Properites Inc.	$587,749.80	2/3/2005	2/3/2007
Perf	18101162	Flynn Tucker LLC	$300,000.00	2/3/2005	2/3/2007
Perf	18101174	Roseland/Port Imperial Partners	$20,880,000.00	2/8/2005	2/8/2006
Perf	18101175	Roseland/Port Imperial Partners	$5,000,000.00	2/8/2005	2/8/2006
Perf	18101323	Lehigh County Authority	$155,760.00	3/23/2005	3/23/2006
Perf.	18101326	Offshore Holdings LLC	$100,000.00	4/15/2005	6/15/2008
Perf.	18101437	Woodward Farms LLC	$350,000.00	4/27/2005	4/27/2007
Perf.	18101458	Texas State Bank	$750,000.00	5/10/2005	7/29/2008
Perf.	18101626	Borough of West Paterson	$152,283.00	5/13/2005	5/13/2006
Perf.	18101627	City of Clifton	$253,404.00	5/13/2005	5/13/2006
Perf.	18101628	Borough of West Paterson	$505,495.00	5/13/2005	5/13/2006
Perf.	18101647	Univest National Bank & Trust	$80,000.00	5/12/2005	7/12/2005
Perf.	18101701	The Landings at Barnegat Inc.	$1,000,000.00	5/23/2005	11/20/2005

Perf.	18101730	1401 Tower Partners LP	$1,100,000.00	5/27/2005	5/27/2007
Perf.	18101733	K & M Associates Inc.	$665,000.00	5/31/2005	5/31/2007
Perf.	18101734	Costa Homes Inc.	$150,000.00	5/31/2005	5/31/2007
		PNC - TOTAL	$150,101,270.10

Perf.	088742	Bd of Cty Spv. Prince WM Cty.	$57,016.13	2/3/1994	8/7/2005
Perf.	940740	Brd of Cty Supervsrs.of Prc.William	$40,585.50	6/26/1998	6/26/2005
Perf.	941035	Staffordcounty board of supervisors	$68,702.93	10/9/1998	10/1/2005
Perf.	3047004	Bd.of Cty Comm. Hillsborough Cty	$3,500.00	3/13/2002	6/14/2005
Perf.	3047138	Bd.of Cty Comm. Hillsborough Cty	$101,841.42	3/19/2002	11/14/2005
Perf.	3047140	Bd.of Cty Comm. Hillsborough Cty	$11,500.00	3/19/2002	6/14/2005
Perf.	3048083	Bd.of Cty Comm. Hillsborough Cty	$49,803.31	4/11/2002	12/14/2005
Fin.	3064476	The Fleming Family Ltd. Partnership	$1,617,000.00	7/28/2004	12/31/2005
Perf.	3064488	Board of Cty Spv Prince William Cty	$543,173.19	7/20/2004	7/21/2006
Fin.	3064693	The Fleming Family Ltd. Partnership	$1,499,000.00	8/5/2004	12/31/2005
Fin.	3064694	The Fleming Family Ltd. Partnership	$994,000.00	8/5/2004	12/31/2005
Fin.	3064695	The Fleming Family Ltd. Partnership	$783,000.00	8/5/2004	12/31/2005
Fin.	3064696	The Fleming Family Ltd. Partnership	$707,000.00	8/5/2004	12/31/2005
Perf.	3064720	Bd of Supervisors of Prince Wm.Cty.	$309,171.75	8/3/2004	1/26/2006
Fin.	3064759	Rainbow Municipal Water District	$406,972.00	8/3/2004	12/31/2005
Perf.	3064760	Dept. of Public Works	$65,850.00	8/3/2004	12/31/2005
Perf.	3064761	Dept. of Public Works	$19,600.00	8/3/2004	12/31/2005
Fin.	3064776	The Fleming Family Ltd. Partnership	$35,000.00	8/4/2004	12/31/2005
Fin.	3064777	The Fleming Family Ltd. Partnership	$50,000.00	8/4/2005	12/31/2005
Fin.	3064778	The Fleming Family Ltd. Partnership	$75,000.00	8/4/2004	12/31/2005
Fin.	3064779	The Fleming Family Ltd. Partnership	$81,000.00	8/4/2004	12/31/2005
Fin.	3064780	The Fleming Family Ltd. Partnership	$39,000.00	8/4/2004	12/31/2005
Fin.	3064807	Young Conway Stargatt & Taylor LLP	$250,000.00	8/4/2004	8/4/2005
Perf.	3064943	Stafford County Board of Supervisors	$17,425.00	8/12/2004	8/12/2006
Perf.	3064954	Burgess & Comm.of Walkersville	$805,456.00	8/12/2004	8/12/2005
Perf.	3064990	Egypt Road LLC	$935,819.00	9/22/2004	9/22/2005
Perf.	3065049	Baltimore County, MD	$229,799.00	9/8/2004	9/8/2005
Perf.	3065050	Baltimore County, MD	$211,585.00	9/8/2004	9/8/2005
Perf.	3065079	Town of Cary	$179,266.00	8/20/2004	8/31/2005
Perf.	3065080	Town of Cary	$99,470.00	8/20/2004	8/31/2005
Perf.	3065081	Town of Cary	$73,537.58	8/20/2004	8/31/2005
Perf.	3065206	New Homebuyers Title Company	$14,000.00	8/26/2004	8/26/2005

Fin.	3065222	U.S. Bank National Assoc.	$546,376.00	9/17/2004	9/17/2006
Perf.	3065427	Brazos River North South Ltd.	$130,000.00	9/14/2004	9/14/2005
Perf.	3065512	Cottontree Ltd.	$500,000.00	9/17/2004	9/17/2005
Perf.	3065597	W/J Moore Farm Project Co. LP	$308,000.00	9/30/2004	9/30/2006
Fin.	3065629	Gaslamp Phase Two LLC	$3,000,000.00	9/16/2004	9/1/2006
Fin.	3065758	Lunsford Road Partners Ltd.	$579,600.00	9/28/2004	9/28/2006
Fin.	3065802	Springville Properties Inc.	$366,973.00	9/27/2004	9/30/2005
Perf.	3065905	Board of Cty Spv Prince William Cty	$312,557.45	10/5/2004	10/5/2005
Perf.	3065998	Board of Cty Spv Prince William Cty	$376,744.26	10/8/2004	10/8/2005
Fin.	3066036	Sandler at Olde Stage LLC	$400,000.00	10/12/2004	1/31/2006
Fin.	3066070	Attman Real Estate Co.	$150,000.00	10/13/2004	10/13/2005
Fin.	3066375	Towne Lake LP	$100,000.00	10/28/2004	10/28/2005
Perf.	3066428	Stafford Cty. Board of Supervisors	$1,947,686.00	11/2/2004	11/2/2005
Perf.	3071551	Board of Cty Spv Prince William Cty	$289,702.00	11/9/2004	11/9/2006
Perf.	3071552	Board of Cty Spv Prince William Cty	$282,175.00	11/9/2004	11/9/2006
Fin.	3071572	The Fleming Family Ltd. Partnership	$35,000.00	11/8/2004	12/31/2005
Fin.	3071573	The Fleming Family Ltd. Partnership	$39,000.00	11/8/2004	12/31/2005
Fin.	3071574	The Fleming Family Ltd. Partnership	$75,000.00	11/8/2004	12/31/2005
Fin.	3071575	The Fleming Family Ltd. Partnership	$50,000.00	11/8/2004	12/31/2005
Fin.	3071583	The Fleming Family Ltd. Partnership	$81,000.00	11/8/2004	12/31/2005
Fin.	3071658	Bricklemyer Smokler & Bolves	$350,000.00	11/15/2004	11/15/2005
Fin.	3071800	Melissa Road Partners Ltd.	$463,800.00	11/22/2004	11/22/2006
Perf.	3071883	Board of Cty Spv Prince William Cty	$411,668.44	12/1/2004	11/21/2007
Perf.	3071884	Board of Cty Spv Prince William Cty	$53,986.61	12/1/2004	5/23/2007
Fin.	3071987	Stelic Enterprises Inc.	$175,000.00	12/3/2004	11/30/2005
Perf.	3072040	Board of Cty Spv Prince William Cty	$309,039.59	12/8/2004	6/8/2006
Fin.	3072128	Windjam Development Group LLC	$275,000.00	1/10/2005	12/15/2006
Fin.	3072185	Legacy Bank of Texas	$818,600.00	12/21/2004	12/12/2006
Fin.	3072197	New Homebuyers Title Company	$350,000.00	12/14/2004	12/14/2005
Perf.	3072317	Board of Cty Spv Prince William Cty	$365,392.94	12/22/2004	12/17/2006
Fin.	3072338	Patapsco Landing LLC	$980,000.00	12/23/2004	8/1/2006
Perf.	3072685	Moreno Valley Properties	$248,000.00	4/20/2005	1/18/2006
Perf.	3072686	Moreno Valley Properties	$100,000.00	4/20/2005	1/18/2006
Perf.	3072915	Los Angeles Dept. of Water & Power	$399,052.00	1/21/2005	1/31/2006
Perf.	3072956	Stafford Cty. Board of Supervisors	$171,513.00	1/24/2005	1/24/2007
Fin.	3072966	U.S. Bank National Assoc.	$712,011.00	3/8/2005	7/1/2006
Perf.	3073074	Placer County	$22,500.00	1/31/2005	1/31/2006

Perf.	3073123	Northpointe Developmt Partners	$250,000.00	1/31/2005	1/31/2006
Perf.	3073161	Coachella Valley Water District	$45,863.20	3/25/2005	6/25/2006
Fin.	3073203	Baltimore County, MD	$18,644.00	2/16/2005	2/16/2006
Fin.	3073204	Baltimore County, MD	$92,520.00	2/16/2005	2/16/2006
Fin.	3073205	Baltimore County, MD	$2,745.00	2/16/2005	2/16/2006
Perf.	3073214	The Prudential Insurance Co.	$5,994,193.00	2/9/2005	2/9/2006
Fin.	3073219	U.S. Bank National Assoc.	$61,333.15	3/10/2005	11/30/2006
Fin.	3073220	U.S. Bank National Assoc.	$63,951.85	3/10/2005	11/30/2006
Fin.	3073346	The Fleming Family Ltd. Partnership	$81,000.00	2/10/2005	12/31/2005
Fin.	3073347	The Fleming Family Ltd. Partnership	$75,000.00	2/10/2005	12/31/2005
Fin.	3073348	The Fleming Family Ltd. Partnership	$50,000.00	2/10/2005	12/31/2005
Fin.	3073349	The Fleming Family Ltd. Partnership	$35,000.00	2/10/2005	12/31/2005
Fin.	3073350	The Fleming Family Ltd. Partnership	$39,000.00	2/10/2005	12/31/2005
Perf.	3073558	County of San Diego	$242,360.00	3/30/2005	12/31/2005
Fin.	3073885	Covered Bridge Holdings LLC	$345,146.75	3/15/2005	9/15/2006
Fin.	3073917	Baldwin Park Development Co.	$1,000,000.00	3/17/2005	3/17/2008
Perf.	3074011	Stafford Cty. Board of Supervisors	$686,171.00	3/22/2005	3/22/2006
Perf.	3074109	Coachella Valley Water District	$18,714.85	3/28/2005	3/28/2006
Fin.	3074186	Mitchell L. Phelps Inc.	$1,000,000.00	4/6/2005	4/6/2006
Fin.	3074231	Residential Title & Escrow Co.	$950,000.00	4/1/2005	4/1/2006
Fin.	3074291	North American Title Co.	$346,763.00	4/5/2005	4/5/2006
Fin.	3074339	Branch Banking & Trust Co.	$500,000.00	4/4/2005	4/4/2006
Perf.	3074340	Branch Banking & Trust Co.	$156,583.42	4/4/2005	4/4/2006
Fin.	3074430	Aeromaritime Investment Co.	$250,000.00	4/13/2005	3/15/2006
Fin.	3074466	Security Storage Co.	$250,000.00	4/12/2005	4/12/2006
Perf.	3074488	Baltimore County, MD	$61,300.00	4/28/2005	4/28/2006
Perf.	3074489	Baltimore County, MD	$13,110.00	4/28/2005	4/28/2006
Fin.	3074671	Melissa Road Partners Ltd.	$564,400.00	4/21/2005	4/21/2007
Fin.	3074699	The Natomas Basin Conservancy	$100,000.00	4/28/2005	4/28/2006
Fin.	3074710	SCC-Canyon II, LLC	$4,686,589.00	4/28/2005	4/28/2006
Fin.	3074781	Lowndes Drosdick Doster Kantor & Reed	$511,074.25	4/27/2005	4/25/2008
Fin.	3074782	Lowndes Drosdick Doster Kantor & Reed	$664,553.71	4/27/2005	4/25/2008
Fin.	3074783	Lowndes Drosdick Doster Kantor & Reed	$834,356.25	4/27/2005	4/25/2008
Fin.	3074784	Lowndes Drosdick Doster Kantor & Reed	$836,852.00	4/27/2005	4/25/2008
Fin.	3074785	Lowndes Drosdick Doster Kantor & Reed	$1,642,288.41	4/27/2005	4/25/2008
Fin.	3074786	Lowndes Drosdick Doster Kantor & Reed	$818,539.86	4/27/2005	4/25/2008
Fin.	3074787	Lowndes Drosdick Doster Kantor & Reed	$966,684.65	4/27/2005	4/25/2008

Fin.	3074788	Lowndes Drosdick Doster Kantor & Reed	$140,642.39	4/27/2005	4/25/2008
Fin.	3074790	Lowndes Drosdick Doster Kantor & Reed	$480,785.00	4/27/2005	4/25/2008
Fin.	3074791	Lowndes Drosdick Doster Kantor & Reed	$352,535.23	4/27/2005	4/25/2008
Fin.	3074792	Lowndes Drosdick Doster Kantor & Reed	$331,025.94	4/27/2005	4/25/2008
Fin.	3074793	Lowndes Drosdick Doster Kantor & Reed	$587,716.25	4/27/2005	4/25/2008
Fin.	3074794	Lowndes Drosdick Doster Kantor & Reed	$1,524,710.00	4/27/2005	4/25/2008
Fin.	3074795	Lowndes Drosdick Doster Kantor & Reed	$644,357.50	4/27/2005	4/25/2008
Perf.	3074808	Texas Bank	$306,000.00	5/10/2005	5/15/2007
Fin.	3074919	The Fleming Family Ltd. Partnership	$35,000.00	5/5/2005	12/31/2005
Fin.	3074920	The Fleming Family Ltd. Partnership	$39,000.00	5/5/2005	12/31/2005
Fin.	3074921	The Fleming Family Ltd. Partnership	$50,000.00	5/5/2005	12/31/2005
Fin.	3074922	The Fleming Family Ltd. Partnership	$75,000.00	5/5/2005	12/31/2005
Fin.	3074923	The Fleming Family Ltd. Partnership	$81,000.00	5/5/2005	12/31/2005
Fin.	3074929	Annapolis Towne Center at Parole LLC	$6,335,129.00	5/9/2005	5/9/2008
Perf.	3074941	City of Eden Prairie	$973,075.00	5/6/2005	5/6/2007
Perf.	3074942	City of Eden Prairie	$42,000.00	5/6/2005	5/6/2007
Fin.	3074947	Annapolis Towne Center at Parole LLC	$664,871.00	5/9/2005	5/9/2008
Perf.	3074948	Baltimore County, MD	$69,696.00	5/24/2005	5/24/2006
Perf.	3074949	Baltimore County, MD	$184,103.00	5/24/2005	5/24/2006
Perf.	3074950	Baltimore County, MD	$30,000.00	5/24/2005	5/24/2006
Perf.	3074951	Baltimore County, MD	$904,106.50	5/24/2005	5/24/2006
Perf.	3074952	Baltimore County, MD	$236,365.00	5/24/2005	5/24/2006
Perf.	3074953	Baltimore County, MD	$78,105.00	5/24/2005	5/24/2006
Perf.	3074954	Baltimore County, MD	$61,216.00	5/24/2005	5/24/2006
Perf.	3074955	Baltimore County, MD	$29,194.00	5/24/2005	5/24/2006
Fin.	3075004	Virginia Commerce Bank	$1,500,000.00	5/9/2005	5/9/2006
Perf.	3075010	The Minnehaha Creek Watershed	$80,000.00	5/11/2005	5/11/2006
Perf.	3075011	The Minnehaha Creek Watershed	$6,700.00	5/11/2005	5/11/2006
Perf.	3075027	Stafford County Board of Supervisors	$78,176.00	5/11/2005	5/11/2006
Perf.	3075028	Stafford County Board of Supervisors	$75,000.00	5/11/2005	5/11/2006
Perf.	3075032	Stafford County Board of Supervisors	$5,313.00	5/17/2005	5/17/2006
Perf.	3075033	Stafford County Board of Supervisors	$323,161.00	5/17/2005	5/17/2006
Perf.	3075034	Stafford County Board of Supervisors	$200,044.00	5/17/2005	5/17/2006
Perf.	3075035	Stafford County Board of Supervisors	$17,850.00	5/17/2005	5/17/2006
Fin.	3075133	Ann Arundel Farms Ltd.	$50,400.00	5/18/2005	5/18/2006
Fin.	3075134	Ann Arundel Farms Ltd.	$13,400.00	5/18/2005	5/18/2006
Perf.	3075154	Board of Cty Spv Prince William Cty	$373,864.77	5/20/2005	5/20/2007

Perf.	3075157	First American Title Insurance Co.	$250,000.00	5/18/2005	5/18/2006
Perf.	3075190	City of Victoria	$1,832,902.00	5/25/2005	11/20/2006
Perf.	3075328	Burgess & Comm.of Walkersville	$1,658,932.50	5/31/2005	5/31/2007
Perf.	3075329	Windsor Lakes Inc.	$1,000,000.00	6/6/2005	6/6/2006
Perf.	3075330	Burgess & Comm.of Walkersville	$64,600.00	5/31/2005	5/31/2007
Fin.	3075385	Acacia Credit Fund 10-A LLC	$5,427,323.00	6/1/2005	7/29/2008
Fin.	3075396	FC Caldwell LLC	$156,000.00	6/1/2005	6/1/2008
Fin.	3075455	Dublin Murphy Estates Ltd.	$96,000.00	6/8/2005	6/8/2007
Perf.	3075515	Town of Cary	$200,000.00	6/8/2005	6/19/2006
Perf.	3075537	County of Culpeper	$311,742.00	6/8/2005	6/8/2007
Perf.	3075538	County of Culpeper	$487,530.00	6/8/2005	6/8/2007
Perf.	3075539	County of Culpeper	$59,000.00	6/8/2005	6/8/2007
Perf.	3075540	County of Culpeper	$105,200.00	6/8/2005	6/8/2007
Perf.	7401633	VA Department of Transportation	$30,000.00	4/26/1999	4/26/2006
Perf.	7401777	Board of Supervisors /Prince William	$29,728.54	5/24/1999	11/25/2005
Perf.	7403137	Stafford County Board of Supervisors	$35,527.00	1/11/2000	7/11/2005
Perf.	7403139	Stafford County Board of Supervisors	$1,000.00	1/11/2000	7/11/2005
Perf.	7403140	Stafford County Board of Supervisors	$34,624.00	1/11/2000	7/11/2005
Perf.	7403158	Board of Supervisors /Prince William	$36,226.15	1/13/2000	7/13/2005
Perf.	7403214	Stafford County Board of Supervisors	$46,837.50	1/27/2000	4/26/2006
Fin.	7404004	Schulman,Treem, etc.	$3,300,000.00	8/9/2000	8/9/2005
Perf.	7404737	Bd.of Supervisors of Prince Wm.Cty.	$42,100.00	1/12/2001	7/16/2005
Perf.	7404762	Bd.of Supervisors of Prince Wm.Cty.	$179,137.23	1/25/2001	7/23/2005
Perf.	7404842	Bd.Of Supervisors of Prince Wm.Cty.	$27,800.10	2/8/2001	8/16/2005
Perf.	7405365	Stafford Cty. Board of Supervisors	$23,493.00	5/22/2001	5/22/2006
Fin.	7405410	Mary Ann Daugherty & Shawn	$25,000.00	6/1/2001	4/26/2005
Perf.	7405465	Stafford Cty. Board of Supervisors	$17,792.30	6/18/2001	6/18/2005
Perf.	7405467	Stafford Cty. Board of Supervisors	$8,073.80	6/18/2001	6/18/2005
Perf.	7405761	Bd of Supervisors of Prince Wm.Cty.	$45,845.00	9/5/2001	9/4/2005
Fin.	7405783	Premier Title Inc.	$1,818,356.00	8/31/2001	8/31/2005
Perf.	7405808	Stafford Cty. Board of Supervisors	$79,140.00	9/7/2001	9/4/2006
Perf.	7405956	Stafford Cty. Board of Supervisors	$6,584.00	10/22/2001	10/22/2005
Perf.	7405967	Stafford Cty. Board of Supervisors	$94,294.00	10/25/2001	4/25/2006
Perf.	7406051	Stafford Cty. Board of Supervisors	$93,891.10	11/16/2001	11/15/2005
Perf.	7406097	Bd of Supervisors of Prince Wm.Cty.	$174,237.80	11/29/2001	5/29/2006
Fin.	7408431	Texas Bank	$400,000.00	2/7/2002	3/31/2006
Perf.	7408684	Stafford County Board of Supervisors	$80,613.00	1/29/2002	1/24/2006

Fin.	7408995	Legacy Bank of Texas	$240,000.00	2/11/2002	9/30/2005
Fin.	7409171	First State Bank & Fountain Ridge	$400,000.00	3/13/2002	7/29/2006
Perf.	7409177	Board of Supervisors /Prince William	$301,758.68	3/20/2002	3/20/2006
Perf.	7409222	Stafford County Board of Supervisors	$197,823.00	3/27/2002	3/27/2006
Fin.	7409328	Lennar Homes of Texas Land	$232,000.00	4/26/2002	7/29/2006
Perf.	7410151	Board of Supervisors /Prince William	$147,586.38	8/14/2002	8/14/2005
Perf.	7410330	Board of Supervisors /Prince William	$569,175.22	9/13/2002	6/24/2005
Fin.	7410366	Troese Title Co.	$230,000.00	9/20/2002	12/31/2005
Fin.	7410417	U.S. Bank, N.A.	$727,263.75	9/27/2002	9/1/2005
Fin.	7410479	Dublin Murphy Estates Ltd.	$96,000.00	10/11/2002	7/29/2005
Perf.	7410606	Board of Supervisors /Prince William	$238,435.00	10/24/2002	10/24/2005
Fin.	7410650	Ohio Savings Bank	$2,250,000.00	10/31/2002	10/30/2005
Fin.	7410713	Rockwall Shores Ltd.	$262,500.00	11/14/2002	7/29/2005
Fin.	7410752	U.S. Bank	$560,716.89	11/20/2002	11/1/2005
Fin.	7410858	Miles & Stockbridge P.C.	$600,000.00	12/18/2002	3/17/2006
Fin.	7410894	Heartland/MSK Realty Ventures	$4,000,000.00	12/23/2002	12/31/2005
Fin.	7410917	Brighton Homes of Austin Ltd.	$960,215.00	12/30/2002	7/29/2005
Perf.	7410959	Board of Supervisors /Prince William	$268,286.61	1/2/2003	6/23/2005
Fin.	7410968	Laurel Highlands LLC	$500,000.00	1/6/2003	1/6/2006
Perf.	7411051	Board of Supervisors /Prince William	$82,247.43	1/24/2003	7/25/2006
Perf.	7411069	Board of Supervisors /Prince William	$263,047.09	1/23/2003	7/24/2005
Perf.	7411130	Stafford County Board of Supervisors	$152,219.00	2/5/2003	5/21/2006
Fin.	7411361	Most Rev. Paul Loverde, Bishop	$150,000.00	3/24/2003	9/24/2005
Perf.	7411453	Board of Supervisors /Prince William	$106,093.25	4/9/2003	10/11/2006
Fin.	7411488	New Homebuyer’s Title Co.	$100,000.00	4/23/2003	4/21/2006
Perf.	7411505	Stafford County Board of Supervisors	$381,252.00	4/28/2003	4/28/2006
Perf.	7411515	Board of Supervisors Fairfax County	$94,600.00	4/28/2003	10/28/2005
Perf.	7411592	Stafford County Board of Supervisors	$86,709.00	5/7/2003	5/6/2006
Fin.	7411634	D.R.Cameron & Associates Inc.	$500,000.00	5/21/2003	10/31/2005
Perf.	7411692	Burgess & Comm.of Walkersville	$1,273,870.93	6/6/2003	6/6/2006
Perf.	7411693	Burgess & Comm.of Walkersville	$64,600.00	6/6/2003	6/6/2006
Perf.	7412110	Bd.of Supervisors of Prince Wm.Cty.	$177,192.23	8/11/2003	8/5/2005
Perf.	7412115	Bd of Supervisors of Prince Wm.Cty.	$25,000.00	8/8/2003	8/8/2005
Perf.	7412116	Bd.of Supervisors of Prince Wm.Cty.	$25,000.00	8/8/2003	8/8/2005
Perf.	7412117	Bd.of Supervisors of Prince Wm.Cty.	$25,000.00	8/8/2003	8/8/2005
Fin.	7412119	Levin & Gann, P.A.	$54,000.00	8/7/2003	8/7/2005
Fin.	7412135	Towne Lake, L.P.	$200,000.00	8/11/2003	8/11/2005

Fin.	7412158	New Homebuyer’s Title Co.	$450,000.00	8/18/2003	8/18/2005
Fin.	7412191	Bank of the West	$63,519.74	9/12/2003	12/31/2005
Perf.	7412402	Bd of Supervisors of Prince Wm.Cty.	$25,000.00	9/24/2003	9/24/2005
Fin.	7412509	City of Suisun City	$2,136,645.00	10/7/2003	10/7/2005
Fin.	7412572	City of Palm Springs	$50,000.00	10/15/2003	9/30/2005
Perf.	7412763	Board of Supervisors /Prince William	$230,558.90	11/5/2003	11/5/2005
Fin.	7413466	Windsor Lakes Inc.	$2,000,000.00	2/17/2004	1/26/2006
Perf.	7413575	Stafford County Board of Supervisors	$7,500.00	2/12/2004	2/2/2006
Perf.	7413576	Stafford County Board of Supervisors	$92,970.00	2/12/2004	2/6/2006
Fin.	7413584	First Florida Title Company	$115,000.00	2/12/2004	2/12/2006
Perf.	7413818	Board of Cty Spv Prince William Cty	$167,314.65	3/12/2004	3/15/2006
Fin.	7413834	New Homebuyers Title	$150,000.00	3/15/2004	3/15/2006
Perf.	7413878	Baltimore County, Md	$102,000.00	3/31/2004	3/31/2006
Perf.	7413879	Baltimore County, Md	$17,115.00	3/31/2004	3/31/2006
Perf.	7413880	Baltimore County, Md	$28,314.00	3/31/2005	3/31/2006
Perf.	7413913	Stafford County Board of Supervisors	$704,625.00	3/26/2004	3/23/2006
Fin.	7413914	Whi-Republic LLC	$1,000,000.00	3/24/2004	3/24/2006
Fin.	7413922	Ohio Savings Bank	$5,000,000.00	3/25/2004	7/29/2006
Perf.	7413986	Stafford County Board of Supervisors	$169,278.00	4/2/2004	4/2/2006
Perf.	7413987	Stafford County Board of Supervisors	$155,284.00	4/2/2004	4/2/2006
Perf.	7413988	Stafford County Board of Supervisors	$171,882.00	4/2/2004	4/2/2006
Fin.	7414178	New Forest West Ltd.	$500,000.00	4/29/2004	4/29/2006
Fin.	7414179	New Forest West Ltd.	$500,000.00	4/29/2004	4/29/2006
Fin.	7414180	JDC/Lone Oak Ltd.	$100,000.00	5/17/2004	11/1/2005
Fin.	7414205	Texasbank	$394,200.00	7/12/2004	4/1/2006
Fin.	7414206	Wilmeth Road Partners Ltd.	$898,200.00	6/15/2004	6/24/2006
Fin.	7414245	Northwest Building Ltd.	$75,000.00	5/6/2004	7/29/2006
Fin.	7414268	Commissioner of Ins. State of Vermont	$500,000.00	6/1/2004	5/11/2006
Perf.	7414343	Stafford County Board of Supervisors	$199,112.00	5/24/2004	5/24/2006
Perf.	7414344	Stafford County Board of Supervisors	$5,688.00	5/24/2004	5/24/2006
Perf.	7414345	Stafford County Board of Supervisors	$245,180.00	5/24/2004	5/24/2006
Perf.	7414372	Board of Cty Spv Prince William Cty	$166,010.35	5/26/2004	11/24/2005
Fin.	7414373	Sully North LC & DD-Simmons LC	$500,000.00	5/26/2004	5/26/2006
Fin.	7414407	Shady Oaks TB Ltd.	$152,000.00	5/27/2004	7/29/2006
Fin.	7414450	Breevast U.S. Inc.	$1,000,000.00	6/10/2004	12/31/2005
Fin.	7414531	Fortuna Regency LLC	$850,000.00	6/16/2004	6/16/2006
Trade	7414580	Impac Partners Inc.	$100,000.00	6/18/2004	6/18/2005

Perf.	7414581	City of Temple Terrace, Florida	$590,805.00	6/23/2004	5/19/2006
Perf.	7414582	Stafford County Board of Supervisors	$275,848.00	7/1/2004	7/1/2005
Perf.	7414583	Stafford County Board of Supervisors	$5,625.00	7/1/2004	7/1/2005
Perf.	7414584	Stafford County Board of Supervisors	$379,988.00	7/1/2004	7/1/2005
Fin.	7414623	New River Partners Ltd.	$2,500,000.00	6/28/2004	12/31/2007
Fin.	7414624	Stacey Road Partners Ltd.	$526,400.00	6/25/2004	7/1/2006
Fin.	7414634	New Homebuyers Title	$1,200,000.00	6/25/2004	6/25/2005
Fin.	7414659	Troese Title Services	$25,000.00	7/6/2004	7/6/2005
Fin.	7414691	Timber Hill Ltd.	$100,000.00	7/6/2004	7/6/2005
Fin.	7414730	Marco Investments	$50,000.00	7/8/2004	7/8/2005
Fin.	7414731	Marco Investments	$50,000.00	7/8/2004	7/8/2005
Fin.	7414732	Marco Investments	$50,000.00	7/8/2004	7/8/2005

		Bank of America - Total	$126,981,914.15

Fin.	F842364	Williams Schifino Mangione & Steady	$75,000.00	12/5/2003	11/22/2005
Fin.	F842363	Bricklemeyer,Smolker & Bolves	$109,760.00	12/5/2003	11/23/2005
Fin.	F843796	Lowndes Drosdick Doster Kantor	$100,000.00	4/4/2005	9/23/2005
Fin.	F846399	Gibson Kohl & Wolff	$200,000.00	5/17/2005	5/17/2006

		Sun Trust - Total	$484,760.00

Perf.	S133745	Prince William County	$48,043.89	10/14/1999	8/19/2005
Perf.	S133754	Dev. Guaranty Group-PG	$67,500.00	10/11/1997	4/23/2006
Perf.	S136733	Stafford Cty. Board of Supervisors	$12,042.00	11/1/1997	11/10/2005
Fin.	SM411715	National Home Insurance Co.	$150,000.00	2/10/2000	2/10/2006
Perf.	SM412184	Stafford Cty. Board of Supervisors	$22,313.00	3/22/2000	9/22/2005
Fin.	SO51174	Dev. Guaranty Group-PG	$75,000.00	4/3/1995	4/3/2006
Fin.	SM201604	Trinity Lake Corp.	$91,000.00	1/13/2003	12/4/2005
Perf.	SM210367	Twp of Washington	$249,300.00	10/21/2004	10/10/2005
Perf.	SM210369	Twp of Washington	$128,700.00	10/21/2004	10/3/2005
Perf.	SM210515	Twp of Washington	$200,500.00	10/21/2004	10/10/2005
Perf.	SM210516	Twp of Washington	$181,200.00	10/21/2004	10/10/2005

		First Union/Wachovia - Total	$1,225,598.89

Perf.	1222	Sowell Interests-Parkside LP	$100,000.00	3/18/2005	3/18/2007

		Guaranty Bank	$100,000.00

		New Total	$278,893,543.14

Schedule 5.1.2

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
CORP	ARROW PROPERTIES, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Corporate Office Subsidiary	Yes	Yes
CORP	HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.	FL	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOV INTERNATIONAL, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOV IP, II, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOV IP, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN ACQUISITIONS, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT BALLANTRAE, INC.	FL	Hovnanian Developments of Florida, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT BERNARDS IV, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT BRANCHBURG III, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT BRIDGEPORT, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT BRIDGEWATER VI, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT BURLINGTON III, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT BURLINGTON, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT CALABRIA, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT CARMEL DEL MAR, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT CASTILE, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT CHAPARRAL, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT CLARKSTOWN, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT CRESTLINE, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT DOMINGUEZ HILLS, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

1

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
CORP	K. HOVNANIAN AT EAST WHITELAND I, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT HACKETTSTOWN, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT HERSHEY’S MILL, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT HOPEWELL IV, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT HOPEWELL VI, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT HOWELL TOWNSHIP, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT KINGS GRANT I, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT KLOCKNER FARMS, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT LA TERRAZA, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT LA TROVATA, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT LAKEWOOD, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT LOWER SAUCON, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT MAHWAH II, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT MAHWAH V, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT MAHWAH VI, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT MAHWAH VII, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT MANALAPAN, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT MARLBORO II, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

2

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
CORP	K. HOVNANIAN AT METRO DC SOUTH, INC.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT MONROE II, INC.	NY	K. Hovnanian Developments of New York, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT MONTCLAIR NJ, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT MONTGOMERY I, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.	NJ	K. Hovnanian Developments of New York, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT NORTHLAKE, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT OCEAN TOWNSHIP, INC.	NJ	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT OCEAN WALK, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT PERKIOMEN I, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT PERKIOMEN II, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT PLAINSBORO III, INC.	PA	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT PRINCETON, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT RESERVOIR RIDGE, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT SAN SEVAINE, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT SARATOGA, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT SAWMILL, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT SCOTCH PLAINS II, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT SCOTCH PLAINS, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT SMITHVILLE, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT SOUTH BRUNSWICK III, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

3

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
CORP	K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT STONE CANYON, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT STONY POINT, INC.	NJ	K. Hovnanian Developments of New York, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT SYCAMORE, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT TANNERY HILL, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT THE BLUFF, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT THE CEDARS, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT THORNBURY, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT TIERRASANTA, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT TUXEDO, INC.	NJ	K. Hovnanian Developments of New York, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT UNION TOWNSHIP I, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT UPPER MAKEFIELD I, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT VAIL RANCH, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT WALL TOWNSHIP VI, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT WASHINGTONVILLE, INC.	NY	K. Hovnanian Developments of New York, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT WAYNE III, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT WAYNE V, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN AT WILDROSE, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN COMPANIES NORTHEAST, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

4

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
CORP	K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN COMPANIES OF MARYLAND, INC.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN COMPANIES OF METRO WASHINGTON, INC.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN COMPANIES OF NEW YORK, INC.	NY	K. Hovnanian Developments of New York, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN COMPANIES OF NORTH CAROLINA, INC.	NC	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN CONSTRUCTION II, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN CONSTRUCTION III, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.	AZ	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.	CA	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF D.C., INC.	MD	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.	DE	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.	IL	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.	MD	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF METRO WASHINGTON, INC.	VA	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.	MI	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.	MN	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.	CA	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.	CA	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

5

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
CORP	K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.	NY	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.	OH	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.	PA	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.	SC	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.	TX	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.	WV	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN ENTERPRISES, INC.	CA	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN EQUITIES, INC.	NJ	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN FORECAST HOMES, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.	NC	Hovnanian Developments of Florida, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN HOMES OF VIRGINIA, INC.	VA	Washington Homes, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN INVESTMENT PROPERTIES OF NEW JERSEY, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN PA REAL ESTATE, INC.	PA	K. Hovnanian Developments of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN PROPERTIES OF NEWARK URBAN RENEWAL CORPORATION, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	K. HOVNANIAN PROPERTIES OF WALL, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	KHC ACQUISITION, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	LANDARAMA, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	M&M AT LONG BRANCH, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	MATZEL & MUMFORD OF DELAWARE, INC.	DE	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	MCNJ, Inc.	NJ	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

6

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
CORP	PINE BROOK COMPANY, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.				Restricted	Corporate Office Subsidiary	Yes	Yes
CORP	REFLECTIONS OF YOU INTERIORS, INC.	TX	K. Hovnanian Developments of Texas, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	SEABROOK ACCUMULATION CORPORATION	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	STONEBROOK HOMES, INC.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	THE MATZEL & MUMFORD ORGANIZATION, INC.	NJ	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	WASHINGTON HOMES, INC.	DE	Hovnanian Enterprises, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	WESTMINSTER HOMES OF TENNESSEE, INC.	TN	Washington Homes, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	WESTMINSTER HOMES, INC.	NC	Washington Homes, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	WH LAND I, INC	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
CORP	WH PROPERTIES, INC.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
Limited Partnership (a restricted subsidiary)	GOODMAN FAMILY OF BUILDERS, L.P.	TX	Hovnanian Developments of Florida, Inc.	99.90%	K. Hovnanian Developments of Texas, Inc.	0.10%	Restricted	Subsidiary	Yes	Yes
Limited Partnership (a restricted subsidiary)	K. HOVNANIAN OF HOUSTON II, L.P.	TX	K. Hovnanian Developments of California, Inc.	99.90%	K. Hovnanian Developments of Texas, Inc.	0.10%	Restricted	Subsidiary	Yes	Yes
Limited Partnership (a restricted subsidiary)	K. HOVNANIAN OF HOUSTON, L.P.	TX	K. Hovnanian Developments of California, Inc.	99.90%	K. Hovnanian Developments of Texas, Inc.	0.10%	Restricted	Subsidiary	Yes	Yes
Limited Partnership (a restricted subsidiary)	M&M INVESTMENTS, L.P.	NJ	K. Hovnanian Holdings NJ, L.L.C.	99.44%	The Matzel & Mumford Organization, Inc.	0.56%	Restricted	Subsidiary	Yes	Yes
LLC	DULLES COPPERMINE, L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	EDISON CONTRACT SERVICES, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.	FL	Hovnanian Developments of Florida, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.	NC	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.	TX	Goodman Family of Builders, L.P.				Restricted	Subsidiary	Yes	Yes
LLC	HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

7

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	HOVNANIAN LAND INVESTMENT GROUP, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT 4S II, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT 4S, L.L.C. (NEW - joinder in mail) K. HOVNANIAN AT 4S RANCH, L.L.C. (OLD NAME)	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT ACQUA VISTA, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT ALISO, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT ARBOR HEIGHTS, LLC	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT BARNEGAT I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT BELLA LAGO, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT BERKELEY, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT BERNARDS V, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT BLUE HERON PINES, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT BRIDGEWATER I, L.L.C	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT BRIDLEWOOD, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CAMDEN I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CAPISTRANO, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CEDAR GROVE III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CHESTER I, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CHESTERFIELD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CITY IN THE HILLS, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CLIFTON II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CLIFTON, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CORTEZ HILL, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CRANBURY, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT CURRIES WOODS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT DENVILLE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

8

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT EASTLAKE, LLC	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT EDGEWATER II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT EDGEWATER, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT FLORENCE I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT FLORENCE II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT FOREST MEADOWS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT FRANKLIN, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT GREAT NOTCH, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT GUTTENBERG, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT HAMBURG, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT HAWTHORNE, L.L.C	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.	MN	K. Hovnanain Developments of Minnesota, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT HIGHWATER, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT JACKSON I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT JACKSON, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT JERSEY CITY IV, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT KING FARM, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LA COSTA, L.L.C	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LA HABRA KNOLLS, LLC	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

9

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LAWRENCE V, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LINWOOD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LONG BRANCH I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LOWER MORELAND I, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT LOWER MORELAND II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MANALAPAN III, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MANSFIELD I, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MANSFIELD II, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MANSFIELD III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MARLBORO VI, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MARLBORO VII, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.	CA	K. Hovnanian’s Four Seasons at Menifee Valley, L.L.C.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

10

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	K. HOVNANIAN AT MENIFEE, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MIDDLETOWN II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MIDDLETOWN, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MILLVILLE I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MILLVILLE II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MONROE III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MONROE IV, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MONTVALE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MOSAIC, LLC	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT NORTH BERGEN II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT NORTH BERGEN, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT NORTH CALDWELL, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT NORTH HALEDON, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT NORTHAMPTON. L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT NORTHFIELD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT OLD BRIDGE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT OLDE ORCHARD, LLC	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT PARAMUS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT PARK LANE, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT PITTSGROVE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT RANDOLPH I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

11

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	K. HOVNANIAN AT RAPHO, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT READINGTON II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT RED BANK, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT RIVERBEND II, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT RIVERBEND, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT RODERUCK. L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT SAYREVILLE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT SHELF COMPANY, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT SKYE ISLE, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT SMITHVILLE III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT SOMERS POINT, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT SPRINGFIELD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT SUNSETS, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT TEANECK, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT THE CROSBY, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT THE GABLES, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT THE PRESERVE, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT THOMPSON RANCH, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT TRAIL RIDGE, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

12

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WANAQUE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WASHINGTON, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WAYNE IX, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WAYNE VIII, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WEST BRADFORD, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WEST MILFORD, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WEST WINDSOR, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WILLOW BROOK, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WINCHESTER, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT WOOLWICH I, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT YONKERS I, L.L.C.	NY	K. Hovnanian at Northern Westchester, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT YONKERS II, L.L.C.	NY	K. Hovnanian at Northern Westchester, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN AT YONKERS III, L.L.C.	NY	K. Hovnanian at Northern Westchester, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.	FL	Hovnanian Developments of Florida, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN COMPANIES, LLC	CA	K. Hovnanian Enterprises, Inc.	99.90%	K. Hovnanian Developments of New Jersey II, Inc.	0.10%	Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.	PA	K. Hovnanian at Perkiomen II, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.	SC	K. Hovnanian Developments of South Carolina, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN FOUR SEASONS AT HISTORIC VIRGINIA, L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

13

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC	AZ	K. Hovnanian Developments of Arizona, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.	AZ	K. Hovnanian Developments of Arizona, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOLDINGS NJ, LLC	NJ	K. Hovnanian Developments of New Jersey, Inc.	99.90%	K. Hovnanian Developments of New Jersey II, Inc.	0.10%	Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.	MD	Hovnanian Developments of Florida, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.	MD	Hovnanian Developments of Florida, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES AT LAUREL HIGHLANDS, L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.	MD	Hovnanian Developments of Florida, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES AT RUSSETT, L.L.C.	MD	Hovnanian Developments of Florida, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES OF D.C., L.L.C.	D.C.	K. Hovnanian Developments of DC, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES OF DELAWARE, L.L.C.	DE	K. Hovnanian Developments of Delaware, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES OF MARYLAND, L.L.C.	MD	Hovnanian Developments of Florida, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.	MN	K. Hovnanian Developments of Minnesota, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.	SC	K. Hovnanian Developments of South Carolina, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.	WV	K. Hovnanian Developments of West Virginia, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN INVESTMENTS, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

14

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN NORTHEAST SERVICES, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN OHIO REALTY, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.	DE	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C	MI	K. Hovnanian Developments of Michigan, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.	WV	K. Hovnanian Developments of West Virginia, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN SUMMIT HOMES, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN T&C INVESTMENT, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	100%	Note: involved in Hovstone Joint Venture Ownership Structure		Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.	CA	K. Hovnanian Developments of California, Inc.	100%	Note: involved in Hovstone Joint Venture Ownership Structure		Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN WINDWARD HOMES, L.L.C.	FL	Hovnanian Developments of Florida, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.	VA	K. Hovnanian Development of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.	VA	K. Hovnanian Development of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

15

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S FOUR SEASONS, L.L.C.	CA	K. Hovnanian Developments of California, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	KHIP, LLC	NJ	K. Hovnanian Holdings NJ, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	KINGS COURT AT MONTGOMERY, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT APPLE RIDGE, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT BROOKHILL, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT CHESTERFIELD, LLC	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT EAST MILL, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT HERITAGE WOODS, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT KENSINGTON WOODS, LLC	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT MORRISTOWN, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT ROBERT MORRIS, L.L.C.	NJ	M&M Investments, L.P.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT SHERIDAN, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT SPARTA, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT SPINNAKER POINTE, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT SPRUCE HOLLOW, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT SPRUCE MEADOWS, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

16

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	M&M AT SPRUCE RUN, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT TAMARACK HOLLOW, L.L.C.	NJ	M&M Investments, L.P.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT THE HIGHLANDS, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT WEST ORANGE, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	M&M AT WHEATENA URBAN RENEWAL, L.L.C.	NJ	M&M Investments, L.P.				Restricted	Subsidiary	Yes	Yes
LLC	MATZEL & MUMFORD AT CRANBURY KNOLL, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	MATZEL & MUMFORD AT EGG HARBOR, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	MATZEL & MUMFORD AT FREEHOLD, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	MATZEL & MUMFORD AT HERITAGE LANDING, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	MATZEL & MUMFORD AT MONTGOMERY, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	MATZEL & MUMFORD AT PHILLIPSBURG, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.	NJ	M&M Investments, L.P.				Restricted	Subsidiary	Yes	Yes
LLC	MATZEL & MUMFORD AT SOUTH BRUNSWICK, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	MATZEL & MUMFORD AT WOODLAND CREST, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.	OH	K. Hovnanian Developments of Ohio, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	MMIP, L.L.C.	NJ	M&M Investments, LP				Restricted	Subsidiary	Yes	Yes
LLC	NORTH MANATEE, L.L.C.	FL	Hovnanian Land Investment Group of Florida, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	PADDOCKS, L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	PINE AYR, L.L.C.	MD	K. Hovnanian Homes of Maryland, L.L.C.				Restricted	Subsidiary	Yes	Yes
LLC	RIDGEMORE UTILITY, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	THE LANDINGS AT SPINNAKER POINTE, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	WASHINGTON HOMES AT COLUMBIA TOWN CENTER, LLC	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes

**  If no percentage is indicated, 100% of entity is owned by the single member

17

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
LLC	WESTMINSTER HOMES OF ALABAMA, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
LLC	WOODLAND LAKES CONDOS @ BOWIE NEWTOWN, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.				Restricted	Subsidiary	Yes	Yes
OTHER; Joint Venture; LLC	COBBLESTONE SQUARE DEVELOPMENT, LLC	VA	K. Hovnanian Homes of Virginia, Inc.	50%	Cobblestone Square, LLC c/o Garrett Development Corporation	50%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	HERITAGE PINES, L.L.C.	NC	K. Hovnanian Companies of North Carolina, Inc.	50%	U.S. Home Corp.	50%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	HOVSTONE HOLDINGS, L.L.C.	DE	K. Hovnanian T&C Investment, L.L.C.	20%	BRE/ Hovstone, L.L.C.	80%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	INGLEWOOD NORTH, L.L.C.	MD	Hovnanian Land Investment Group of Maryland, L.L.C.	30%	Petrie Inglewood	70%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	JAEGER ROAD 530	CA	K. Hovnanian Forecast Homes, Inc.	50%	AKT Jaeger 530 LLC (commercial developer) and managing member	50%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	K. HOVNANIAN AT LAKE RANCHO VIEJO, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	80%	Hearthstone	20%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	K. HOVNANIAN AT PHILADELPHIA I, L.L.C.	PA	Old City Joint Development, L.L.C.	99.90%	Various Lehman funds/entities (Old City Holdings, LLC) owns 80% of Old City Joint Development, L.L.C. and K. Hovnanian Companies of Pennsylvania, Inc. owns 20%	Old City Development Inc. owns 0.1% of K. Hovnanian at Philadelphia I, L.LC.	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.	NJ	PI Investments II, L.L.C.	100%	involved in Port Imperial structure/ Lehman		Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.	NJ	PI Investments II, L.L.C.	100%	involved in Port Imperial structure/ Lehman		Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	K. HOVNANIAN INVESTMENTS II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	100%	involved in Port Imperial structure/ Lehman		Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	LAUREL HIGHLANDS, LLC	VA	K. Hovnanian Homes of Virginia, Inc.	50%	Eagle Homes/ Virgina, Inc.	50%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	M&M AT MONROE WOODS, L.L.C.	NJ	M&M Investments, L.P.	50%	Realty Management, LLC	50%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	MM-BEACHFRONT NORTH I, L.L.C.	NJ	M&M Investments, L.P.	50%	M&M at Long Branch, Inc.	50%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	MM-BEACHFRONT NORTH II, L.L.C.	NJ	M&M Investments, L.P.	50%	M&M at Long Branch, Inc.	50%	Non-Restricted	Joint Venture	No	No

**  If no percentage is indicated, 100% of entity is owned by the single member

18

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
OTHER; Joint Venture; LLC	NRD, L.L.C.	FL	K. Hovnanian Homes of Virginia, Inc.	50%	KB Home Tampa, LLC	50%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	OLD CITY DEVELOPMENT, INC	PA	Old City Joint Development, L.L.C.	100%	Involved in Old City Organizational Structure		Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	OLD CITY JOINT DEVELOPMENT, L.L.C.	PA	K. Hovnanian Companies of Pennsylvania, Inc.	20%	Old City Holdings, L.L.C. (Lehman)	80%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	PI INVESTMENTS I, L.L.C.	DE	K. Hovnanian Investments, L.L.C.	20%	Lehman	80%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	PI INVESTMENTS II, L.L.C.	DE	K. Hovnanian Investments II, L.L.C.	100%			Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	RR HOUSTON DEVELOPERS, LLC	TX	K. Hovnanian of Houston, LP	50%	Dickson Partners, LLC (25%) Tousa Homes, Inc. (25%)	25% 25%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	RR HOUSTON INVESTORS, LLC	TX	K. Hovnanian of Houston , LP	22%	J. Dickson Rogers, LP (25%) KB Homes Lone Star (31%) Tousa Homes, Inc. (22%)	25% 31% 22%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	THOMPSON RANCH JOINT DEVELOPMENT, L.L.C.	DE	K. Hovnanian at Thompson Ranch, LLC	20%	Thompson Ranch-Santa Clarita, LLC	80%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	WHI-REPUBLIC, LLC	VA	K. Hovnanian Homes of Virginia, Inc.	50%	Kramer/Republic, LLC	50%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LLC	WRIGHT FARM, LLC	VA	K. Hovnanian Homes of Virginia, Inc.	50%	US Home Corp.	50%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LP	PRESTON PARKER, LP	TX	Preston Parker, LLC (General Partner)	50%	Toll TX III, LP & Goodman Family of Builders, LP (limited partners)	50%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LP	RR HOUSTON DEVELOPMENT, L.P.	TX	K. Hovnanian of Houston, LP (49%) Tousa Ventures, LLC (49%)	49% 49%	RR Houston Developers, LLC	2%	Non-Restricted	Joint Venture	No	No
OTHER; Joint Venture; LP	RR HOUSTON INVESTMENT, L.P.	TX	K. Hovnanian of Houston, LP (21.5%) J. Dickson Rodgers, LP (24.5%) Tousa Ventures, LLC (21.5%) KB Homes Lone Star, LP (30.5%)	21.5% 24.5% 21.5% 30.5%	RR Houston Investor, LLC	2%	Non-Restricted	Joint Venture	No	No
OTHER; Non-Restricted Sub.	12TH* STREET RESIDENTIAL, LTD.	TX	K. Hovnanian of Houston II, L.P.	100% Invest./80% profit	Lakeland Development	20% profit	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	BRIGHTBEACH DEVELOPMENT, LTD.	TX	K. Hovnanian of Houston II, L.P.	100% Invest./80% profit	Lakeland Development	20% profit	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	BRIGHTCHASE, LTD.	TX	K. Hovnanian of Houston II, L.P.	100% Invest./80% profit	Texas Land Development, Inc.	20% profit	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	BRIGHTON HOMES AT WALDEN MANAGEMENT, L.L.C.	TX	K. Hovnanian of Houston II, L.P.	50%	BHHO, ltd.	50%	Non-Restricted	Subsidiary	Yes	No

**  If no percentage is indicated, 100% of entity is owned by the single member

19

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
OTHER; Non-Restricted Sub.	BRIGHTON HOMES AT WALDEN, LTD.	TX	K. Hovnanian of Houston II, L.P.	49.5%	BHHO, Ltd (49.5%) & Brighton Homes at Walden Mgt, L.L.C. (1%)	49.5% & 1%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	CAMBRIDGE MORTGAGE, L.L.C.	FL	K. Hovnanian American Mortgage, L.L.C.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	EASTERN TITLE AGENCY, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.	MD	Hovnanian Developments of Florida, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	FOUNDERS TITLE AGENCY, INC.	VA	K. Hovnanian Developments of Metro Washington, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	GOSLING ROAD DEVELOPMENT CO., INC.	TX	K. Hovnanian of Houston II, L.P.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	GOVERNOR’S ABSTRACT CO., INC.	PA	Eastern Title Agency, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	HEXTER FAIR LAND TITLE COMPANY I, INC.	TX	Goodman Family of Builders, L.P.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	HOMEBUYER’S MORTGAGE, INC.	MD	Hovnanian Enterprises, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	HOVNANIAN FINANCIAL SERVICES I, INC.	NJ	Hovnanian Enterprises, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	HOVNANIAN FINANCIAL SERVICES II, INC.	NJ	Hovnanian Enterprises, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	HOVNANIAN FINANCIAL SERVICES IV, INC.	NJ	Hovnanian Enterprises, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	HUNTER MILL VILLAGE, L.L.C.	VA	Hovnanian Land Investments Group of Virginia, L.L.C.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN AMERICAN MORTGAGE, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN AT MANALAPAN II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL II, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL III, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN CHESTERFIELD INVESTMENT, L.L.C.	NJ	K. Hovnanian Holdings NJ, L.L.C.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN COOPERATIVE, INC.	VA	Hovnanian Enterprises, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN INVESTMENT PROPERTIES, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	100%			Non-Restricted	Subsidiary	Yes	No

**  If no percentage is indicated, 100% of entity is owned by the single member

20

Type of Legal Entity	Legal Entity Name	State	Name of Hovnanian’s parent company, member, or shareholder **If no percentage is indicated in right hand column, 100% of entity is owned by the single member	If joint venture or has additional member, % controlled by Hovnanian or primary member **	If joint venture or has additional member, additional partner or multiple member name	Percentage ownership of partner or other member (if applicable)	Restricted or Non- Restricted Subsidiary	Subsidiary or Joint Venture or Corporate Office Subsidiary	Consolidated	Guarantor
OTHER; Non-Restricted Sub.	K. HOVNANIAN MORTGAGE, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN POLAND, SP .Z.O.O.	INTL	K. Hovnanian Enterprises, Inc.	69%	K. Hovnanian International, Inc.	31%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN PROPERTIES OF RED BANK, INC.	NJ	K. Hovnanian Developments of New Jersey, Inc.	100%			Non-Restricted	Corporate Office Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.	FL	Hovnanian Developments of Florida, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.	IL	Hovnanian Developments of Illinois, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN T&C HOMES AT MINNESOTA, L.L.C.	MN	K. Hovnanian Developments of Minnesota, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN TITLE REINSURANCE, INC.	VT	Hovnanian Enterprises, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN VENTURE I, L.L.C.	NJ	K. Hovnanian at Raritan I, Inc.	100%			Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, L.L.C.	CA	K. Hovnanian Developments of California, Inc.	100%	Structured Lot Option		Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	KINGS CROSSING AT MONTGOMERY, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	50%	M&M Investments, LP	50%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	MCKINLEY COURT, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	50%	Meyer Gold	50%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	NEW HOMEBUYERS TITLE CO. (VIRGINIA) L.L.C.	VA	K. Hovnanian Developments of Metro Washington, Inc.	50%	Nova Land Title Co.	50%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	NEW HOMEBUYERS TITLE COMPANY, L.L.C.	MD	K. Hovnanian Developments of Maryland, Inc.	50%	Real Pro, Inc.	50%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	NEW HOMEBUYERS TITLE COMPANY, L.L.C. [WEST VIRGINIA]	WV	K. Hovnanian Developments of West Virginia, Inc.	50%	George Street LLC	50%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	PARK TITLE COMPANY, LLC	TX	K. Hovnanian of Houston, L.P.	50%	K. Hovnanian of Houston II, L.P.	50%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	PARKWAY DEVELOPMENT COMPANY	NC	K. Hovnanian Companies of North Carolina, Inc.	50%	Monumental Life Insurance Company	50%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	PINNACLE MORTGAGE GROUP, INC.	OH	K. Hovnanian Developments of Ohio, Inc.	66.67%	Anthony Ciccarelli	33.33%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	TITLE GROUP II, L.L.C.	TN	Washington Homes, Inc.	50%	Richard McNeese	50%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	TOWN HOMES AT MONTGOMERY, L.L.C.	NJ	The Matzel & Mumford Organization, Inc.	50%	Meyer Gold	50%	Non-Restricted	Subsidiary	Yes	No
OTHER; Non-Restricted Sub.	TRINITY LIMITED TITLE AGENCY, INC.	FL	Hovnanian Developments of Florida, Inc.	100%			Non-Restricted	Subsidiary	Yes	No

**  If no percentage is indicated, 100% of entity is owned by the single member

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SCHEDULE 5.1.8

MATERIAL ADVERSE EVENTS SINCE OCTOBER 31, 2004

None.

SCHEDULE 5.1.12

CONSENTS AND APPROVALS

None.

EXHIBIT 1.1(A)

FORM OF

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interest identified below of all of the Assignor’s outstanding rights and obligations under the respective facilities identified below (including, to the extent included in any such facilities, letters of credit and swingline loans) (the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:	[and is an Affiliate(1)]

3.	Borrower:	K. Hovnanian Enterprises, Inc.

4.	Agent:	PNC Bank, National Association, as the agent under the Credit Agreement

5.	Credit Agreement:

The Fifth Amended and Restated Credit Agreement dated June 14, 2005 among K. Hovnanian Enterprises, Inc. (the “Borrower”), Hovnanian Enterprises, Inc., as a Guarantor, the Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent (the “Agent”)

(1)         Insert if applicable.

6.                                      Assigned Interest:

Facility Assigned		Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans(2)
	(3)	$	$		%
		$	$		%
		$	$		%

Effective Date:                          , 20     [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.](4)

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Title:

[Consented to and](5) Accepted:

PNC BANK, NATIONAL ASSOCIATION, as
Agent

By
Name:
Title:

(2)   Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

(3)   Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Credit Commitment”, “Term Loan Commitment”, etc.) The same percentage of each facility owned by the Assignor shall be assigned to the Assignee.

(4)  Assignor shall pay a fee of $3,500 to the Agent in connection with the Assignment.

(5)   To be added only if the consent of the Agent is required by the terms of the Credit Agreement.

2

[Consented to:](6)

[NAME OF BORROWER OR OTHER RELEVANT PARTY]

By
Name:
Title:

(6)   To be added only if the consent of the Borrower and/or other parties (e.g. Swingline Lender, L/C Issuer) is required by the terms of the Credit Agreement.

3

ANNEX 1

[                  ](7)

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT
AND ASSUMPTION AGREEMENT

1.                                      Representations and Warranties.

1.1                               Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Loan Documents”), or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.                            Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements, if any, of an eligible assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.3 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase the Assigned Interest on the basis of which it has made such analysis and decision, and (v) if Assignee is not incorporated or organized under the laws of the United States of America or any State thereof, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.                                      Payments.  From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.(8)

3.                                      General Provisions.  This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment.  This Assignment shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

(7)   Describe Credit Agreement at option of Agent.

(8)   Agent should consider whether this method conforms to its systems.  In some circumstances, the following alternative language may be appropriate:  “From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to or on or after the Effective Date.  The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.”

EXHIBIT 1.1(G)(1)

FORM OF
AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AND SURETYSHIP AGREEMENT (the “Guarantee”) is made and entered into June 14, 2005, by each of the entities listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), in favor of PNC BANK, NATIONAL ASSOCIATION, including its successors and assigns, as administrative agent for the Lenders under the Credit Agreement described below (the “Agent”).

BACKGROUND:

In order to induce the Lenders to make loans to K. Hovnanian Enterprises, Inc., a California corporation (the “Borrower”), in accordance with that certain Fifth Amended and Restated Credit Agreement of even date herewith (as it may hereafter from time to time be amended, restated, modified or supplemented, the “Credit Agreement”) by and among the Borrower, Hovnanian Enterprises, Inc. (one of the Guarantors), the Agent, and the Lenders now or hereafter party thereto (the “Lenders”), each Guarantor hereby unconditionally and irrevocably guarantees and becomes surety as though it was a primary obligor for the full and timely payment when due, whether at maturity, by declaration, acceleration or otherwise, of the principal of and interest and fees on all Obligations (as defined in the Credit Agreement), both those now in existence and those that shall hereafter be made, of the Borrower to the Agent and the Lenders under the Credit Agreement and the Notes issued by the Borrower in connection therewith and any extensions, renewals, replacements or refundings thereof, and each and every other obligation or liability (both those now in existence and those that shall hereafter arise and including, without limitation, all costs and expenses of enforcement and collection, including reasonable attorney’s fees) of the Borrower to the Lenders under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), and any extensions, renewals, replacements or refundings thereof (hereinafter referred to as the “Guaranteed Indebtedness”), whether or not such Guaranteed Indebtedness or any portion thereof shall hereafter be released or discharged or is for any reason invalid or unenforceable.

1.                                      Capitalized terms used herein and not otherwise defined herein shall have such meanings given to them in the Credit Agreement.

2.                                      Each Guarantor agrees to make such full payment forthwith upon demand of the Agent when the Guaranteed Indebtedness or any portion thereof is due to be paid by the Borrower to the Lenders, whether at stated maturity, by declaration, acceleration or otherwise.  Each Guarantor agrees to make such full payment irrespective of whether or not any one or more of the following events has occurred:  (i) the Agent has made any demand on the Borrower or the other Guarantors; (ii) the Agent has taken any action of any nature against the Borrower or the other Guarantors; (iii) the Agent has pursued any rights which it has against any other Person who may be liable for the Guaranteed Indebtedness; (iv) the Agent holds or has resorted to any security for the Guaranteed Indebtedness; or (v) the Agent has invoked any other remedy or right it has available with respect to the Guaranteed Indebtedness.  Each Guarantor further agrees to make full payment to the Lenders even if circumstances exist which otherwise constitute a legal or equitable discharge of such Guarantor as surety or guarantor.

3.                                      The terms, conditions and provisions of Section 5.1 [Representations and Warranties] of the Credit Agreement are incorporated herein by reference as if fully set forth in this Guarantee.  The Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, make the representations and warranties set forth in Section 5.1 [Representations and Warranties] of the Credit Agreement to the Agent and to each of the Lenders on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Section 6.1 [First Loans and Letters of Credit] and Section 6.2 [Each Additional Loan or Letter of Credit] of the Credit Agreement.  In addition, each Guarantor warrants to the Agent and the Lenders that: (i) no other agreement, representation or special condition exists between such Guarantor and the Agent or any Lender regarding the liability of such Guarantor hereunder, nor does any understanding exist between such Guarantor and any Lender that the obligations of such Guarantor hereunder are or will be other than as set forth herein; and (ii) as of the date hereof, such Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guarantee.

4.                                      Until all of the Guaranteed Indebtedness is paid in full, each Guarantor waives and agrees not to enforce any of the rights of such Guarantor against the Borrower or the other Guarantors, including, but not limited to: (i) any right of such Guarantor to be subrogated in whole or in part to any right or claim with respect to any Guaranteed Indebtedness or any portion thereof to the Lenders which might otherwise arise from payment by any Guarantor to the Lenders on the account of the Guaranteed Indebtedness or any portion thereof; and (ii) any right of any Guarantor to require the marshalling of assets of the Borrower or the other Guarantors which might otherwise arise from payment by any Guarantor to the Lenders on account of the Guaranteed Indebtedness or any portion thereof.  If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders and shall forthwith be paid to the Agent and the Lenders to be credited and applied upon the Guaranteed Indebtedness, whether matured or unmatured, in accordance with the terms of the Credit Agreement.  Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

5.                                      Each Guarantor waives promptness and diligence by the Lenders with respect to its rights under the Credit Agreement or any of the other Loan Documents, including, but not limited to, this Guarantee.

6.                                      Each Guarantor waives any and all notice with respect to:  (i) acceptance by the Agent on behalf of the Lenders of this Guarantee; (ii) the provisions of any note, instrument or agreement relating to the Guaranteed Indebtedness; and (iii) any default in connection with the Guaranteed Indebtedness.

7.                                      Each Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, and notice of protest in connection with the Guaranteed Indebtedness.

2

8.                                      Each Guarantor agrees that the Lenders may from time to time and as many times as the Lenders, in their sole discretion, deem appropriate, do any of the following without notice to any Guarantor and without adversely affecting the validity or enforceability of this Guarantee: (i) release, surrender, exchange, compromise, or settle the Guaranteed Indebtedness or any portion thereof; (ii) change, renew, or waive the terms of the Guaranteed Indebtedness or any portion thereof; (iii) change, renew, or waive the terms, including without limitation, the rate of interest charged to the Borrower or any Guarantor, of any note, instrument, or agreement relating to the Guaranteed Indebtedness or any portion thereof; (iv) grant any extension or indulgence with respect to the payment to the Lenders of the Guaranteed Indebtedness or any portion thereof; (v) enter into any agreement of forbearance with respect to the Guaranteed Indebtedness or any portion thereof; (vi) release, surrender, exchange or compromise any security held by the Agent on behalf of the Lenders for the Guaranteed Indebtedness; (vii) release any Person who is a guarantor or surety or who has agreed to purchase the Guaranteed Indebtedness or any portion thereof; and (viii) release, surrender, exchange or compromise any security or lien held by the Agent on behalf of the Lenders for the liabilities of any Person who is a guarantor or surety for the Guaranteed Indebtedness or any portion thereof.  Each Guarantor agrees that the Agent on behalf of the Lenders may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to any Guarantor, and that each Guarantor will remain liable for full payment to the Lenders of the Guaranteed Indebtedness.

9.                                      Each Guarantor agrees to be jointly and severally bound by the terms of this Guarantee and jointly and severally liable under this Guarantee.  As a result of such liability, each Guarantor acknowledges that the Lenders may, in their sole discretion, elect to enforce this Guarantee for the total Guaranteed Indebtedness against any Guarantor without any duty or responsibility to pursue the other Guarantors and that such an election by the Lenders shall not be a defense to any action the Agent on behalf of the Lenders may elect to take against any Guarantor.

10.                               If any amount owing hereunder shall have become due and payable (by acceleration or otherwise), any Lender and any branch, subsidiary or affiliate of any Lender anywhere in the world shall each have the right, at any time and from time to time to the fullest extent permitted by Law, in addition to all other rights and remedies available to it, without prior notice to any Guarantor, to set-off against and to appropriate and apply to such due and payable amounts any debt owing to, and any other funds held in any manner for the account of any Guarantor by any Lender or any such branch, subsidiary or affiliate including, without limitation, all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by any Guarantor with any Lender or such branch, subsidiary or affiliate.  Such right shall exist whether or not any Lender shall have given notice or made any demand hereunder or under any of the Notes or Loan Documents, whether or not such debt owing to or funds held for the account of any Guarantor is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guarantee or any other security, right or remedy available to any Lender.  Each Guarantor hereby consents to and confirms the foregoing arrangements, and confirms each Lenders rights and each such branch’s, subsidiary’s and affiliate’s rights of banker’s lien and set-off.

11.                               Each Guarantor recognizes and agrees that the Borrower, after the date hereof, may incur additional Obligations or other obligations, fees and expenses to the Lenders under the

3

Credit Agreement, refinance existing Guaranteed Indebtedness or pay existing Guaranteed Indebtedness and subsequently incur additional Obligations to the Lenders under the Credit Agreement, and that in any such transaction, even if such transaction is not now contemplated, the Lenders will rely in any such case upon this Guarantee and the enforceability thereof against each Guarantor and that this Guarantee shall remain in full force and effect with respect to such future Obligations of the Borrower to the Lenders and such Obligations shall for all purposes constitute Guaranteed Indebtedness.

12.                               Each Guarantor further agrees that, if at any time all or any part of any payment, from whomever received, theretofore applied by the Lenders to any of the Guaranteed Indebtedness is or must be rescinded or returned by the Lenders for any reason whatsoever including, without limitation, the insolvency, bankruptcy or reorganization of any Guarantor, such liability shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by any Lender, and this Guarantee shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by the Lenders had not been made.

13.                               Each Guarantor agrees that no failure or delay on the part of any Lender or of the Agent on behalf of the Lenders to exercise any of its rights, powers or privileges under this Guarantee shall be a waiver of such rights, powers or privileges or a waiver of any default, nor shall any single or partial exercise of any of the Agent’s or of any Lenders’ rights, powers or privileges preclude other or further exercise thereof or the exercise of any other right, power or privilege or be construed as a waiver of any default.  Each Guarantor further agrees that no waiver or modification of any rights of the Lenders or of the Agent under this Guarantee shall be effective unless in writing and signed by each Lender and the Agent.  Each Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of any Lender or of the Agent in any other respect.

14.                               Each Guarantor unconditionally agrees to pay all costs and expenses, including attorney’s fees, incurred by the Agent on behalf of the Lenders in enforcing this Guarantee against any Guarantor.

15.                               Each Guarantor agrees that this Guarantee and the rights and obligations of the parties hereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the State of New Jersey without giving effect to its principles of conflict of laws.

16.                               Each Guarantor acknowledges that in addition to binding itself to this Guarantee, at the time of execution of this Guarantee the Agent offered to such Guarantor a copy of this Guarantee in the form in which it was executed and that by acknowledging this fact such Guarantor may not later be able to claim that a copy of the Guarantee was not received by it.

17.                               Each Guarantor agrees that this Guarantee shall be binding upon each Guarantor and its successors and assigns; provided, however, that no Guarantor may assign or transfer any of its rights and obligations hereunder or any interest herein.  Each Guarantor further agrees that (i) this Guarantee is freely assignable and transferable by the Lenders in connection with any

4

assignment or transfer of the Guaranteed Indebtedness and (ii) this Guarantee shall inure to the benefit of the Lenders, and their successors and assigns.

18.                               Each Guarantor agrees that if any Guarantor fails to perform any covenant or agreement hereunder or if there occurs and continues to exist an Event of Default under the Credit Agreement, all or any part of the Guaranteed Indebtedness may be declared to be forthwith due and payable and, in the case of an Event of Default described in Section 8.1.14 [Involuntary Proceedings] or Section 8.1.15 [Voluntary Proceedings] of the Credit Agreement, the Guaranteed Indebtedness shall be immediately due and payable, in any case without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

19.                               Each Guarantor agrees that the enumeration of the Lenders’ rights and remedies set forth in this Guarantee is not intended to be exhaustive and the exercise by any of the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Loan Documents or which may now or hereafter exist at law or in equity or by suit or otherwise.

20.                               Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guarantee shall be given to each of the Guarantors at the address set forth below their respective names on the signature page hereof in the manner provided in Section 10.6 [Notices] of the Credit Agreement.

21.                               (a)                                 Each Guarantor agrees that the provisions of this Guarantee are severable, and in an action or proceeding involving any state or federal bankruptcy, insolvency or other law affecting the rights of creditors generally:

(i)                                     if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Guarantee in any jurisdiction.

(ii)                                  if this Guarantee would be held or determined to be void, invalid or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guarantee, then, notwithstanding any other provision of this Guarantee to the contrary, the aggregate amount of such liability shall, without any further action by the Lenders, such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is not greater than the greater of:

(A)                               the fair consideration actually received by such Guarantor under the terms of and as a result of the Loan Documents, including, without limiting the generality of the foregoing, and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guarantees, distributions or advances made to such Guarantor with the proceeds of any credit extended under the Loan Documents in exchange for its guaranty of the Guaranteed Indebtedness, or

5

(B)                               the excess of (1) the amount of the fair saleable value of the assets of such Guarantor as of the date of this Guarantee as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date thereof over (2) the amount of all liabilities of such Guarantor as of the date of this Guarantee, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date thereof.

(b)                                 If the guarantee by any one or more Guarantors of the Guaranteed Indebtedness is held or determined to be void, invalid or unenforceable, in whole or in part, such holding or determination shall not impair or affect:

(i)                                     the validity and enforceability of the guarantee hereunder by any other Guarantor, which shall continue in full force and effect in accordance with its terms; or

(ii)                                  the validity and enforceability of any clause or provision not so held to be void, invalid or unenforceable.

22.                               EACH GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE.  EACH GUARANTOR (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND EXECUTION AND DELIVERY HEREOF BY EACH GUARANTOR, AND (ii) ACKNOWLEDGES THAT THE ENTERING INTO OF THE CREDIT AGREEMENT BY THE LENDERS HAS BEEN INDUCED BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS SET FORTH IN THIS SECTION.

23.                               Each Guarantor (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Superior Court of New Jersey, Law Division, Middlesex County, or any successor to said court, and to the nonexclusive jurisdiction of the United States District Court for the District of New Jersey, or any successor to said court (hereinafter referred to as the “New Jersey Courts”) for purposes of any suit, action or other proceeding which relates to this Guarantee or any other Loan Document, (ii) to the extent permitted by applicable Law, hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the New Jersey Courts; that such suit, action or proceeding is brought in an inconvenient forum; that the venue of such suit, action or proceeding is improper; or that this Guarantee or any Loan Document may not be enforced in or by the New Jersey Courts, (iii) hereby agrees not to seek, and hereby waives, any collateral review by any other court, which may be called upon to enforce the judgment of any of the New Jersey Courts, of the merits of any such suit, action or proceeding or the jurisdiction of the New Jersey Courts, and (iv) waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail addressed as provided in Section 20 hereof and service so made shall be deemed to be completed upon actual receipt thereof.  Nothing herein shall limit any Lenders right to bring any suit, action or other proceeding

6

against any Guarantor or any of any Guarantor’s assets or to serve process on any Guarantor by any means authorized by Law.

24.                               Each Guarantor waives all defenses based on suretyship not specifically waived.

25.                               At any time when the Borrower wishes to cause the Lenders to release a Guarantor from its obligations under this Guarantee (whether directly or in connection with the designation of a Restricted Subsidiary as a Non-Restricted Person), the consent of the Lenders shall be required as described below and shall be subject to the other provisions of this Section 25.

(a)                                 For the release of (i) any Guarantor whose assets are principally comprised of residential or commercial property which is leased or held for the purposes of leasing to unaffiliated third parties or (ii) any Guarantor in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment less than $1,000,000 or (iii) Corporate Office Subsidiary incident to it becoming an Non-Restricted Person or (iv) any Guarantor at the time such Guarantor enters into a newly-formed Joint Venture with a person which is not an Affiliate of the Loan Parties and transfers all or a substantial portion of its assets to such Joint Venture provided that such Guarantor is a Non-Restricted Person (or simultaneously with Borrower’s request for such release the Borrower has designated such Guarantor as a “Non-Restricted Person” in compliance with Section 2.11.2 of the Credit Agreement), no consent of the Lenders shall be required and such request of the Borrower shall be granted absent an Event of Default or Potential Default, effective on the date specified by the Borrower which shall not be earlier than five (5) Business Days after the receipt by the Agent of such request;

(b)                                 For the release of any Guarantor (not described in clause 26(a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $1,000,000 and less than $5,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of Required Lenders shall be required; and

(c)                                  For the release of Hovnanian or any Guarantor (not described in clause 26(a)(i) hereof) in which any Loan Party (or Loan Parties in the aggregate) has, at the time of such release, a Subsidiary Investment greater than or equal to $5,000,000 (except Corporate Office Subsidiary, if otherwise applicable), the consent of 100% of the Lenders shall be required.

(d)                                 The designation of a Person as a Non-Restricted Person for any reason shall not itself constitute a release of any Guarantor and any such release of such Person shall be in accordance with Section 2.11 of the Credit Agreement.

26.                               All of the terms, conditions and provisions of Sections 7.1 [Affirmative Covenants], Section 7.2 [Negative Covenants] and Section 7.3 [Reporting Requirements] of the Credit Agreement are incorporated herein by reference as if fully set forth herein.  Each of the Guarantors, jointly and severally, without any further act or undertaking or the occurrence of any other event, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all

7

Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations under the Credit Agreement and the satisfaction of the Guaranteed Indebtedness under this Guarantee and termination of the Commitments, they shall comply with the affirmative covenants set forth in Section 7.1 [Affirmative Covenants] of the Credit Agreement, comply with the negative covenants set forth in Section 7.2 [Negative Covenants] of the Credit Agreement and comply Letters of Credit, satisfaction of all of the Loan Parties’ other Obligations under the Credit Agreement and the satisfaction of the Guaranteed Indebtedness under this Guarantee and termination of the Commitments, they shall comply with the affirmative covenants set forth in Section 7.1 [Affirmative Covenants] of the Credit Agreement, comply with the negative covenants set forth in Section 7.2 [Negative Covenants] of the Credit Agreement and comply with Section 7.3 [Reporting Requirements] of the Credit Agreement.  In particular, each of the Guarantors shall not own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Guarantee as a Guarantor on the Closing Date, (ii) any Subsidiary formed or acquired after the Closing Date which joins this Guarantee as a Guarantor pursuant to Section 27 below or (iii) any Non-Restricted Person.  To the extent that the obligations set forth in Section 7.3 [Reporting Requirements] are obligations which, by their nature, can only be performed and/or satisfied by the Borrower and/or by Hovnanian, each of the Guarantors shall fully cooperate with the Borrower and with Hovnanian in their respective efforts to comply with their respective obligations set forth therein.

27.          Any Subsidiary of Hovnanian which is required to join this Guarantee as a Guarantor pursuant to Section 26 hereof or which is to become a Restricted Subsidiary shall execute and deliver to the Agent (i) a Guarantor Joinder pursuant to which it shall join as a Guarantor this Guarantee; and (ii) at the request of the Agent, documents in the forms described in Section 6.1 [First Loans and Letters of Credit] of the Credit Agreement, modified as appropriate to relate to such new Guarantor.  Such new Guarantor shall deliver such Guarantor Joinder and any related documents that the Agent may reasonably request to the Agent after the formation thereof and its designation as a Restricted Subsidiary, and such Subsidiary shall not be a Restricted Subsidiary until the delivery and effectiveness of the items required herein.

28.          All of the representations and warranties of the Guarantors contained herein (either directly or indirectly) or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of the Credit Agreement by any other party, including the Agent and the Lenders, any investigation by the Agent or the Lenders, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans.  All covenants and agreements of the Guarantors contained in this Guarantee shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit under the Credit Agreement, and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit.

29.          Notwithstanding the other provisions contained herein, at such time as the Guaranteed Indebtedness shall have been paid in full, this Guarantee and all obligations of the Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party.  At the request and sole expense of the Guarantors, following any such termination, the Agent shall execute and deliver to the Guarantors such documents as the Guarantors shall reasonably request to evidence such termination.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

8

[SIGNATURE PAGE 1 OF 35 TO THE GUARANTY AGREEMENT]

IN WITNESS WHEREOF, each Guarantor and the Agent, intending to be legally bound, have executed this Guarantee on the date first above written.

HOVNANIAN ENTERPRISES, INC.

By:
Name:	J. Larry Sorsby
Title:	Executive Vice President and Chief Financial Officer

ARROW PROPERTIES, INC.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

K. HOV INTERNATIONAL, INC.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT BALLANTRAE, INC.

K. HOVNANIAN AT BERNARDS IV, INC.

K. HOVNANIAN AT BRANCHBURG III, INC.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER VI, INC.

K. HOVNANIAN AT BURLINGTON III, INC.

K. HOVNANIAN AT BURLINGTON, INC.

K. HOVNANIAN AT CALABRIA, INC.

K. HOVNANIAN AT CARMEL DEL MAR, INC.

K. HOVNANIAN AT CASTILE, INC.

K. HOVNANIAN AT CHAPARRAL, INC.

[SIGNATURE PAGE 2 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT CLARKSTOWN, INC.

K. HOVNANIAN AT CRESTLINE, INC.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST WHITELAND I, INC.

K. HOVNANIAN AT FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HACKETTSTOWN, INC.

K. HOVNANIAN AT HIGHLAND VINEYARDS, INC.

K. HOVNANIAN AT HOPEWELL IV, INC.

K. HOVNANIAN AT HOPEWELL VI, INC.

K. HOVNANIAN AT HOWELL TOWNSHIP, INC.

K. HOVNANIAN AT KINGS GRANT I, INC.

K. HOVNANIAN AT KLOCKNER FARMS, INC.

K. HOVNANIAN AT LA TERRAZA, INC.

K. HOVNANIAN AT LA TROVATA, INC.

K. HOVNANIAN AT LAKEWOOD, INC.

K. HOVNANIAN AT LOWER SAUCON, INC.

K. HOVNANIAN AT MAHWAH II, INC.

K. HOVNANIAN AT MAHWAH V, INC.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MAHWAH VII, INC.

K. HOVNANIAN AT MANALAPAN, INC.

K. HOVNANIAN AT MARLBORO II, INC.

[SIGNATURE PAGE 3 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT MARLBORO TOWNSHIP IV, INC.

K. HOVNANIAN AT METRO DC SOUTH, INC.

K. HOVNANIAN AT MONTCLAIR NJ, INC.

K. HOVNANIAN AT MONTGOMERY I, INC.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHLAKE, INC.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC.

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT PERKIOMEN I, INC.

K. HOVNANIAN AT PERKIOMEN II, INC.

K. HOVNANIAN AT PLAINSBORO III, INC.

K. HOVNANIAN AT PRINCETON, INC.

K. HOVNANIAN AT RANCHO CRISTIANITOS, INC.

K. HOVNANIAN AT RESERVOIR RIDGE, INC.

K. HOVNANIAN AT SAN SEVAINE, INC.

K. HOVNANIAN AT SARATOGA, INC.

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SCOTCH PLAINS II, INC.

K. HOVNANIAN AT SCOTCH PLAINS, INC.

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOUTH BRUNSWICK III, INC.

[SIGNATURE PAGE 4 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT SOUTH BRUNSWICK V, INC.

K. HOVNANIAN AT STONE CANYON, INC.

K. HOVNANIAN AT STONY POINT, INC.

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT TANNERY HILL, INC.

K. HOVNANIAN AT THE BLUFF, INC.

K. HOVNANIAN AT THE CEDARS, INC.

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TIERRASANTA, INC.

K. HOVNANIAN AT TUXEDO, INC.

K. HOVNANIAN AT UNION TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP I, INC.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT VAIL RANCH, INC.

K. HOVNANIAN AT WALL TOWNSHIP VI, INC.

K. HOVNANIAN AT WALL TOWNSHIP VIII, INC.

K. HOVNANIAN AT WASHINGTONVILLE, INC.

K. HOVNANIAN AT WAYNE III, INC.

K. HOVNANIAN AT WAYNE V, INC.

K. HOVNANIAN AT WILDROSE, INC.

K. HOVNANIAN COMPANIES NORTHEAST, INC.

[SIGNATURE PAGE 5 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF METRO WASHINGTON, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF NORTH CAROLINA, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN CONSTRUCTION II, INC.

K. HOVNANIAN CONSTRUCTION III, INC.

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN DEVELOPMENT OF METRO WASHINGTON, INC.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

[SIGNATURE PAGE 6 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF METRO WASHINGTON, INC.

K. HOVNANIAN DEVELOPMENTS OF MICHIGAN, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN EQUITIES, INC.

K. HOVNANIAN FORECAST HOMES, INC.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF VIRGINIA, INC.

[SIGNATURE PAGE 7 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN INVESTMENT PROPERTIES OF NEW JERSEY, INC.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF NEWARK URBAN RENEWAL CORPORATION, INC.

K. HOVNANIAN PROPERTIES OF NORTH BRUNSWICK V, INC.

K. HOVNANIAN PROPERTIES OF WALL, INC.

KHC ACQUISITION, INC.

LANDARAMA, INC.

M&M AT LONG BRANCH, INC.

MATZEL & MUMFORD OF DELAWARE, INC.

MCNJ, INC.

PINE BROOK COMPANY, INC.

REFLECTIONS OF YOU INTERIORS, INC.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

THE MATZEL & MUMFORD ORGANIZATION, INC.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES OF TENNESSEE, INC.

WESTMINSTER HOMES, INC.

WH LAND I, INC.

[SIGNATURE PAGE 8 OF 35 TO THE GUARANTY AGREEMENT]

WH PROPERTIES, INC.

By:
J. Larry Sorsby
On behalf of, and as Executive Vice President and Chief Financial Officer of each of the foregoing corporations

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF D.C., L.L.C.

By:	K. Hovnanian Developments of D.C., Inc., as the sole member of the foregoing limited liability company

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF NORTH CAROLINA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOVNANIAN AT KING FARM, L.L.C.

K. HOVNANIAN AT RODERUCK. L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN COMPANIES OF METRO D.C. NORTH, L.L.C.

[SIGNATURE PAGE 9 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

RIDGEMORE UTILITY, L.L.C.

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WESTMINSTER HOMES OF ALABAMA, L.L.C.

WESTMINSTER HOMES OF MISSISSIPPI, L.L.C.

WOODLAND LAKES CONDOS @ BOWIE NEWTOWN, L.L.C.

By:	K. Hovnanian Developments of Maryland, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

DULLES COPPERMINE, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF VIRGINIA, L.L.C.

K. HOVNANIAN AT LAKE RIDGE CROSSING, L.L.C.

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

[SIGNATURE PAGE 10 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN FOUR SEASONS AT HISTORIC VIRGINIA, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, L.L.C.

K. HOVNANIAN HOMES AT LAUREL HIGHLANDS, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

By:	K. Hovnanian Developments of Metro Washington, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

EDISON CONTRACT SERVICES, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BERNARDS V, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C

K. HOVNANIAN AT CAMDEN I, L.L.C.

[SIGNATURE PAGE 11 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE IV, L.L.C.

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CLIFTON II, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT CURRIES WOODS, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

[SIGNATURE PAGE 12 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT HAMBURG CONTRACTORS, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT LAFAYETTE ESTATES, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LINWOOD, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR CONTRACTORS, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C.

K. HOVNANIAN AT LONG BRANCH I, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

[SIGNATURE PAGE 13 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MIDDLETOWN, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE III, L.L.C.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MT. OLIVE TOWNSHIP, L.L.C.

K. HOVNANIAN AT NORTH BERGEN II, L.L.C.

K. HOVNANIAN AT NORTH BERGEN, L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

[SIGNATURE PAGE 14 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT READINGTON II, L.L.C.

K. HOVNANIAN AT RED BANK, L.L.C.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SMITHVILLE III, L.L.C.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT SPRINGFIELD, L.L.C.

K. HOVNANIAN AT TEANECK, L.L.C.

K. HOVNANIAN AT UNION TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT WANAQUE, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

[SIGNATURE PAGE 15 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE VIII, L.L.C.

K. HOVNANIAN AT WEST MILFORD, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WOODHILL ESTATES, L.L.C.

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN INVESTMENTS, L.L.C.

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.LC.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.K. HOVNANIAN T&C INVESTMENT, L.L.C.

K. HOVNANIAN’S PRIVATE HOME PORTFOLIO, L.L.C.

[SIGNATURE PAGE 16 OF 35 TO THE GUARANTY AGREEMENT]

KHIP, L.L.C.By: K. Hovnanian Holdings NJ, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:	K. Hovnanian Developments of New Jersey, Inc., as member

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF CALIFORNIA, L.L.C.

K. HOVNANIAN AT 4S II, L.L.C.

K. HOVNANIAN AT 4S, L.L.C.

K. HOVNANIAN AT ACQUA VISTA, L.L.C.

K. HOVNANIAN AT ALISO, L.L.C.

K. HOVNANIAN AT ARBOR HEIGHTS, L.L.C.

[SIGNATURE PAGE 17 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT BELLA LAGO, L.L.C.

K. HOVNANIAN AT BRIDLEWOOD, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARMEL VILLAGE, L.L.C.

K. HOVNANIAN AT CITY IN THE HILLS, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, L.L.C.

K. HOVNANIAN AT EASTLAKE, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, L.L.C.

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT HIGHWATER, L.L.C.

K. HOVNANIAN AT LA COSTA, L.L.C

K. HOVNANIAN AT LA HABRA KNOLLS, L.L.C.

K. HOVNANIAN AT MENIFEE, L.L.C.

K. HOVNANIAN AT MOSAIC, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, L.L.C.

K. HOVNANIAN AT PACIFIC BLUFFS, L.L.C.

K. HOVNANIAN AT PARK LANE, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, L.L.C.

K. HOVNANIAN AT RIVERBEND II, L.L.C.

K. HOVNANIAN AT RIVERBEND, L.L.C.

K. HOVNANIAN AT ROWLAND HEIGHTS, L.L.C.

[SIGNATURE PAGE 18 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT SHELF COMPANY, L.L.C.

K. HOVNANIAN AT SKYE ISLE, L.L.C.

K. HOVNANIAN AT SUNSETS, L.L.C.

K. HOVNANIAN AT THE CROSBY, L.L.C.

K. HOVNANIAN AT THE GABLES, L.L.C.

K. HOVNANIAN AT THE PRESERVE, L.L.C.

K. HOVNANIAN AT THOMPSON RANCH, L.L.C.

K. HOVNANIAN AT TRAIL RIDGE, L.L.C.

K. HOVNANIAN AT WINCHESTER, L.L.C.

K. HOVNANIAN T&C MANAGEMENT CO., L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT MENIFEE VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, L.L.C.

[SIGNATURE PAGE 19 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN’S FOUR SEASONS, L.L.C.

By:	K. Hovnanian Developments of California, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOLDINGS NJ, L.L.C.

By:	K. Hovnanian Developments of New Jersey, Inc., as member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 20 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT NORTHAMPTON. L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT WEST BRADFORD, L.L.C.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

[SIGNATURE PAGE 21 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

By:	K. Hovnanian Companies of Pennsylvania, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN WINDWARD HOMES, L.L.C.

[SIGNATURE PAGE 22 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

By:	Hovnanian Developments of Florida, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN COMPANIES, LLC

By:	K. Hovnanian Enterprises, Inc., as member of the foregoing limited liability company.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

AND

By:	K. Hovnanian Developments of New Jersey II, Inc., as member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 23 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

By:	K. Hovnanian at Perkiomen II, Inc., as the sole member of the foregoing limited liability company.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, L.L.C.

By:	K. Hovnanian Developments of South Carolina, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

[SIGNATURE PAGE 24 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN GREAT WESTERN HOMES, L.L.C.

By:	K. Hovnanian Developments of Arizona, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

By:	K. Hovnanian Developments of Minnesota, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

[SIGNATURE PAGE 25 OF 35 TO THE GUARANTY AGREEMENT]

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

By:	K. Hovnanian Developments of Ohio, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

By:	K. Hovnanian Developments of West Virginia, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 26 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN SUMMIT HOMES OF MICHIGAN, L.L.C.

By:	K. Hovnanian Developments of Michigan, Inc., as the sole member of the foregoing limited liability company.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

KINGS COURT AT MONTGOMERY, L.L.C.

M&M AT CHESTERFIELD, L.L.C.

M&M AT KENSINGTON WOODS, L.L.C.

M&M AT WEST ORANGE, L.L.C.

M&M AT APPLE RIDGE, L.L.C.

M&M AT BROOKHILL, L.L.C.

M&M AT EAST MILL, L.L.C.

M&M AT HERITAGE WOODS, L.L.C.

M&M AT MORRISTOWN, L.L.C.

M&M AT SHERIDAN, L.L.C.

M&M AT SPARTA, L.L.C.

M&M AT SPINNAKER POINTE, L.L.C.

M&M AT SPRUCE HOLLOW, L.L.C.

M&M AT SPRUCE MEADOWS, L.L.C.

M&M AT SPRUCE RUN, L.L.C.

[SIGNATURE PAGE 27 OF 35 TO THE GUARANTY AGREEMENT]

M&M AT THE HIGHLANDS, L.L.C.

MATZEL & MUMFORD AT CRANBURY KNOLL, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT FREEHOLD, L.L.C.

MATZEL & MUMFORD AT HERITAGE LANDING, L.L.C.

MATZEL & MUMFORD AT MONTGOMERY, L.L.C.

MATZEL & MUMFORD AT PHILLIPSBURG, L.L.C.

MATZEL & MUMFORD AT SOUTH BRUNSWICK, L.L.C.

MATZEL & MUMFORD AT WOODLAND CREST, L.L.C.

THE LANDINGS AT SPINNAKER POINTE, L.L.C.

By:	The Matzel & Mumford Organization, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 28 OF 35 TO THE GUARANTY AGREEMENT]

M&M AT ROBERT MORRIS, L.L.C.

M&M AT TAMARACK HOLLOW, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MMIP, L.L.C.

By:	M&M Investments, LP, as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE. L.L.C.

PADDOCKS, L.L.C.

[SIGNATURE PAGE 29 OF 35 TO THE GUARANTY AGREEMENT]

PINE AYR, L.L.C.

By:	K. Hovnanian Homes of Maryland, L.L.C., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

HOVNANIAN LAND INVESTMENT GROUP OF TEXAS, L.L.C.

By:	Goodman Family of Builders, L.P., as the sole member of each of the foregoing limited liability companies.

	By:	K. Hovnanian Developments of Florida, as general partner of each of the foregoing limited partnerships.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 30 OF 35 TO THE GUARANTY AGREEMENT]

NORTH MANATEE, L.L.C.

By:	Hovnanian Land Investment Group of Florida, L.L.C., as the sole member of the foregoing limited liability company.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT YONKERS I, L.L.C.

K. HOVNANIAN AT YONKERS II,L.L.C.

[SIGNATURE PAGE 31 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN AT YONKERS III, L.L.C.

By:	K. Hovnanian at Northern Westchester, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY CONDOMINIUM, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT DULLES DISCOVERY, L.L.C.

By:	K. Hovnanian Development of Metro Washington, Inc., as the sole member of each of the foregoing limited liability companies.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 32 OF 35 TO THE GUARANTY AGREEMENT]

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

By:	K. Hovnanian Developments of Delaware, Inc., as the sole member of the foregoing limited liability company.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

K. HOVNANIAN AT MENIFEE VALLEY CONDOMINIUMS, L.L.C.

By:	K. Hovnanian’s Four Seasons At Menifee Valley, L.L.C.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 33 OF 35 TO THE GUARANTY AGREEMENT]

GOODMAN FAMILY OF BUILDERS, L.P.

By:	K. Hovnanian Developments of Florida, as general partner of the foregoing limited partnership.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

K. HOVNANIAN OF HOUSTON II, L.P.

K. HOVNANIAN OF HOUSTON, L.P.

By:	K. Hovnanian Developments of Texas, Inc., as general partner of each of the foregoing limited partnerships.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

[SIGNATURE PAGE 34 OF 35 TO THE GUARANTY AGREEMENT]

M&M INVESTMENTS, L.P.

By:	The Matzel & Mumford Organization, Inc., as general partner of the foregoing limited partnership.

By:
J. Larry Sorsby
Executive Vice President and Chief Financial Officer

Attest:
Peter S. Reinhart
Secretary

Address for Notices for each of the foregoing Guarantors:

c/o K. Hovnanian Enterprises, Inc.
10 Route 35, P.O. Box 500
Red Bank, NJ 07701
Attention: Kevin C. Hake
Telephone: (732) 747-7800
Telecopy: (732) 747-6835

[SIGNATURE PAGE 35 OF 35 TO THE GUARANTY AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
as Agent

By:
Name:
Title:

EXHIBIT 1.1.(G)(2)

FORM OF
JOINDER AND ASSUMPTION AGREEMENT

This JOINDER AND ASSUMPTION AGREEMENT is made                       by                                  , a                                  (the “New Guarantor”).

BACKGROUND

Reference is made to (i) the Fifth Amended and Restated Credit Agreement dated June 14, 2005 as the same has been made and may be modified, supplemented or amended, including on the date hereof, (the “Agreement”) among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders now or hereafter party thereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for itself and the other Lenders under the Credit Agreement (the “Agent”), (ii) the Guaranty Agreement of each of the Guarantors issued to Lenders and Agent, as the same may be modified, supplemented or amended, and (iii) the other Loan Documents referred to in the Agreement, as the same may be modified, supplemented or amended.  Capitalized terms defined in the Agreement are used herein as defined therein.

In consideration of the New Guarantor becoming a Guarantor entitled to receive loans or advances from Borrower under the terms of the Agreement and in consideration of the value of the synergistic benefits received by New Guarantor as a result of becoming affiliated with Borrower and the Guarantors, the New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Guarantor under the Agreement, the Guaranty Agreement and each of the other Loan Documents to which the Guarantors are a party and agrees that from the date hereof and so long as the Commitment of any Lender shall remain outstanding and until the payment in full of the Loans and the Notes and the performance of all other obligations of Borrower under the Loan Documents, New Guarantor has assumed the obligations of a Guarantor under, and New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Agreement, the Guaranty Agreement and each of the other Loan Documents which are stated to apply to or are made by a Guarantor.  Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth in Section 5 of the Agreement is true and correct as to New Guarantor on and as of the date hereof as if made on and as of the date hereof by New Guarantor and (ii) New Guarantor has heretofore received a true and correct copy of the Agreement, the Guaranty Agreement and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

New Guarantor hereby makes, affirms, and ratifies in favor of the Lenders and the Agent the Agreement, the Guaranty Agreement and each of the other Loan Documents given by the Guarantors to Agent and any of the Lenders.

In furtherance of the foregoing, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary or proper in the opinion of Agent to carry out more effectively the provisions and purposes of this Joinder and Assumption Agreement.

IN WITNESS WHEREOF, the New Guarantor has duly executed this Joinder and Assumption Agreement and delivered the same to the Agent for the benefit of the Lenders, as of the date and year first above written.

[NAME OF NEW GUARANTOR]

By:

Title:

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:

Title:

2

EXHIBIT 1.1 (R)

FORM OF
[AMENDED AND RESTATED] REVOLVING CREDIT NOTE

Pittsburgh, Pennsylvania
$	, 2005

FOR VALUE RECEIVED, the undersigned, K. HOVNANIAN ENTERPRISES, INC., a California corporation (herein called the “Borrower”), hereby promises to pay to the order of                                         (the “Lender”) the lesser of (i) the principal sum of                                         U.S. Dollars (U.S. $                           ), and (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section 2.1 of the Fifth Amended and Restated Credit Agreement dated June 14, 2005 among the Borrower, Hovnanian Enterprises, Inc., as a Guarantor, the Lenders now or hereafter party thereto, PNC Bank, National Association, as administrative agent for the Lenders (the “Agent”) and the Lender (the “Credit Agreement”), payable on the Expiration Date.

The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 3.1 of, or as otherwise provided in, the Credit Agreement.

To the extent permitted by Law, upon the occurrence of an Event of Default under Sections 8.1.1, 8.1.10, 8.1.14 and/or 8.1.15 of the Credit Agreement, or the Obligations are accelerated under the Credit Agreement, and until such time such Event of Default shall have been cured or waived, the Borrower shall pay interest on all past due principal and all past due accrued interest thereon and fees and expenses and each other past due Obligation at a rate per annum equal to the sum of the rate of interest applicable under the Base Rate Option plus an additional three hundred basis points (3.0% per annum) from the time such Obligation becomes due and payable and until it is paid in full (the “Default Rate”).

Interest on this Revolving Credit Note will be payable as provided in the Credit Agreement.

If any payment or action to be made or taken hereunder shall be stated to be or become due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day (or the prior Business Day in respect of certain Revolving Credit Loans to which the LIBO-Rate Option applies) and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the Principal Office of the Agent, in lawful money of the United States of America in immediately available funds.

1

This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions, security interests or liens contained or granted therein.  The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender, the Agent and their successors and assigns.  All references herein to the “Borrower”, the “Lender” and the “Agent” shall be deemed to apply to the Borrower, the Lender and the Agent, respectively, and their respective successors and assigns.

[This Note replaces and supersedes the Amended and Restated Revolving Credit Note dated June 18, 2004, in the principal amount of $                        , (the “Prior Note”).  To the extent that the principal balance of this Note includes the Borrower’s indebtedness hitherto evidenced by the Prior Note, this Note (i) merely re-evidences the indebtedness hitherto evidenced by the Prior Note, (ii) is given as substitution for, and not as payment of, the Prior Note, and (iii) is in no way intended to constitute a novation of the Prior Note.  Maker hereby agrees that this Note shall in all respects take the place of and include the principal amount of the Prior Note.]

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of New Jersey without giving effect to its conflicts of law principles.

2

[SIGNATURE PAGE 1 OF 1 TO REVOLVING CREDIT NOTE]

IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers.

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

3

EXHIBIT 1.1(S)

FORM OF
SWING LOAN NOTE

$	East Brunswick, New Jersey

FOR VALUE RECEIVED, the undersigned, K. HOVNANIAN ENTERPRISES, INC., a California corporation (herein called the “Borrower”), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Lender”), the lesser of (i) the principal sum of                         U.S. Dollars (U.S. $                     ) and (ii) the aggregate unpaid principal amount of all “Swing Loans” made by the Lender to the Borrower pursuant to the Fifth Amended and Restated Credit Agreement dated June 14, 2005, among the Borrower, Hovnanian Enterprises, Inc., as Guarantor, the Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent (the “Agent”) (as amended, the “Credit Agreement”), payable on the Expiration Date.  The Borrower shall pay interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate provided in the Credit Agreement.

Interest hereon will be payable at the times specified in the Credit Agreement.

If any payment of principal or interest on this Note shall be requested or is payable on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with payment.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the Principal Office of the Agent in lawful money of the United States of America in immediately available funds.

This Note is the Swing Loan Note and is subject to the provisions of, and is entitled to the security provided for in and the other benefits of the Credit Agreement and the other Loan Documents.

Except as otherwise provided in the Credit Agreement, the Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings assigned to such terms in the Credit Agreement.

This Note shall bind the Borrower and its respective successors and assigns, and the benefits hereof shall inure to the benefit of the Agent, the Lenders and their successors and assigns.  All references herein to the “Borrower,” the “Agent” and the “Lenders” shall be deemed to apply to the Borrower, the Agent and the Lenders, respectively, and their respective successors and assigns.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the State of New Jersey without giving effect to the principles of conflict of laws.

2

[SIGNATURE PAGE 1 0F 1 TO SWING LOAN NOTE]

IN WITNESS WHEREOF, the undersigned has executed this Note by its duly authorized officers.

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

3

EXHIBIT 2.4.1

FORM OF
LOAN REQUEST

TO:	PNC BANK, NATIONAL ASSOCIATION, as agent
Telephone No.: 732-220-3566
Telecopier No.: 732-220-3744
Attention: Mr. Douglas G. Paul

FROM:	K. HOVNANIAN ENTERPRISES, INC.

RE: Fifth Amended and Restated Credit Agreement (the “Credit Agreement”) dated June 14, 2005 by and between K. HOVNANIAN ENTERPRISES, INC. (the “Company”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders from time to time parties thereto, and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

A.            Pursuant to Section 2.4 of the Credit Agreement the undersigned hereby makes the following Loan Request:

1.

Aggregate Principal Amount of Loan [amount shall be in integral multiples of $500,000 and not be less than $2,500,000 for each Borrowing Tranche to which the LIBO-Rate Option applies and amount shall be in integral multiples of $100,000 and not be less than $500,000 for each Borrowing Tranche to which to the Base Rate Option applies]

U.S. $

2.

Proposed Borrowing Date: [must be at least 3 Business Days after receipt by 11:00 a.m. by Agent of this Loan Request with respect to Loans to which the LIBO-Rate Option applies and no earlier than the same day with respect to Loans to which the Base Rate Option applies]

3.	Place of Payment:

4.	Length of Interest Period (if LIBO-Rate Option elected): [must be: one, two, three or six months]

B.         Borrower elects that interest on the Loan requested hereby shall be based on the LIBO-Rate Option/Base Rate Option (circle one) and shall be calculated in accordance with Section 3 of the Credit Agreement.

C.         As of the date hereof and the date of making of the Loan:  the representations and warranties contained in Section 5 of the Credit Agreement are and will be true in all material respects (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true in all material respects on and as of the specific date referred to therein); and no Event of Default or Potential Default has occurred and is continuing or shall exist. The undersigned certifies to the accuracy of the foregoing.

K. HOVNANIAN ENTERPRISES, INC.

Date:	By:
Name:
Title:

EXHIBIT 2.4.2

FORM OF
SWING LOAN REQUEST

TO:	PNC BANK, NATIONAL ASSOCIATION
Telephone No.: 732-220-3566
Telecopier No.: 732-220-3744
Attention: Mr. Douglas G. Paul

FROM:	K. HOVNANIAN ENTERPRISES, INC.

RE:

Fifth Amended and Restated Credit Agreement (the “Credit Agreement”) dated June 14, 2005 by and among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders now or hereafter party thereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”), as amended, restated, supplemented or modified from time to time.

Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

Pursuant to Section 2.4.2 of the Credit Agreement, the undersigned hereby makes the following Swing Loan Request:

1.	Aggregate Principal Amount of Swing Loans: [amount shall not be less than $100,000]	US$

2.	Proposed Borrowing Date: [this Swing Loan Request must be delivered to PNC Bank not later than 2:00 p.m. Eastern time on the proposed Borrowing Date]

3.	As of the date hereof and the date of making of the Swing Loan requested hereby: the representations and warranties of the Loan Parties contained in Section 5 of the Credit Agreement and in the other Loan Documents are and will be true in all material respects (except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties were true in all material respects on and as of the specific dates or times referred to therein); and no Event of Default or Potential Default has occurred and is continuing or shall exist.

The undersigned hereby certifies the accuracy of the foregoing.

K. HOVNANIAN ENTERPRISES, INC.

Date:	By:
Name:
Title:

2

EXHIBIT 2.12.1-1

FORM OF
REVOLVING CREDIT COMMITMENT INCREASE AGREEMENT

This Revolving Credit Commitment Increase Agreement (the “Acknowledgement”) is made                            by                          , a                                                                             (the “Increasing Bank”).

Background

Reference is made to the Fifth Amended and Restated Credit Agreement dated June 14, 2005 (the “Agreement”) by and among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders now or hereafter party thereto, and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for itself and the other Lenders under the Credit Agreement (the “Agent”).  Capitalized terms defined in the Agreement are used herein as defined therein.

Agreement

The Increasing Lender, and each of the other parties hereto agree that, except as set forth below, effective as of the date hereof it shall increase its commitment by $                           so that its total commitment shall be $                       .  The Increasing Lender hereby acknowledges that it has heretofore received a new Note in the amount of the commitment as increased as set forth above.

Reference is made to Section 2.12 [Increase in Commitments] of the Agreement.  Schedule 1.1(B) hereto sets forth the Commitments of the Increasing Lender and each of the other Lenders after giving effect to the increase on the date hereof.  Schedule 1.1(B) to the Agreement is being amended and restated effective on the date hereof to read as set forth on Schedule 1.1(B) hereto.  Schedule 1 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche.  Notwithstanding the foregoing (a) on the date hereof the Borrower shall repay all outstanding Loans to which either of the Base Rate Option or the LIBO-Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Lenders (including the Increasing Lender) according to the Ratable Shares set forth on attached Schedule 1.1(B) and shall be subject to breakage fees and other indemnities provided in Section 4.6.2.

IN WITNESS WHEREOF, the Increasing Lender has duly executed and delivered this Joinder as of the date and year first above written.

[INCREASING LENDER]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED TO:

BORROWER:

K. HOVNANIAN ENTERPRISES, INC.

	By:	(SEAL)
Name:
Title:

AGENT AND LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

2

EXHIBIT 2.12.1-2

FORM OF
LENDER JOINDER AND ASSUMPTION AGREEMENT

This Lender Joinder and Assumption Agreement (the “Joinder”) is made as of               , 20      (the “Effective Date”) by                                                     , (the “New Commitment Provider”).

Background

Reference is made to the Fifth Amended and Restated Credit Agreement dated June 14, 2005 among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent (the “Agent”) (as the same has been and may hereafter be modified, supplemented or amended the “Agreement”).  Capitalized terms defined in the Agreement are used herein as defined therein.

Agreement

In consideration of the Lenders’ permitting the New Commitment Provider to become a Lender under the Agreement, the New Commitment Provider agrees that effective as of the Effective Date it shall become, and shall be deemed to be, a Lender under the Agreement and each of the other Loan Documents and agrees that from the Effective Date and so long as the New Commitment Provider remains a party to the Agreement, such New Commitment Provider shall assume the obligations of a Lender under and perform, comply with and be bound by each of the provisions of the Agreement which are stated to apply to a Lender and shall be entitled to the benefits, rights and remedies set forth therein and in each of the other Loan Documents.  The New Commitment Provider hereby acknowledges that it has heretofore received a true and correct copy of the Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the Effective Date [and the executed original of its Note dated the Effective Date issued by the Borrowers under the Agreement in the face amount of $                           ].

The Commitments and Ratable Shares of the New Commitment Provider and each of the other Lenders are as set forth on Schedule 1.1(B) to the Agreement.  Schedule 1.1(B) to the Agreement is being amended and restated effective as of the Effective Date hereof to read as set forth on Schedule 1.1(B) hereto.  Schedule 1 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche.  Notwithstanding the foregoing (a) on the date hereof the Borrower shall repay all outstanding Loans to which either of the Base Rate Option or the LIBO-Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Lenders (including the New Commitment Provider) according to the Ratable Shares set forth on attached Schedule 1.1(B) and shall be subject to breakage fees and other indemnities provided in Section 4.6.2.

The New Commitment Provider is executing and delivering this Joinder as of the Effective Date and acknowledges that (A) it shall share ratably in all Base Rate Loans borrowed by the Borrower on and after the Effective Date; (B) it shall participate in all new LIBO-Rate Loans borrowed by the Borrower on and after the Effective Date according to its Ratable Share; and (C) it shall participate in all Letters of Credit outstanding on the Effective Date according to its Ratable Share.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the New Commitment Provider has duly executed and delivered this Joinder as of the Effective Date.

[NEW LENDER]

By:
Name:
Title:

ACKNOWLEDGED:

PNC BANK, NATIONAL ASSOCIATION,

as Agent

By:
Name:
Title:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

EXHIBIT 7.3.3.1

FORM OF
QUARTERLY COMPLIANCE CERTIFICATE

                           , 200

PNC Bank, National Association, as Agent

Two Tower Center, 18th Floor

East Brunswick, New Jersey  08816

Attn:  Douglas G. Paul, Senior Vice President

Telecopy: (732) 220-3744

Ladies/Gentlemen:

1.             I refer to the Fifth Amended and Restated Credit Agreement dated June 14, 2005 (the “Credit Agreement”) by and among K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor the several LENDERS and other financial institutions from time to time parties thereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.  I,                                                    the                     of the Borrower do hereby certify as of the [month/quarter/year] ended                              , 200   (the “Report Date”), that the Borrower is in compliance with the following covenants as more fully set forth and calculated on the spreadsheets attached hereto as Exhibit A - “Borrowing Base Compliance Calculations”, Exhibit B - “Summary Covenant Compliance Calculations”, and Exhibit C - “Detailed Covenant Compliance Calculations”.

2.             Transactions subject to the restrictions set forth in Section 7.2.4 of the Credit Agreement with respect to Liquidations, Mergers, Consolidations and Acquisitions are described on the additional page attached hereto.

Compliance?	Yes	No

3.             Transactions subject to the restrictions set forth in Section 7.2.5 of the Credit Agreement with respect to Dispositions of Assets or Subsidiaries are described on the additional page attached hereto.

Compliance?	Yes	No

4.             Transactions subject to the restrictions set forth in Section 7.2.7 of the Credit Agreement with respect to Subsidiaries, Partnerships and Joint Ventures are described on the additional page attached hereto.

Compliance?	Yes	No

5.             Debt Rating. Based on the Debt Rating and the Leverage Ratio, the Applicable Margin to become effective as of                                    shall be                      .

6.             The Loan Parties are in compliance with, and since the most recent prior Report Date has at all times complied with, the provisions of the Credit Agreement, including, without limitation, the representations and warranties contained in Article 6 thereof, except as follows:                                                                 .

7.             No event has occurred that is continuing which constitutes an Event of Default or Potential Default, except as follows:                                                                                              .

8.             With respect to all financial statements delivered by or on behalf of the Loan Parties contemporaneously herewith, such statements are true and correct in all material respects.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate this          day of                      , 200  .

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

Exhibit A to Exhibit 7.3.3.1

Borrowing Base Compliance Calculations

Exhibit B to Exhibit 7.3.3.1

Summary Covenant Compliance Calculations

Exhibit C to Exhibit 7.3.3.1

Detailed Covenant Compliance Calculations

EXHIBIT 7.3.3.2

FORM OF

BORROWING BASE CERTIFICATE

                            ,

PNC BANK, NATIONAL ASSOCIATION, Agent

Two Tower Center, 18th Floor

East Brunswick, New Jersey  08816

Telecopy (732) 220-3744

Attn.:  Douglas G. Paul, Senior Vice President

Ladies/Gentlemen:

I refer to the Fifth Amended and Restated Credit Agreement dated June 14, 2005 (the “Credit Agreement”) among
K. HOVNANIAN ENTERPRISES, INC. (the “Borrower”), HOVNANIAN ENTERPRISES, INC., as a Guarantor, the LENDERS now or hereafter party thereto and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).

Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.  I,                                                    Chief Executive Officer, President, Treasurer, Chief Financial Officer or principal accounting officer of the Borrower, do hereby certify on behalf of the Borrower as of the end of the month ended                       ,         (the “Report Date”), that the “Borrowing Base” and the components thereof are calculated and set forth on the spreadsheet attached hereto as Exhibit A - “Borrowing Base Compliance Calculations”.

The undersigned further certifies as follows:

1.             The Loan Parties are in compliance with, and since the most recent prior Report Date have at all times complied with, the provisions of the Credit Agreement.

2.             No event has occurred that is continuing which constitutes an Event of Default or Potential Default.

3.             With respect to all financial statements delivered by or on behalf of the Loan Parties contemporaneously herewith, such statements are true and correct in all material respects.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate this       day of                       ,        .

K. HOVANIAN ENTERPRISES, INC.

By:
Name:
Title:	Chief Executive Officer, President, Treasurer, Chief Financial Officer or principal accounting officer

Exhibit A to Exhibit 7.3.3.2

Borrowing Base Compliance Calculations